As Filed with the Securities and Exchange Commission on July 29, 2004

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

SCUDDER VALUE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60603

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Vice President and Secretary

Scudder Value Series, Inc.

Two International Place

Boston, MA 02110

(Name and Address of Agent for Service)

With copies to:

Cathy G. O’Kelly, Esq. David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCUDDER LARGE COMPANY VALUE FUND	VALUE EQUITY TRUST

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and combine selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Large Company Value Fund into Scudder Large Cap Value Fund. Both funds are managed by the same portfolio management team and seek to achieve substantially the same investment objective through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund’s shareholders. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The combined fund will pay a lower management fee than Scudder Large Company Value Fund. In addition, combining the two funds means that the costs of operating the fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Scudder Large Company Value Fund for three years following the merger. Consequently, the combined fund will have lower total operating expenses than Scudder Large Company Value Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction, and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains.

Q&A continued

If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the transaction. It is likely, however, that the number of shares you own will change as a result of the transaction because your shares will be exchanged at the net asset value per share of Scudder Large Cap Value Fund, which will probably be different from the net asset value per share of Scudder Large Company Value Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about November 15, 2004 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person by attending the special meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

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Q&A continued

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

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SCUDDER LARGE COMPANY VALUE FUND

A Message from the CEO

September 7, 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Large Company Value Fund (“Large Company Value Fund”). While you are, of course, welcome to join us at the Large Company Value Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Large Company Value Fund into Scudder Large Cap Value Fund (“Large Cap Value Fund”). In this merger, your shares of Large Company Value Fund would, in effect, be exchanged, on a tax-free basis, for shares of Large Cap Value Fund with an equal net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager of the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved (as applicable by fund boards, regulators and fund shareholders), this program will enable DeAM to:

•	Eliminate redundancies within the Scudder family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Large Company Value Fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objectives, policies and processes of Large Company Value Fund are substantially similar to those of Large Cap Value Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of this year.

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Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions;

•	A Prospectus/Proxy Statement, which provides detailed information on Large Cap Value Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call 1-888-288-5518 or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Large Company Value Fund

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SCUDDER LARGE COMPANY VALUE FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Large Company Value Fund:

A Special Meeting of Shareholders of Scudder Large Company Value Fund (“Large Company Value Fund”) will be held November 4, 2004 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., One South Street, Baltimore, MD 21202 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Large Company Value Fund to Scudder Large Cap Value Fund (“Large Cap Value Fund”), in exchange for shares of Large Cap Value Fund and the assumption by Large Cap Value Fund of all liabilities of Large Company Value Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Large Company Value Fund in complete liquidation of Large Company Value Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Large Company Value Fund at the close of business on August 18, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of Large Company Value Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

By order of the Trustees

[GRAPHIC APPEARS HERE]

Dawn-Marie Driscoll (Chair)

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

September 7, 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

Prospectus/Proxy Statement

August         , 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Large Company Value Fund	Scudder Large Cap Value Fund

a series of	a series of
Value Equity Trust	Scudder Value Series, Inc.
Two International Place	222 S. Riverside Plaza
Boston, MA 02110	Chicago, IL 60606
(617) 295-2572	(617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Large Company Value Fund (“Large Company Value Fund”) into Scudder Large Cap Value Fund (“Large Cap Value Fund”). Large Cap Value Fund and Large Company Value Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of record of Large Company Value Fund will receive a number of full and fractional shares of the corresponding class of Large Cap Value Fund equal in value as of the date of the exchange to the total value of such shareholder’s Large Company Value Fund shares.

This Prospectus/Proxy Statement is being mailed on or about September 7, 2004. It explains concisely what you should know before voting on the matter described herein or investing in Large Cap Value Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Large Cap Value Fund, dated April 1, 2004, as supplemented from time to time, for Class A, B, C and R shares, prospectus supplement dated April 1, 2004, as supplemented from time to time, for Class I shares and prospectus dated August 22, 2004, as supplemented from time to time, for Class S and Class AARP shares (each a “Large Cap Value Fund Prospectus”), the applicable copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectuses of Large Company Value Fund dated December 1, 2003, as supplemented from time to time, for Class A, B and C shares, and December 1, 2003, as supplemented from time to time, for Class S and Class AARP shares, and the prospectus supplement for Class I shares dated December 1, 2003, as supplemented from time to time (each a “Large Company Value Fund Prospectus”);

(iii)	the statements of additional information of Large Company Value Fund dated December 1, 2003, as supplemented from time to time, for Class A, B, C and I, and dated December 1, 2003, as supplemented from time to time, for Class S and Class AARP (each a “Large Company Value Fund SAI”);

(iv)	the statement of additional information relating to the proposed merger, dated [August] , 2004 (the “Merger SAI” and, together with each Large Company Value Fund SAI, the “SAIs”); and

(v)	the audited financial statements and related independent accountant’s report for Large Company Value Fund contained in the Annual Report for the fiscal year ended July 31, 2003, and the unaudited financial statements contained in the Semi-annual report for the six-month period ended January 31, 2004.

No other parts of the prospectuses or SAIs or Annual or Semi-annual reports are incorporated by reference herein.

The financial highlights for the Large Cap Value Fund contained in the Annual Report for the fiscal year ended November 30, 2003 and the updated financial highlights contained in the Semi-annual report for the six-month period ended May 31, 2004 are attached to this Prospectus/Proxy Statement. See Appendix B.

Shareholders may get free copies of the annual report, prospectus and/or SAI for a Fund, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 for Class A, Class B and Class C shares, 1-800-730-1313 for Institutional Class shares, 1-800-253-2277 for Class AARP shares and 1-800-SCUDDER for Class S shares.

Shares of Large Cap Value Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact us at [(800) 621-1048], or contact your financial advisor.

Large Cap Value Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “1934 Act”) and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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IMPORTANT INFORMATION FOR SHAREHOLDERS OF SCUDDER LARGE COMPANY VALUE FUND

This document contains a combined prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page [    ].

We urge you to review the prospectus/proxy statement carefully, and either fill out your proxy card and return it to us via the mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of Scudder Funds. If so, please vote each one. Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

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Proxy card enclosed.

If you have any questions, please call us at the special toll-free number we have set up for you (1-888-288-2518) or contact your financial advisor.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Value Equity Trust (the “Trust”), of which the Large Company Value Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Pt. IV), which we refer to as a merger of Large Company Value Fund into Large Cap Value Fund. If approved by shareholders, all of the assets of Large Company Value Fund will be transferred to Large Cap Value Fund in exchange for the issuance and delivery to Large Company Value Fund of shares of Large Cap Value Fund (“Merger Shares”) with a value equal to the value of Large Company Value Fund’s assets net of liabilities and for the assumption by Large Cap Value Fund of all liabilities of Large Company Value Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Large Company Value Fund will be distributed pro rata, on a tax-free basis, to its shareholders of record.

2.	What will happen to my shares of Large Company Value Fund as a result of the merger?

Your shares of Large Company Value Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Large Cap Value Fund with an equal aggregate net asset value on the date of the merger.

3.	Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees believe that the merger may provide shareholders of Large Company Value Fund with the following benefits:

•	Lower Expense Ratio. If the merger is approved, Large Company Value Fund shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The merger offers shareholders of Large Company Value Fund the opportunity to invest in a fund with very similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor for the Funds, has advised the Trustees that Large Company Value Fund and Large Cap Value Fund have compatible investment objectives and policies. In addition, the Advisor has advised the Trustees that both Funds have the same portfolio management team and follow substantially similar investment processes.

•	Tax-Free Merger. As discussed below, the merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

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The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Large Company Value Fund and (2) the interests of the existing shareholders of Large Company Value Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) effecting the merger.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While the Funds have substantially similar investment objectives and invest in the same types of securities, there are some differences. The Large Cap Value Fund seeks long-term capital appreciation, with current income as a secondary objective. The Large Company Value Fund seeks maximum long-term capital appreciation through a value-oriented investment approach. Both Funds seek to achieve their investment objectives by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. Although each Fund can invest in stocks of any economic sector (which is comprised of two or more related industries), at times a Fund may emphasize the financial services sector or other sectors. Each Fund may invest more than 25% of its assets in a single sector.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of May 31, 2004, and of Large Cap Value Fund on a pro forma combined basis, giving effect to the proposed merger.

Portfolio Composition (as a % of Fund) (excludes cash equivalents)

	Large Company Value Fund	Large Cap Value Fund	Pro Forma (Combined)(1)
Consumer Discretionary	6.1%	6.1%	6.1%
Financials	31.6%	31.1%	31.5%
Industrials	10.8%	10.0%	10.7%
Information Technology	15.2%	16.0%	15.4%
Telecommunications Services	1.0%	1.2%	1.1%
Health Care	14.6%	14.5%	14.6%
Energy	7.2%	7.0%	7.1%
Materials	6.5%	6.7%	6.5%
Consumer Staples	6.8%	7.1%	6.8%
Utilities	0.2%	0.3%	0.2%

	100%	100%	100%

1	Reflects the blended characteristics of Large Company Value Fund and Large Cap Value Fund as of May 31, 2004. The portfolio composition and characteristics of the merged Fund will change consistent with its stated investment objective and policies. Numbers in the table do not total 100% due to rounding.

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5.	How do the management fees and other expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the twelve months ended May 31, 2004 and the pro forma expense ratio of Large Cap Value Fund assuming consummation of the merger, which reflects the lower management fee schedule to be adopted by Large Cap Value Fund at that time.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional Class[1]	Class S2	Class AARP[2]
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of the offering price)
Large Company Value Fund	5.75%	None	None	None	None	None
Large Cap Value Fund	5.75%	None	None	None	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of redemption proceeds)
Large Company Value Fund	None[3]	4.00%	1.00%	None	None	None
Large Cap Value Fund	None[3]	4.00%	1.00%	None	None	None

Redemption/Exchange Fee
(on shares owned less than one year as a % of amount redeemed)
Large Company Value Fund	None	None	None	None	None	None
Large Cap Value Fund	None	None	None	None	None	None

(1)	Class I shares have been renamed Institutional Class shares.
(2)	Class S and Class AARP for Large Cap Value Fund commenced operations on 8/22/04.
(3)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule for Large Cap Value Fund reflects reductions that will be effective upon the consummation of the

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merger). As of May 31, 2004, Large Cap Value Fund and Large Company Value Fund had net assets of $321,556,046 and $1,737,393,300, respectively.

Large Cap Value Fund		Large Company Value Fund
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0—$1.5 billion	0.525%	$0—$1.5 billion	0.600%
$1.5 billion—$2 billion	0.500%	$1.5 billion—$2 billion	0.575%
$2 billion—$3 billion	0.475%	$2 billion—$3 billion	0.550%
$3 billion—$4 billion	0.450%	$3 billion—$4 billion	0.525%
$4 billion—$5 billion	0.425%	$4 billion—$5 billion	0.500%
Over $5 billion	0.400%	Over $5 billion	0.475%

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of Large Company Value Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments	Net Annual Fund Operating Expenses
Large Company Value Fund
Class A	0.60%	0.22%	0.41%[2]	1.23%	0.01%[3]	1.22%
Class B	0.60%	1.00%	0.48%[2]	2.08%	0.06%[3]	2.02%
Class C	0.60%	1.00%	0.59%[2]	2.19%	0.18%[3]	2.01%
Institutional Class	0.60%	None	0.14%[2]	0.74%	—[3]	0.74%
Class S	0.60%	None	0.25%[2]	0.85%	—[3]	0.85%
Class AARP	0.60%	None	0.33%[2]	0.93%	—[3]	0.93%

Large Cap Value Fund
Class A	0.75%	0.25%	0.31%[2]	1.31%	0.10%[5]	1.21%
Class B	0.75%	1.00%	0.49%[2]	2.24%	0.28%[5]	1.96%
Class C	0.75%	1.00%	0.34%[2]	2.09%	0.13%[5]	1.96%
Institutional Class	0.75%	None	0.17%[2]	0.92%	—[5]	0.92%
Class S4	0.75%	None	0.19%	0.94%	—[5]	—%
Class AARP[4]	0.75%	None	0.32%	1.07%	—[5]	—%

Large Cap Value Fund[1]
(Pro forma combined)
Class A	0.52%	0.25%	0.35%	1.12%	—[6]	1.12%
Class B	0.52%	1.00%	0.50%	2.02%	0.12%[6]	1.90%
Class C	0.52%	1.00%	0.43%	1.95%	0.05%[6]	1.90%
Institutional Class	0.52%	None	0.17%	0.69%	0.04%[6]	0.65%
Class S4	0.52%	None	0.26%	0.78%	—[6]	0.78%
Class AARP[4]	0.52%	None	0.34%	0.86%	—[6]	0.86%

(1)	Restated to reflect the management fee schedule for Large Cap Value Fund that is effective upon consummation of the merger.

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(2)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee on September 30, 2003 for Large Cap Value Fund and on April 1, 2004 for Large Company Value Fund.
(3)	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain Large Company Value Fund’s operating expenses at 1.005%, 1.020%, 1.010%, 0.755%, 0.995% and 0.995% for Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
(4)	Estimated since no Class S or Class AARP shares were issued as of Large Cap Value Fund’s fiscal year-end.
(5)	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain Large Cap Value Fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares and 1.00% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.
(6)	Through [approximately 3 years], DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at .90%, .90%, .90%, .65%, .80%, and .90% for Class A, B, C, Institutional, S and AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that the Advisor expects the combined Fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Large Company Value Fund (assuming you sold your shares at the end of each period)
Class A1	$692	$942	$1,211	$1,977
Class B1	$605	$946	$1,313	$1,988
Class C1	$304	$668	$1,158	$2,510
Institutional Class	$76	$237	$411	$918
Class S	$87	$271	$471	$1,049
Class AARP	$95	$296	$515	$1,143

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	1 Year	3 Years	5 Years	10 Years
Assuming you kept your shares
Class A1	$692	$942	$1,211	$1,977
Class B1	$205	$646	$1,113	$1,988
Class C1	$204	$668	$1,158	$2,510
Institutional Class	$76	$237	$411	$918
Class S	$87	$271	$471	$1,049
Class AARP	$95	$296	$515	$1,143
Large Cap Value Fund (assuming you sold your shares at the end of each period)
Class A1	$691	$957	$1,243	$2,055
Class B1	$599	$973	$1,374	$2,101
Class C1	$299	$642	$1,112	$2,410
Institutional Class	$94	$293	$509	$1,131
Class S	$96	$300	$520	$1,155
Class AARP	$109	$340	$590	$1,306
Assuming you kept your shares
Class A1	$691	$957	$1,243	$2,055
Class B1	$199	$673	$1,174	$2,101
Class C1	$199	$642	$1,112	$2,410
Institutional Class	$94	$293	$509	$1,131
Class S	$96	$300	$520	$1,155
Class AARP	$109	$340	$590	$1,306
Large Cap Value Fund (Pro forma combined) (assuming you sold your shares at the end of each period)
Class A	$683	$911	$1,156	$1,860
Class B2	$593	$896	$1,251	$1,867
Class C2	$293	$597	$1,037	$2,260
Institutional Class[2]	$66	$208	$371	$846
Class S	$80	$249	$433	$966
Class AARP	$88	$274	$477	$1,061
Assuming you kept your shares
Class A	$683	$911	$1,156	$1,860
Class B2	$193	$596	$1,051	$1,867
Class C2	$193	$597	$1,037	$2,260
Institutional Class[2]	$66	$208	$371	$846
Class S	$80	$249	$433	$966
Class AARP	$88	$274	$477	$1,061

(1)	Includes one year of capped expenses in each period.
(2)	Includes three years of capped expenses in each period.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Large Company Value Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

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7.	Will my dividend be affected by the merger?

The merger will result in a change in dividend policy. Large Cap Value Fund currently intends to pay dividends and distributions to its shareholders quarterly and, if necessary, may do so at other times as well. Large Company Value Fund currently intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

Large Cap Value Fund will not, however, permit any holder of certificates for Large Company Value Fund shares at the time of the merger to receive cash dividends or other distributions or pledge Merger Shares until such certificates for Large Company Value Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted. If a shareholder is not, for this reason, permitted to receive cash dividends or other distributions on Merger Shares, Large Cap Value Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Large Company Value Fund shares in cash.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

For Class A, B and C shares, orders for the purchase or redemption of shares of the Funds may be made either directly with the Funds or through an investment advisor. Institutional Class shares are available for purchase only through Scudder Distributors, Inc. (“SDI”) and selected dealers authorized by SDI. For Class S and Class AARP, orders may be made either directly with the Funds or through a “third party provider”—for example, a workplace retirement plan, financial supermarket or financial advisor—who may have its own policies or instructions.

Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by each Fund and valued as they are for purposes of computing each Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. Purchases and redemptions of shares of each Fund are made at the Fund’s net asset value (“NAV”) per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time). You can place an order to buy or sell shares at any time. The NAV per share of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the Fund’s outstanding shares.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next annual report of Large Company Value Fund.

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10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the total value of the shares of Large Cap Value Fund you receive will equal the total value of the shares of Large Company Value Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Large Company Value Fund.

The Trustees of the Trust believe that the proposed merger is in the best interests of Large Company Value Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Large Cap Value Fund and how do they compare with those of Large Company Value Fund?

Investment Objectives and Strategies.    As noted above, Large Cap Value Fund and Large Company Value Fund have similar investment objectives. Large Cap Value Fund’s investment objective is to seek long-term capital appreciation, with current income as a secondary objective. Large Company Value Fund’s investment objective is to seek maximum long-term capital appreciation through a value-oriented investment approach. The portfolio managers for the two Funds are the same.

Large Cap Value Fund.    Under normal circumstances, Large Cap Value Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. Large Cap Value Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although Large Cap Value Fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. Large Cap Value Fund may invest more than 25% of total assets in a single sector.

Large Cap Value Fund may also invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, Large Cap Value Fund is permitted, but not required, to use various types of derivatives. Large Cap Value Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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Large Company Value Fund.    Under normal circumstances, Large Company Value Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. Large Company Value Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although Large Company Value Fund can invest in stocks across a wide range of industries and economic sectors (a sector is comprised of two or more related industries), at times it may emphasize the financial services sector or other sectors. Large Company Value Fund may invest more than 25% of total assets in a single sector.

Large Company Value Fund may also invest up to 20% of net assets in foreign securities. Large Company Value Fund is permitted, but not required, to use various types of derivatives. Large Company Value Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Large Company Value Fund currently does not utilize derivatives, and although the managers have no immediate intention to do so, Large Company Value Fund may choose to use them in the future.

General.    In choosing stocks, the portfolio managers for each Fund begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble each Fund’s portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

In addition, for temporary defensive purposes, Large Cap Value Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, in U.S. government securities, and high quality money market instruments. For temporary defensive purposes, Large Company Value Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments (rated in the two highest categories by Moody’s Investors Service, Inc. or S&P) and high grade debt securities without equity futures (rated Aaa, Aa, or A by Moody’s). In such a case, each Fund would not be pursuing, and may not achieve, its investment objective.

The Trustees of the Trust believe that Large Cap Value Fund should provide a comparable investment opportunity for shareholders of Large Company Value Fund.

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For a more detailed description of the investment techniques used by Large Cap Value Fund and Large Company Value Fund, please see the applicable Fund’s Prospectus and SAI.

Primary Risks.    As with any stock fund, you may lose money by investing in Large Cap Value Fund. Certain risks associated with an investment in Large Cap Value Fund are summarized below. Subject to limited exceptions, the risks of an investment in Large Cap Value Fund are substantially similar to the risks of an investment in Large Company Value Fund. More detailed descriptions of the risks associated with an investment in Large Company Value Fund can be found in each Large Cap Value Fund Prospectus and Large Cap Value Fund SAI.

The value of your investment in Large Cap Value Fund will change with changes in the values of the investments held by Large Cap Value Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Large Cap Value Fund’s investments as a whole. Large Cap Value Fund could be subject to additional principal risks because the types of investments its makes can change over time.

Stock Market Risk.    As with most stock funds, an important factor with each Fund is how stock markets perform—in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments each Fund makes and each Fund may not be able to get attractive prices for them.

Value Investing Risk.    As with any investment strategy, the “value” strategy used in managing each Fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, each Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk.    While each Fund does not concentrate in any industry, to the extent that each Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Securities Lending Risk.    Any loss in the market price of securities loaned by each Fund that occurs during the term of the loan would be borne by each Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made

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only to borrowers selected by each Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Foreign Investment Risk.    To the extent that each Fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of each Fund’s investments or prevent each Fund from realizing its full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which each Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counter-party to meet its obligations or unexpected price or interest rate movements. (See “Secondary Risks” in each Fund’s prospectus for more information.)

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of Large Cap Value Fund’s Class A shares and Large Company Value Fund’s Class S shares.

The table compares the Funds’ performance to each other’s and to that of broad measures of market performance. Of course, a Fund’s past performance is not an indication of future performance.

For Large Cap Value Fund, the inception date for Class B and Class C shares was September 11, 1995 and June 1, 2000 for Institutional Class. The performance figures before that date are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the different gross total annual operating expenses and the current applicable sales charges of Class B, Class C and Institutional Class. No performance information is shown for Class S or Class AARP because they had not commenced operations as of May 31, 2004.

For Large Company Value Fund, the inception date for Class A, B and C shares was June 25, 2001, June 30, 2001 for Institutional Class shares and October 2, 2000 for Class AARP. In the bar chart, the performance figures for Class S are shown, since this was the Fund’s original share class. In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S adjusted to reflect both the different gross total annual operating expenses of Class A, Class B, Class C, Institutional Class or Class AARP and the current applicable sales charges of Class A, B and C.

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Calendar Year Total Returns for Class A or Class S Shares

Large Cap Value Fund

[Insert bar graph]

Large Company Value Fund

[Insert bar graph]

Performance figures for the bar charts do not reflect the impact of sales charges. If they did, performance would be lower than as shown. Year-to-date performance through June 30, 2004 was 2.24% for Large Cap Value Fund and 2.51% for Large Company Value Fund. During the periods shown in the bar chart the highest returns for a quarter were 18.70% (quarter ended 6/30/03) for Large Cap Value Fund and 16.80% (quarter ended 6/30/03) for Large Company Value Fund, and the lowest returns for a quarter were -19.48% (quarter ended 9/30/02) for Large Cap Value Fund and -19.37% (quarter ended 9/30/02) for Large Company Value Fund.

Average Annual Total Returns (for periods ended December 31, 2003)

	Past 1 year	Past 5 years	Past 10 years/ since Inception
Large Cap Value Fund
Class A (return before taxes)	24.84%	2.08%	10.90%
(return after taxes on distributions)	24.62%	1.00%	8.72%
(return after taxes on distributions and sale of Fund shares)	16.38%	1.15%	8.30%
Class B (return before taxes)	28.32%	2.26%	10.59%
Class C (return before taxes)	31.37%	2.45%	10.54%
Institutional Class (return before taxes)	32.94%	N/A	7.64%
Russell 1000 Value Index[1] (reflects no deductions for fees, expenses or taxes)	30.03%	3.56%	11.88%
S&P 500 Index[2]	28.68%	–0.57%	11.07%

Large Company Value Fund
Class S (return before taxes)	29.81%	2.57%	8.86%
(return after taxes on distributions)	29.61%	1.24%	6.80%
(return after taxes on distributions and sale of Fund shares)	19.64%	1.73%	6.79%
Class A (return before taxes)	22.04%	1.11%	7.93%
Class B (return before taxes)	25.42%	1.32%	7.70%
Class C (return before taxes)	28.49%	1.51%	7.73%
Institutional Class* (return before taxes)	30.02%	N/A	-0.33%
Class AARP (return before taxes)	29.74%	2.56%	8.86%
Russell 1000 Value Index[1] (reflects no deductions for fees, expenses or taxes)	30.03%	3.56%	11.88%

(1)	Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
(2)	Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
*	Since 6/30/2001.

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Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit the Scudder website at www.scudder.com. For more recent performance information for Class S and Class AARP shares, call your financial advisor or                      or visit the Scudder website at www.                    .

The performance information in the table reflects the impact of maximum sales charges. After-tax returns are estimates based on the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns for Large Cap Value Fund are shown for Class A shares only and will vary for Class B, Class C, Institutional Class, Class S and Class AARP. After-tax returns for Large Company Value Fund are shown for Class S shares only and will vary for Class A, Class B, Class C, Institutional Class and Class AARP. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for each Fund. Under the supervision of the Board of Trustees/Directors of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Thomas Sassi, Managing Director of Deutsche Asset Management, is the Lead Portfolio Manager of each Fund. Mr. Sassi joined Deutsche Asset Management in 1996 and became a portfolio manager for Large Cap Value Fund in 1997 and Large Company Value Fund in 2003. Mr. Sassi has over 32 years of investment industry experience and holds an MBA from Hofstra University.

Steve Scrudato, CFA and Director of Deutsche Asset Management, is also a Portfolio Manager of each Fund. Mr. Scrudato joined Deutsche Asset Management in 2000 and became a portfolio manager for each Fund in 2004. Prior to joining Deutsche Asset Management in 2000, Mr. Scrudato had over 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and Paine Webber.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of each Fund and for Class R shares for Large Cap Value Fund, and acts as agent of each Fund in the continuing offer of such shares. [Large Cap Value Fund has adopted a service plan on behalf of the Class A shares and distribution plans on behalf of the Class B, C and R shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution plans for Large Company Value Fund.] Plans under Rule 12b-1 allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares. Because these fees are paid out of the

17

Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 distribution plans have not been adopted for Institutional Class shares, Class S shares or Class AARP shares of either Fund.

Pursuant to the Services Agreement with Large Cap Value Fund, which is substantially identical to the services agreement for Large Company Value Fund, SDI receives a services fee of up to 0.25% per year with respect to the Class A, B, C and R shares of Large Cap Value Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Large Cap Value Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Institutional Class, Class S and Class AARP shares do not have a service fee.

Trustees/Directors and Officers.    The Trustees of Value Equity Trust (of which Large Company Value Fund is a series) are different from those of Scudder Value Series, Inc. (of which Large Cap Value Fund is a series). The following individuals comprise the Board of Trustees of the Trust: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The following individuals comprise the Board of Directors of Scudder Value Series, Inc.: John W. Ballantine, Lewis A. Burnham, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, Shirley D. Peterson (Chair), William N. Shiebler and John G. Weithers. The officers of the Trust are the same as those of Scudder Value Series, Inc., except that Philip J. Collora, Vice President and Assistant Secretary of Scudder Value Series, Inc., is not an officer of Value Equity Trust.

Independent Registered Public Accountants (“Auditors”).    The Large Cap Value Fund’s Auditors are Ernst & Young LLP. The Large Company Value Fund’s Auditors are PricewaterhouseCoopers LLP.

Shareholders’ Rights.

Value Equity Trust

General.    The Trust is an open-end management investment company, which was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated October 16, 1985 (“Declaration of Trust”). Scudder Large Company Value Fund is a diversified series of the Trust, which also has three other series. The Trust is also governed by its bylaws and applicable state law.

Shares.    The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Shares of each series have no preference, preemptive, appraisal, conversion or exchange rights.

Voting Rights.    On any matter submitted to a vote of shareholders of Value Equity Trust, all series (and classes, as applicable) generally vote together as a single group, except where a separate vote by series (or class) is required by law or where the interests of the series (or class) differ from the other series. Shareholders of each series are entitled to one vote for each whole share and each fractional share shall be entitled to a proportionate fractional vote. Election of Trustees shall be by a plurality vote of the shareholders entitled to vote; all other matters require a vote of the majority of the shareholders entitled to vote.

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Shareholder Meetings.    Meetings of shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution of a majority of Trustees, or at the written request of the holder or holders of ten percent or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting.

Election and Term of Trustees.    The Trustees shall be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders. Except in the event of resignation or removals pursuant to the Declaration of Trust, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder Liability.    Under Massachusetts law, shareholders of a series could, under certain circumstances, be held liable for the obligations of their series. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and permits notice of such disclaimer to be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, the Declaration of Trust of the Trust provides indemnification for all losses and expenses of any shareholder held liable for the obligations of their series. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the shareholder who is entitled to indemnification or reimbursement was a shareholder at the time the act or event occurred which gave rise to the claim or liability, and the Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus the risk of a shareholder liability is considered by DeAM to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

Trustee Liability.    The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

Scudder Value Series, Inc.

General.    Scudder Value Series, Inc. is authorized to issue [three billion, five-hundred million (3,500,000,000)] shares of its capital stock, par value $.01 per share, in three series, of which Large Cap Value Fund is authorized to issue 800,000,000 shares in the following classes: 320,000,000 shares of Class A, 320,000,000 shares of Class B, 80,000,000 shares of Class C, 80,000,000 shares of Institutional Class,              shares of Class S and              shares of Class AARP.

Voting Rights.    On each matter submitted to a vote of shareholders of Scudder Value Series, Inc., each full share is entitled to one vote, and each fractional share is entitled to a fractional vote. On any matter submitted to a vote of shareholders, all shares of Scudder Value Series, Inc. then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law, or (2) when required by the 1940 Act, as amended, shares shall be voted by individual series; and (3) when the matter does not affect any interest of a particular series, then only

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shareholders of affected series shall be entitled to vote thereon. Holders of shares of stock of Scudder Value Series, Inc. shall not be entitled to cumulative voting in the election of directors or on any other matter.

Shareholder Meetings.    Scudder Value Series, Inc. is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Scudder Value Series, Inc. issued and outstanding and entitled to vote at such meeting.

Shareholder Liability.    Pursuant to Maryland law, shareholders are generally not personally liable for the debts of Scudder Value Series, Inc. or any of its series.

Board Member Liability.    Pursuant to the charter of Scudder Value Series, Inc., the corporation indemnifies Board Members against all liabilities and expenses incurred by reason of being a Board Member to the fullest extent permitted by the 1940 Act and Maryland law.

The foregoing is only a summary of certain rights of shareholders of Scudder Value Series, Inc. and Value Equity Trust under their governing charter documents, bylaws and state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees.    Both Funds receive the same services from Scudder Fund Accounting Corporation (“SFAC”). Large Company Value Fund pays a fee directly to SFAC. Large Cap Value Fund does not pay a fee directly to SFAC, but indirectly pays for the services through its management fee.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Large Company Value Fund are being asked to approve a merger between Large Company Value Fund and Large Cap Value Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of [month/day], 2004 (the “Agreement”), a copy of which is attached to this Prospectus/Proxy Statement as Appendix A.

The merger is structured as a transfer of all of the assets of Large Company Value Fund to Large Cap Value Fund in exchange for the assumption by Large Cap Value Fund of all liabilities of Large Company Value Fund and for the issuance and delivery to Large Company Value Fund of Merger Shares of Large Cap Value Fund equal in aggregate value to the net value of the assets transferred to Large Cap Value Fund.

After receipt of the Merger Shares, Large Company Value Fund will distribute, on a tax-free basis, the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Large Company Value Fund, and the legal

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existence of Large Company Value Fund as a series of a Massachusetts business trust will be terminated. Each shareholder of Large Company Value Fund will receive a number of full and fractional Merger Shares of the same classes as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Large Company Value Fund shares.

Prior to the date of the merger, Large Company Value Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Large Cap Value Fund and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Large Company Value Fund occurring prior to the merger above that which they would have received absent the merger.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the outstanding voting securities of Large Company Value Fund.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and the Board of Directors of Scudder Value Series, Inc. may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of Large Company Value Fund at a meeting held in February 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder family by reorganizing and combining certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Large Company Value Fund, including all Trustees who are not “interested persons” of Large Company Value Fund (as defined by the 1940 Act), conducted a thorough review of the potential implications of the merger on Large Company Value Fund’s shareholders. They were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

On June 16, 2004, the Trustees of Large Company Value Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by the Fund’s shareholders.

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In determining to recommend that the shareholders of Large Company Value Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expenses of Large Company Value Fund and the estimated operating expenses of the combined fund, and between the estimated operating expenses of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expenses of each class of the combined fund are lower than the corresponding class of Large Company Value Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for a three year period at levels below Large Company Value Fund’s current operating expenses. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Large Cap Value Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of Large Company Value Fund and the operating expenses of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The compatibility of Large Company Value Fund’s and Large Cap Value Fund’s investment objectives, policies, restrictions and portfolios. Based on information provided by DeAM, the Trustees concluded that the investment objectives, policies, and restrictions of Large Company Value Fund and Large Cap Value Fund were substantially similar and that the securities in Large Company Value Fund’s portfolio were compatible with the securities in Large Cap Value Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of Large Company Value Fund to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of Large Cap Value Fund. The Trustees concluded that the services available to shareholders of each class of Large Cap Value Fund were substantially similar to those available to shareholders of the corresponding class of Large Company Value Fund.

•	The costs to be borne by Large Company Value Fund, Large Cap Value Fund and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Funds’ portfolios.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than Large Company Value Fund and enjoy any related economies of scale.

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•	The tax consequences of the merger on Large Company Value Fund, Large Cap Value Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of Large Company Value Fund and Large Cap Value Fund and the effect of the merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	The investment performance of Large Company Value Fund and Large Cap Value Fund. The Trustees noted that the performance of Large Cap Value Fund was superior to the performance of Large Company Value Fund over all relevant periods.

•	The structure of the transaction. By structuring the transaction as a merger of Large Company Value Fund into Large Cap Value Fund, the combined fund retains the performance record DeAM believes is more representative of the combined fund. DeAM has advised the Trustees that retention of this performance record may be beneficial in retaining and attracting new assets.

Based on all of the foregoing, the Trustees concluded that Large Company Value Fund’s participation in the merger would be in the best interests of Large Company Value Fund and would not dilute the interests of Large Company Value Fund’s existing shareholders. The Trustees of Large Company Value Fund, including all Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The Agreement provides that Large Cap Value Fund will acquire all of the assets of Large Company Value Fund in exchange for the assumption by Large Cap Value Fund of all liabilities of Large Company Value Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger 4:00 p.m. Eastern time, on November 12, 2004, or such other date and time as may be agreed upon by the parties (the “Valuation Time”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Large Company Value Fund will transfer all of its assets to Large Cap Value Fund, and in exchange, Large Cap Value Fund will assume all liabilities of Large Company Value Fund and deliver to Large Company Value Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Large Company Value Fund attributable to shares of the corresponding class of Large Company Value Fund, less the value of the liabilities of Large Company Value Fund assumed by Large Cap Value Fund attributable to shares of such class of Large Company Value Fund. Immediately following the transfer of assets on the Exchange Date, Large Company Value Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Large Company Value Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Large Company Value Fund. As a result of the

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proposed transaction, each shareholder of Large Company Value Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Large Company Value Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Large Cap Value Fund in the name of such Large Company Value Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Directors of Scudder Value Series, Inc. have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and the Directors of Scudder Value Series, Inc. have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Large Cap Value Fund and Large Company Value Fund, (ii) by either party if the merger shall not be consummated by December 31, 2004 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Large Company Value Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Large Company Value Fund are added to the portfolio of Large Cap Value Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Large Cap Value Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $991,453. All fees and expenses, including trading costs, legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Large Company Value Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of Large Cap Value Fund. Prior to the merger, Large Cap Value Fund did not offer Class S and Class AARP shares. These classes are now offered by Large Cap Value Fund to accommodate the existing holders of Class S and Class AARP shares of Large Company Value Fund. Large Company Value Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Large Company Value Fund. Your Merger Shares will be subject to a contingent deferred sales charge or redemption fee, as applicable, only to the extent that your Large Company Value Fund shares were so subject. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Large Company Value Fund shares and for the price you originally paid. For purposes of determining any automatic conversion date, the Merger Shares will be treated as having been purchased on the date you originally purchased your Large Company Value Fund Class B shares (so that the

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conversion date of the shares will be unaffected by the merger). For more information on the characteristics of each class of Merger Shares, please see the Large Cap Value Fund Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion, from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by Large Cap Value Fund of all of the assets of Large Company Value Fund solely in exchange for Merger Shares and the assumption by Large Cap Value Fund of all of the liabilities of Large Company Value Fund, followed by the distribution by Large Company Value Fund to its shareholders of Merger Shares in complete liquidation of Large Company Value Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Large Cap Value Fund and Large Company Value Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, except for gain or loss regularly attributable to the termination of Large Company Value Fund’s taxable year, Large Company Value Fund will not recognize gain or loss upon the transfer of its assets to Large Cap Value Fund in exchange for Merger Shares and the assumption of the Large Company Value Fund liabilities by Large Cap Value Fund. Large Company Value Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Large Company Value Fund.

•	Under Section 354 of the Code, shareholders of Large Company Value Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Large Company Value Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Large Company Value Fund will be the same as the aggregate basis of Large Company Value Fund shares exchanged therefor.

•	Under Section 1223(l) of the Code, the holding period of the Merger Shares received by each Large Company Value Fund shareholder will include the holding period of Large Company Value Fund shares exchanged therefor, provided that the Large Company Value Fund shareholder held the Large Company Value Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, Large Cap Value Fund will not recognize gain or loss upon the receipt of assets of Large Company Value Fund in exchange for Merger Shares and the assumption by Large Cap Value Fund of all of the liabilities of Large Company Value Fund.

•	Under 362(b) of the Code, except for assets that may be revalued as a consequence of the termination of the Large Company Value Fund’s taxable year, the basis of the assets of Large Company Value Fund transferred to Large Cap Value Fund in the reorganization will be the same in the hands of Large Cap Value Fund as the basis of such assets in the hands of Large Company Value Fund immediately prior to the transfer.

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•	Under Section 1223(2) of the Code, except for assets that may be revalued as a consequence of the termination of the Large Company Value Fund’s taxable year, the holding periods of the assets of Large Company Value Fund transferred to Large Cap Value Fund in the reorganization in the hands of Large Cap Value Fund will include the periods during which such assets were held by Large Company Value Fund.

Large Cap Value Fund’s ability to carry forward its pre-merger losses as well as those of Large Company Value Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each fund at the time of the merger. For example, if the merger were to have occurred on April 30, 2004, the effects of such limitation would have had little impact due to the size of Large Company Value Fund’s pre-merger losses, which equaled approximately 2% of its net asset value.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for Large Cap Value Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended November 30, 2003 was 69%. The portfolio turnover rate for Large Company Value Fund for the fiscal year ended July 31, 2003 was 93%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Large Company Value Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year and Large Cap Value Fund intends to make such distributions, if any, quarterly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Large Company Value Fund’s shareholders, such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains, may result in future taxable distributions to shareholders arising indirectly from the merger.

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Capitalization.    The following table shows the unaudited capitalization of each Fund as of May 31, 2004, and of Large Cap Value Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Acquiring Fund	Acquired Fund
	Large Cap Value Fund	Large Company Value Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$226,268,353	$85,798,557	—	$312,066,910
Class B Shares	52,199,059	25,184,977	—	77,384,036
Class C Shares	34,174,311	11,377,552		45,551,863
Class I Shares(2)	8,445,946	16,280,931	—	24,726,877
Class S Shares	—	1,567,159,325	—	1,567,159,325
Class R Shares	468,377	—	—	468,377
Class AARP Shares	—	31,591,958	—	31,591,958

Total Net Assets	$321,556,046	$1,737,393,300	—	$2,058,949,346

Shares Outstanding
Class A Shares	10,664,140	3,607,495	435,792	14,707,427
Class B Shares	2,461,098	1,062,458	124,393	3,647,949
Class C Shares	1,611,622	479,761	56,916	2,148,299
Class I Shares(2)	397,423	684,787	81,374	1,163,584
Class S Shares	—	65,907,689	7,945,248	73,852,937
Class R Shares	22,054	—	—	22,054
Class AARP Shares	—	1,328,413	160,369	1,488,782
Net Asset Value Per Share
Class A Shares	$21.22	$23.78		$21.22
Class B Shares	$21.21	$23.70		$21.21
Class C Shares	$21.20	$23.72		$21.20
Class I Shares(2)	$21.25	$23.78		$21.25
Class S Shares	$—	$23.78		$21.22
Class R Shares	$21.24	—		$21.24
Class AARP Shares	$—	$23.78		$21.22

1	Assumes the merger had been consummated on May 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Large Cap Value Fund will be received by the shareholders of the Scudder Large Company Value Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Large Cap Value Fund that actually will be received on or after such date.
2	The “I” Share Class have been renamed the “Institutional” Share Class.

Unaudited pro forma combining financial statements of the Funds as of May 31, 2004, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Large Cap Value Fund will be the surviving Fund following the merger and because Large Cap Value Fund’s investment objective, policies and processes will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of Large Company Value Fund to Large Cap Value Fund as contemplated by the Agreement.

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The Trustees of the Trust, including the independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Large Company Value Fund into Large Cap Value Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Large Company Value Fund Shareholders (the “Meeting”). The Meeting is to be held on November 4, 2004, at 4:00 p.m. Eastern time at the offices of Deutsche Investment Management Americas Inc., One South Street, Baltimore, Maryland 21202, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September 7, 2004.

As of August 18, 2004, Large Company Value Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	[Number of Shares]
Class B	[Number of Shares]
Class C	[Number of Shares]
Class I	[Number of Shares]
Class S	[Number of Shares]
Class AARP	[Number of Shares]

Only shareholders of record on August 18, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Required Vote.    Proxies are being solicited from Large Company Value Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the outstanding voting securities of Large Company Value Fund.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Large Company Value Fund at the close of business on August 18, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of one-third of the shares of Large Company Value Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by Large Company Value Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e.,

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shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of August 18, 2004, the officers and Trustees/Directors of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of Large Company Value Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Large Company Value Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Large Cap Value Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Large Cap Value Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of at least one-third of the shares of Large Company Value Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. [Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of Large Company Value Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.] For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted, and thus will have the effect of a “no” vote. Broker non-votes are proxies received by Large Company Value Fund from brokers or nominees when the broker or nominee has neither received instructions

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from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Georgeson Shareholder Communications, Inc. (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $165,000. As the Meeting date approaches, certain shareholders of Large Company Value Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Large Company Value Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to [        ], then the Georgeson representative has the responsibility to explain the process, read the Proposal on the proxy card(s), and ask for the shareholder’s instructions on the Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. DeAM has retained at its expense [name and address of entity aiding solicitation], to aid in the solicitation

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of instructions for nominee and registered accounts, for a fee not to exceed $[dollar amount] plus reasonable out-of-pocket expenses for mailing and phone costs. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Large Company Value Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Large Company Value Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person.

Adjournment.    If sufficient votes in favor of the Proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

VI. OTHER INFORMATION

Regulatory and Litigation Matters.    Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management and its affiliates, certain individuals, including in some cases Scudder fund Trustees/Directors, and other parties. Deutsche Asset Management has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, Deutsche Asset Management believes the likelihood the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2004, by and among Scudder Value Series Fund, Inc. (the “Acquiring Company”), a Maryland corporation, on behalf of Scudder Large Cap Value Fund (the “Acquiring Fund”), a separate series of the Acquiring Company; Value Equity Trust (the “Acquired Trust”), a Massachusetts business trust, on behalf of Scudder Large Company Value Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Company is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110-4103.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Institutional Class, Class S and Class AARP voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Company’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of Valuation Time, there are no Class S and/or Class AARP Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of a Class S and/or Class AARP share, as applicable, shall be equal to the net asset value of one [Institutional Class] Acquiring Fund Share.

2.3    The number of Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4     All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be November 15, 2004, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3     State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Institutional Class, Class S and Class AARP Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquiring Fund or the Acquired

Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6     The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the

Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended November 30, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since November 30, 2003, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Company’s Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Company duly created in accordance with the applicable provisions of the Acquiring Company’s Articles of Incorporation. The Acquiring Company and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Acquiring Company will not result (i) in violation of Maryland law or of the Acquiring Company’s Articles of Incorporation, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended July 31, 2003, have been audited by Ernst & Young LLP, Independent Registered Public Accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since July 31, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Company (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Company’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November     , 2004.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Company will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund may declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Company’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Company has been duly formed and is an existing business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring

Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Company is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Company, (ii) the Acquiring Company is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B, Class C, Institutional Class, Class S and Class AARP shares of the Acquiring Fund to         %,         %,         %,         %,         %,         % and         %, respectively, for the three year period ending         , 2007, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Company, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, except for gain or loss regularly attributable to the termination of Acquired Fund’s taxable year, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund

Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, except for assets that may be revalued as a consequence of the termination of the Acquired Fund’s taxable year, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, except for assets that may be revalued as a consequence of the termination of the Acquired Fund’s taxable year, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization[, including any brokerage costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization].

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

12.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [December 31], 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Ropes & Gray LLP, [address], Attention:             , or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to the Acquired Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Acquired Fund personally, but bind only the property of the Fund, as provided in the Trust’s Declaration of Trust. Moreover, no series of the Trust other than the Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Fund to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust’s Board members, on behalf of the Fund, and this Agreement has been signed by authorized officers of the Trust acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund, as provided in the Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquired Trust or the Acquiring Company or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER VALUE SERIES FUND, INC., on behalf of Scudder Large Cap Value Fund

Secretary	By: Its:

Attest:	VALUE EQUITY TRUST, on behalf of Scudder Large Company Value Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

APPENDIX B

Financial Highlights for Large Cap Value Fund

for the period ended November 30, 2003, and updated Financial Highlights for the six month period ended May 31, 2004 [To come]

Financial Highlights

Class A

Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$17.09	$19.05	$17.51	$19.75	$22.90

Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.23	.19	.30	.34
Net realized and unrealized gain (loss) on investment transactions	2.81	(1.98)	1.57	(.39)	(1.40)

Total from investment operations	3.06	(1.75)	1.76	(.09)	(1.06)

Less distributions from:
Net investment income	(.22)	(.21)	(.22)	(.35)	(.31)
Net realized gains on investment transactions	—	—	—	(1.80)	(1.78)

Total distributions	(.22)	(.21)	(.22)	(2.15)	(2.09)

Net asset value, end of period	$19.93	$17.09	$19.05	$17.51	$19.75

Total Return (%)[b]	18.16 [d]	(9.25)	10.06	.54	(5.06)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	127	130	113	173
Ratio of expenses before expense reductions (%)	1.30	1.30	1.46	1.53 [c]	1.41
Ratio of expenses after expense reductions (%)	1.29	1.30	1.46	1.52 [c]	1.40
Ratio of net investment income (loss) (%)	1.41	1.26	1.04	1.85	1.53
Portfolio turnover rate (%)	69	83	76	46	88

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
[d]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$17.07	$19.03	$17.47	$19.68	$22.82

Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.08	.04	.14	.14
Net realized and unrealized gain (loss) on investment transactions	2.81	(1.98)	1.57	(.36)	(1.38)

Total from investment operations	2.92	(1.90)	1.61	(.22)	(1.24)

Less distributions from:
Net investment income	(.08)	(.06)	(.05)	(.19)	(.12)
Net realized gains on investment transactions	—	—	—	(1.80)	(1.78)

Total distributions	(.08)	(.06)	(.05)	(1.99)	(1.90)

Net asset value, end of period	$19.91	$17.07	$19.03	$17.47	$19.68

Total Return (%)[b]	17.20 [d]	(10.01)	9.21	(.29)	(5.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	49	67	68	109
Ratio of expenses before expense reductions (%)	2.16	2.12	2.27	2.53 [c]	2.29
Ratio of expenses after expense reductions (%)	2.11	2.12	2.27	2.53 [c]	2.29
Ratio of net investment income (loss) (%)	.59	.44	.23	.84	.64
Portfolio turnover rate (%)	69	83	76	46	88

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
[d]	Total return would have been lower had certain expenses not been reduced.

Class C

Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$17.07	$19.02	$17.48	$19.68	$22.82

Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.09	.03	.15	.12
Net realized and unrealized gain (loss) on investment transactions	2.82	(1.98)	1.57	(.36)	(1.39)

Total from investment operations	2.93	(1.89)	1.60	(.21)	(1.27)

Less distributions from:
Net investment income	(.09)	(.06)	(.06)	(.19)	(.09)
Net realized gains on investment transactions	—	—	—	(1.80)	(1.78)

Total distributions	(.09)	(.06)	(.06)	(1.99)	(1.87)

Net asset value, end of period	$19.91	$17.07	$19.02	$17.48	$19.68

Total Return (%)[b]	17.23 [d]	(9.94)	9.10	(.18)	(6.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	12	14	12	18
Ratio of expenses before expense reductions (%)	2.09	2.09	2.32	2.48 [c]	2.36
Ratio of expenses after expense reductions (%)	2.07	2.09	2.32	2.47 [c]	2.35
Ratio of net investment income (loss) (%)	.63	.47	.18	.91	.58
Portfolio turnover rate (%)	69	83	76	46	88

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
[d]	Total return would have been lower had certain expenses not been reduced.

Class I

Years Ended November 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$17.13	$19.10	$17.56	$17.34

Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	2.83	(1.99)	1.56	(.05)

Total from investment operations	3.15	(1.68)	1.86	.43

Less distributions from:
Net investment income	(.30)	(.29)	(.32)	(.21)
Net realized gains on investment transactions	—	—	—	—

Total distributions	(.30)	—	—	—

Net asset value, end of period	$19.98	$17.13	$19.10	$17.56

Total Return (%)	18.73	(8.86)	10.66	2.63	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	8	2	1
Ratio of expenses (%)	.87	.85	.91	1.70	*
Ratio of net investment income (loss) (%)	1.83	1.71	1.59	6.19	*
Portfolio turnover rate (%)	69	83	76	46

[a]	For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Class R

Years Ended November 30,	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$18.82

Income (loss) from investment operations:
Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	1.07

Total from investment operations	1.10

Less distributions from:
Net investment income	—
Net realized gains on investment transactions	—

Total distributions	—

Net asset value, end of period	$19.92

Total Return (%)	5.84	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses (%)	1.72	*
Ratio of net investment income (loss) (%)	0.99	*
Portfolio turnover rate (%)	69

[a]	For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

SCUDDER

INVESTMENTS

P.O. BOX 9132

HINGHAM, MA 02043-9132

	To vote by Telephone		To vote by Internet
1)	Read the Proxy Statement and have the Proxy card on reverse at hand.	1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Call 1-800-____.	2)	Go to Web site www.___.com
3)	Enter the 14-digit control number shown below and follow the simple instructions.	3)	Enter the 14-digit control number shown below and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET

*** CONTROL NUMBER: 999 999 999 999 99 ***

SCUDDER LARGE COMPANY VALUE FUND	VALUE EQUITY TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS One South Street, Baltimore, Maryland 21202 4:00 p.m., Eastern time, on November 4, 2004

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:

Signature(s) (Title(s), if applicable)
(Sign in the Box)

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Value Equity Trust

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in a circle as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE MATTER BELOW IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

Vote on Proposal	FOR	AGAINST	ABSTAIN

Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Large Company Value Fund to Scudder Large Cap Value Fund, in exchange for shares of Scudder Large Cap Value Fund and the assumption by Scudder Large Cap Value of all of the liabilities of Scudder Large Company Value Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Scudder Large Company Value Fund, in complete termination and liquidation of Scudder Large Company Value Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

Value Equity Trust

SCUDDER

INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:

Scudder Large Cap Value Fund	Scudder Total Return Fund
Scudder-Dreman High Return	Scudder Target 2011 Fund
Equity Fund	Scudder Target 2012 Fund
Scudder Focus Value+Growth	Scudder Technology Fund
Fund	Scudder Target 2010 Fund
Scudder Blue Chip Fund	Scudder Retirement Fund—
Scudder Worldwide 2004 Fund	Series V
Scudder Retirement Fund—	Scudder Retirement Fund—
Series VI	Series VII
Scudder S&P 500 Stock Fund	Scudder Aggressive Growth
Scudder-Dreman Financial	Fund
Services Fund	Scudder Target 2013 Fund
Scudder Growth Fund

The following information supplements the “The Fund’s Main Investment Strategy” section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the “The Main Risks of Investing in the Fund” section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Please Retain This Supplement for Future Reference

May 28, 2004

SMF-3626

PS78/49/339-2A-054

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio

Cash Equivalent Fund

Government & Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series
Treasury Series
Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

Government & Agency Securities Portfolio
Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund
Investors Michigan Municipal Cash Fund
Investors New Jersey Municipal Cash Fund
Investors Pennsylvania Municipal Cash Fund
Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

Scudder Government & Agency Money Fund
Scudder Money Market Fund
Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder Total Return Bond Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder YieldWise Funds

Scudder YieldWise Government & Agency Money Fund
Scudder YieldWise Money Fund
Scudder YieldWise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund Institutional

Treasury Money Fund Investment

June 1, 2004

SMF-3627

PSMEGA-2A-064

The following information is added to each fund’s prospectus under the heading “Who Manages and Oversees the Funds”:

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

2

SCUDDER

INVESTMENTS

Scudder Large Cap Value Fund

Scudder Large Company Value Fund

Scudder Tax Advantaged Dividend Fund

Supplement to the currently effective prospectuses

The following revises “The portfolio managers” section of the prospectuses.

The following people handle the day-to-day management of each fund:

Scudder Large Cap Value Fund

Scudder Large Company Value Fund

Thomas F. Sassi

Managing Director of Deutsche Asset

Management and Lead Portfolio Manager of the funds.

•	Joined Deutsche Asset Management in 1996.

•	Joined Scudder Large Cap Value Fund in 1997 and Scudder Large Company Value Fund in 2003.

•	Over 32 years of investment industry experience.

•	MBA, Hofstra University.

Scudder Tax Advantaged Dividend Fund

David Hone

CFA, Director of Deutsche Asset

Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

•	Prior to that, eight years of experience as a senior underwriter for Chubb & Son.

•	Portfolio manager for Scudder Large Company Value Fund, 2002-2003.

•	Joined the fund in 2003.

Steve Scrudato

CFA, Director of Deutsche Asset

Management and Portfolio Manager of the funds.

•	Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

•	Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

•	Joined the funds in 2004.

Janet Campagna

Managing Director of Deutsche Asset

Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1999 and the fund in 2003.

•	Head of global and tactical asset allocation.

•	Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

•	Over 15 years of investment industry experience.

•	Master’s degree in Social Science from California Institute of Technology.

•	Ph.D in Political Science from University of California at Irvine.

Scudder Tax Advantaged Dividend Fund (continued)

Jan C. Faller

CFA, Managing Director of Deutsche

Asset Management and Portfolio

Manager of the fund.

•	Joined Deutsche Asset Management in 1999 after nine years of experience as investment manager for PanAgora Asset Management and banking officer for Wainwright Bank & Trust Co.

•	Portfolio manager for Enhanced Strategies & Mutual Funds Group: New York.

•	MBA, Amos Tuck School, Dartmouth College.

•	Joined the fund in 2003.

Steve Scrudato

CFA, Director of Deutsche Asset

Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

•	Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

•	Joined the fund in 2004.

Please retain this supplement for future reference.

July 14, 2004

SMF-3638

PS78/49/339-2A-074

2

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder European Equity Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

The following replaces similar information in each fund’s prospectus under the heading “How Much Investors Pay”:

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

The following replaces similar information in each fund’s prospectus under the heading “Choosing a Share Class”:

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

July 1, 2004

SCUDDER
INVESTMENTS

Value Funds I

Scudder Large Cap Value Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Supplement to Prospectus Dated April 1, 2004

Class I Shares

The above funds currently offer at least five classes of shares to provide investors with different purchasing options. These are Class A, Class B, Class C and Class R shares, which are described in the funds’ Class A, B, C and R prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. In addition, Scudder-Dreman Small Cap Value Fund and Scudder-Dreman High Return Equity Fund offer separately a sixth class of shares designated as Institutional Class shares. When placing purchase orders, investors must specify which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Deutsche Investment Management Americas Inc. (the “Advisor”) and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a fund; unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies.

Class I shares currently are available for purchase only through Scudder Distributors, Inc. (“SDI”), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by SDI.

The following information supplements the indicated sections of the prospectus.

Performance

The table shows how the returns of each fund’s Class I shares compare with broad-based market indices (which, unlike the funds, do not have any fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception	Inception Date
Scudder Large Cap Value Fund (Return Before Taxes)	32.94	—	7.64	6/1/00
Index 1 (reflects no deductions for fees, expenses or taxes)	30.03	3.56	2.85	5/31/00
Index 2 (reflects no deductions for fees, expenses or taxes)	28.68	—	-5.19	5/31/00
Scudder-Dreman High Return Equity Fund* (Return Before Taxes)	31.94	6.30	13.90	11/1/95
Index 2 (reflects no deductions for fees, expenses or taxes)	28.68	-0.57	10.01	10/31/95
Scudder-Dreman Small Cap Value Fund** (Return Before Taxes)	43.31	8.05	10.11	11/1/95
Index 3 (reflects no deductions for fees, expenses or taxes)	46.03	12.28	13.74	10/31/95
Index 4 (reflects no deductions for fees, expenses or taxes)	47.25	7.13	9.49	10/31/95

Index 1: Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Index 2: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 3: Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index 4: Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

*	Total returns for 1995 and 2000 would have been lower if operating expenses hadn’t been reduced.
**	Total return for 1995 would have been lower if operating expenses hadn’t been reduced.

2

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of a fund.

Shareholder Fees, paid directly from your investment.

	Maximum Sales Charge (Load) Imposed on Purchases (% of offer– ing price)	Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	Maximum Sales Charge (Load) Imposed on Reinvested Dividends/ Distributions	Redemption Fee	Exchange Fee
Scudder Large Cap Value Fund	None	None	None	None	None
Scudder-Dreman High Return Equity Fund	None	None	None	None	None
Scudder-Dreman Small Cap Value Fund	None	None	None	None	None

Annual fund operating expenses, deducted from fund assets.

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses^1	Total Annual Fund Operating Expenses^1
Scudder Large Cap Value Fund	0.75%	None	0.19%	0.94%
Scudder-Dreman High Return Equity Fund	0.70	None	0.12	0.82
Scudder-Dreman Small Cap Value Fund	0.74	None	0.19	0.93

^1	Restated to reflect estimated costs due to the termination of the fixed-rate administrative fee. Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each fund to the extent necessary to maintain each fund’s total operating expenses at 1.00% for Class I shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.

3

Example

Based on the costs above, this example helps you compare the expenses of each fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Fees and expenses if you sold shares after:	1 Year	3 Years	5 Years	10 Years
Scudder Large Cap Value Fund	$96	$300	$520	$1,155
Scudder-Dreman High Return Equity Fund	84	262	455	1,014
Scudder-Dreman Small Cap Value Fund	95	296	515	1,143

4

Financial Highlights

These tables are designed to help you understand each fund’s Class I shares’ financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in each fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover of the prospectus).

Scudder Large Cap Value Fund — Class I

Years Ended November 30,	2003	2002	2001	2000^a
Selected Per Share Data
Net asset value, beginning of period	$17.13	$19.10	$17.56	$17.34

Income (loss) from investment operations:
Net investment income (loss)^b	.32	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	2.83	(1.99)	1.56	(.05)

Total from investment operations	3.15	(1.68)	1.86	.43

Less distributions from:
Net investment income	(.30)	(.29)	(.32)	(.21)
Net realized gains on investment transactions	—	—	—	—

Total distributions	(.30)	—	—	—

Net asset value, end of period	$19.98	$17.13	$19.10	$17.56

Total Return (%)	18.73	(8.86)	10.66	2.63	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	8	2	1
Ratio of expenses (%)	.87	.85	.91	1.70	*
Ratio of net investment income (loss) (%)	1.83	1.71	1.59	6.19	*
Portfolio turnover rate (%)	69	83	76	46

^a	For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

5

Scudder-Dreman High Return Equity Fund — Class I

Years Ended November 30,	2003	2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$30.15	$36.76	$33.92	$30.45		$35.71

Income (loss) from investment operations:
Net investment income^a	.74	.68	.58	.77		.84
Net realized and unrealized gain (loss) on investment transactions	6.29	(6.64)	2.94	5.74		(3.70)

Total from investment operations	7.03	(5.96)	3.52	6.51		(2.86)

Less distributions from:
Net investment income	(.73)	(.65)	(.68)	(.79)		(.84)
Net realized gains on investment transactions	—	—	—	(2.25)		(1.56)

Total distributions	(.73)	(.65)	(.68)	(3.04)		(2.40)

Net asset value, end of period	$36.45	$30.15	$36.76	$33.92		$30.45

Total Return (%)	23.76	(16.40)	10.45	24.60		(8.54)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	22	33	26		22
Ratio of expenses before expense reductions (%)	.81	.80	.83	.86	^b	.82
Ratio of expenses after expense reductions (%)	.81	.80	.83	.85	^b	.82
Ratio of net investment income (loss) (%)	2.33	2.01	1.57	2.73		2.47
Portfolio turnover rate (%)	14	25	29	12		33

^a	Based on average shares outstanding during the period.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .86% and .85%, respectively.

6

Scudder-Dreman Small Cap Value Fund — Class I

Years Ended November 30,	2003	2002	2001		2000		1999
Selected Per Share Data
Net asset value, beginning of period	$19.30	$20.45	$17.02		$18.19		$18.13

Income (loss) from investment operations:
Net investment income (loss)^a	.29	.24	.10		.03		.15
Net realized and unrealized gain (loss) on investment transactions	7.01	(1.39)	3.33		(1.20)		(.09)

Total from investment operations	7.30	(1.15)	3.43		(1.17)		.06

Less distributions from:
Net investment income	(.21)	—	—		—		—

Net asset value, end of period	$26.39	$19.30	$20.45		$17.02		$18.19

Total Return (%)	38.24	(5.62)	20.15		(6.43)		.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	6	5		3		6
Ratio of expenses before expense reductions (%)	.87	.84	.90		.92	^b	.92
Ratio of expenses after expense reductions (%)	.87	.84	.88	c	.91	^b	.92
Ratio of net investment income (loss) (%)	1.47	1.25	.62		.18		.81
Portfolio turnover rate (%)	67	89	73		19		47

^a	Based on average shares outstanding during the period.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .88%, respectively.
^c	The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

7

Special Features

Shareholders of a fund’s Class I shares may exchange their shares for (i) shares of Scudder Money Funds — Scudder Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Scudder Money Funds — Scudder Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares for any other mutual fund to the extent that the shares are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the other classes of each fund offered through this prospectus.

April 1, 2004

8

SCUDDER

INVESTMENTS

Value Funds I

Classes A, B, C and R

Prospectus

April 1, 2004

Scudder Large Cap Value Fund
(formerly Scudder Contrarian Fund)

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

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	Class A	Class B	Class C	Class R
ticker symbol	KDCAX	KDCBX	KDCCX	KDCRX
fund number	086	286	386	1505

Scudder Large Cap Value Fund

(formerly Scudder Contrarian Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.717 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

OTHER INVESTMENTS The fund may invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

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Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stock may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

In the table, the performance figures for each share class prior to its inception (September 11, 1995 for Classes B and C and October 31, 2003 for Class R) are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B, Class C or Class R and the current applicable sales charges of Class B and Class C shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Large Cap Value Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994	-0.03
1995	44.57
1996	14.42
1997	28.73
1998	19.17
1999	-10.73
2000	15.69
2001	1.56
2002	-15.33
2003	32.46

For the periods included in the bar chart:

Best Quarter: 18.70%, Q2 2003	Worst Quarter: -19.48%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	24.84	2.08	10.90
Return after Taxes on Distributions	24.62	1.00	8.72
Return after Taxes on Distributions and Sale of Fund Shares	16.38	1.15	8.30
Class B (Return before Taxes)	28.32	2.26	10.59
Class C (Return before Taxes)	30.06	2.25	10.42
Class R (Return before Taxes)	31.77	2.77	10.99
Index 1 (reflects no deductions for fees, expenses or taxes)	30.03	3.56	11.88
Index 2 (reflects no deductions for fees, expenses or taxes)	28.68	-0.57	11.07

Index 1: The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Index 2: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for 1994 through 1996 and 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%		None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00%	1.00%	None

Annual Fund Operating Expenses, deducted from fund assets
Management Fee	0.75%		0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fee	0.22		0.99	0.98	0.50
Other Expenses ^2	0.36		0.50	0.41	0.74

Total Annual Operating Expenses ^2	1.33		2.24	2.14	1.99

Less Expense Waiver/Reimbursement ^3,^4,^5	0.12		0.28	0.18	None

Net Annual Fund Operating Expenses ^3,^4,^5	1.21		1.96	1.96	1.99

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
^2	Restated and estimated to reflect the termination of the fixed-rate administrative fee for Classes A, B and C. Estimated for Class R shares as Class R shares had only two months of operations during the fund’s most recently completed fiscal year.
^3	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.
^4	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.99% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.
^5	In addition to the fee cap described above, through April 1, 2005, the fund’s Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the fund’s total operating expenses at 1.21%, 1.96% and 1.96% for Classes A, B and C, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and transaction costs.

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Based on the costs above (including one year of capped expenses in each period for Classes A, B and C), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$691	$961	$1,251	$2,075
Class B shares	599	973	1,374	2,111
Class C shares	299	653	1,133	2,458
Class R shares	202	624	1,073	2,317

Expenses, assuming you kept your shares
Class A shares	$691	$961	$1,251	$2,075
Class B shares	199	673	1,174	2,111
Class C shares	199	653	1,133	2,458
Class R shares	202	624	1,073	2,317

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	Class A	Class B	Class C	Class R
ticker symbol	KDHAX	KDHBX	KDHCX	KDHRX
fund number	087	287	387	1506

Scudder-Dreman High Return Equity Fund

The Fund’s Main Investment Strategy

The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2003, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

OTHER INVESTMENTS The fund may invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

12

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

13

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

In the table, the performance figures for each share class prior to its inception (September 11, 1995 for Classes B and C and October 31, 2003 for Class R) are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B, Class C or Class R and the current applicable sales charges of Class B and Class C shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder-Dreman High Return Equity Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

1994	-0.99
1995	46.86
1996	28.79
1997	31.92
1998	11.96
1999	-13.23
2000	41.32
2001	1.23
2002	-18.52
2003	31.34

For the periods included in the bar chart:

Best Quarter: 22.77%, Q3 2000	Worst Quarter: -17.61%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	23.79	4.60	13.23
Return after Taxes on Distributions	23.47	3.51	11.82
Return after Taxes on Distributions and Sale of Fund Shares	15.80	3.29	10.97
Class B (Return before Taxes)	27.29	4.81	12.92
Class C (Return before Taxes)	29.07	4.81	12.86
Class R (Return before Taxes)	30.94	5.41	13.42
Index (reflects no deductions for fees, expenses or taxes)	28.68	-0.57	11.07

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for 1994 through 1995 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%		None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00%	1.00%	None

Annual Fund Operating Expenses, deducted from fund assets
Management Fee	0.70%		0.70%	0.70%	0.70%
Distribution/Service (12b-1) Fee	0.25		1.00	0.98	0.50
Other Expenses^2	0.20		0.25	0.20	0.69

Total Annual Operating Expenses^2,^3,^4	1.15		1.95	1.88	1.89

Less Expense Waiver/Reimbursement^4	None		None	None	0.19

Net Annual Fund Operating Expenses^2,^3,^4	1.15		1.95	1.88	1.70

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
^2	Restated and estimated to reflect the termination of the fixed-rate administrative fee for Classes A, B and C. Estimated for Class R shares as Class R shares had only two months of operations during the fund’s most recently completed fiscal year.
^3	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.20% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.
^4	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.70% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

16

Based on the costs above (including one year of capped expenses in each period for Class R shares), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$685	$919	$1,172	$1,892
Class B shares	598	912	1,252	1,877
Class C shares	291	591	1,016	2,201
Class R shares	173	576	1,004	2,196

Expenses, assuming you kept your shares
Class A shares	$685	$919	$1,172	$1,892
Class B shares	198	612	1,052	1,877
Class C shares	191	591	1,016	2,201
Class R shares	173	576	1,004	2,196

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	Class A	Class B	Class C	Class R
ticker symbol	KDSAX	KDSBX	KDSCX	KDSRX
fund number	088	288	388	1507

Scudder-Dreman Small Cap Value Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index (as of December 31, 2003, the Russell 2000 Index had a median market capitalization of $468 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 20% of total assets in foreign securities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

19

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

20

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

In the table, the performance figures for each share class prior to its inception (September 11, 1995 for Classes B and C and October 31, 2003 for Class R) are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B, Class C or Class R and the current applicable sales charges of Class B and Class C shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder-Dreman Small Cap Value Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	0.15
1995	43.29
1996	29.60
1997	20.02
1998	-12.82
1999	0.65
2000	-2.47
2001	14.32
2002	-10.79
2003	42.64

For the periods included in the bar chart:

Best Quarter: 22.19%, Q2 2003	Worst Quarter: -24.07%, Q3 1998

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A
Return before Taxes	34.43	6.12	10.11
Return after Taxes on Distributions	34.31	6.06	9.42
Return after Taxes on Distributions and Sale of Fund Shares	22.55	5.26	8.53
Class B (Return before Taxes)	38.41	6.37	9.84
Class C (Return before Taxes)	40.17	6.42	9.82
Class R (Return before Taxes)	42.08	6.90	10.25
Index 1 (reflects no deductions for fees, expenses or taxes)	47.25	7.13	9.47
Index 2 (reflects no deductions for fees, expenses or taxes)	46.03	12.28	12.70

Index 1: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 2: The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Total returns for 1994 through 1996 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

22

How Much Investors Pay

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%		None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00%	1.00%	None

Annual Fund Operating Expenses, deducted from fund assets
Management Fee	0.74%		0.74%	0.74%	0.74%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00	0.50
Other Expenses^2	0.34		0.44	0.33	0.76

Total Annual Operating Expenses^2,^3,^4	1.33		2.18	2.07	2.00

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
^2	Restated and estimated to reflect the termination of the fixed-rate administrative fee for Classes A, B and C. Estimated for Class R shares as Class R shares had only two months of operations during the fund’s most recently completed fiscal year.
^3	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses. Assuming the management fee and Rule 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.
^4	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 2.00% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

23

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$703	$972	$1,262	$2,084
Class B shares	621	982	1,369	2,100
Class C shares	310	649	1,114	2,400
Class R shares	203	627	1,078	2,327

Expenses, assuming you kept your shares
Class A shares	$703	$972	$1,262	$2,084
Class B shares	221	682	1,169	2,100
Class C shares	210	649	1,114	2,400
Class R shares	203	627	1,078	2,327

24

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to each fund’s 80% investment policy.

•	These funds may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

•	As a temporary defensive measure, each fund could shift up to 50% of assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, a fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a fund to the effect of leverage, which could increase a fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

25

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

26

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Large Cap Value Fund	0.75%
Scudder-Dreman High Return Equity Fund	0.70%
Scudder-Dreman Small Cap Value Fund	0.74%

27

Subadvisor for Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund

The subadvisor for Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund is Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $10.2 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor.

Pursuant to a subadvisory agreement with DeIM, DVM performs some of the functions of the advisor, including making each fund’s investment decisions and buying and selling securities for each fund.

28

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Large Cap Value Fund

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1990.

•      Joined the fund in 1997.

•      Over 32 years of investment industry experience.

•      MBA, Hofstra University.

Frederick L. Gaskin

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1989.

•      Joined the fund in 1997.

•      Over 17 years of investment industry experience.

•      MBA, Babcock Graduate School of Management at Wake Forest University.

Scudder-Dreman High Return Equity Fund

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager.

•      Began investment career in 1957.

•      Joined the fund team in 1988.

•      Founder, Dreman Value Management, L.L.C.

F. James Hutchinson

Portfolio Manager.

•      Began investment career in 1986.

•      Joined the fund team in 2001.

•      Prior to that, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment areas, including President of The Bank of New York (NJ).

Scudder-Dreman Small Cap Value Fund

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•      Began investment career in 1957.

•      Joined the fund team in 2002.

•      Founder, Dreman Value Management, L.L.C.

Nelson Woodard

Co-Lead Portfolio Manager.

•      Began investment career in 1985.

•      Joined the fund team in 2002.

•      PhD, University of Virginia.

29

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by Ernst & Young LLP, independent auditors, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Large Cap Value Fund — Class A

Years Ended November 30,	2003		2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$17.09		$19.05	$17.51	$19.75		$22.90
Income (loss) from investment operations:
Net investment income (loss)^a	.25		.23	.19	.30		.34
Net realized and unrealized gain (loss) on investment transactions	2.81		(1.98)	1.57	(.39)		(1.40)

Total from investment operations	3.06		(1.75)	1.76	(.09)		(1.06)

Less distributions from:
Net investment income	(.22)		(.21)	(.22)	(.35)		(.31)
Net realized gains on investment transactions	—		—	—	(1.80)		(1.78)

Total distributions	(.22)		(.21)	(.22)	(2.15)		(2.09)

Net asset value, end of period	$19.93		$17.09	$19.05	$17.51		$19.75

Total Return (%)^b	18.16	^d	(9.25)	10.06	.54		(5.06)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152		127	130	113		173
Ratio of expenses before expense reductions (%)	1.30		1.30	1.46	1.53	^c	1.41
Ratio of expenses after expense reductions (%)	1.29		1.30	1.46	1.52	^c	1.40
Ratio of net investment income (loss) (%)	1.41		1.26	1.04	1.85		1.53
Portfolio turnover rate (%)	69		83	76	46		88

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charge.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
^d	Total return would have been lower had certain expenses not been reduced.

30

Scudder Large Cap Value Fund — Class B

Years Ended November 30,	2003		2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$17.07		$19.03	$17.47	$19.68		$22.82
Income (loss) from investment operations:
Net investment income (loss)^a	.11		.08	.04	.14		.14
Net realized and unrealized gain (loss) on investment transactions	2.81		(1.98)	1.57	(.36)		(1.38)

Total from investment operations	2.92		(1.90)	1.61	(.22)		(1.24)

Less distributions from:
Net investment income	(.08)		(.06)	(.05)	(.19)		(.12)
Net realized gains on investment transactions	—		—	—	(1.80)		(1.78)

Total distributions	(.08)		(.06)	(.05)	(1.99)		(1.90)

Net asset value, end of period	$19.91		$17.07	$19.03	$17.47		$19.68

Total Return (%)^b	17.20	^d	(10.01)	9.21	(.29)		(5.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50		49	67	68		109
Ratio of expenses before expense reductions (%)	2.16		2.12	2.27	2.53	^c	2.29
Ratio of expenses after expense reductions (%)	2.11		2.12	2.27	2.53	^c	2.29
Ratio of net investment income (loss) (%)	.59		.44	.23	.84		.64
Portfolio turnover rate (%)	69		83	76	46		88

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charge.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
^d	Total return would have been lower had certain expenses not been reduced.

31

Scudder Large Cap Value Fund — Class C

Years Ended November 30,	2003		2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$17.07		$19.02	$17.48	$19.68		$22.82
Income (loss) from investment operations:
Net investment income (loss)^a	.11		.09	.03	.15		.12
Net realized and unrealized gain (loss) on investment transactions	2.82		(1.98)	1.57	(.36)		(1.39)

Total from investment operations	2.93		(1.89)	1.60	(.21)		(1.27)

Less distributions from:
Net investment income	(.09)		(.06)	(.06)	(.19)		(.09)
Net realized gains on investment transactions	—		—	—	(1.80)		(1.78)

Total distributions	(.09)		(.06)	(.06)	(1.99)		(1.87)

Net asset value, end of period	$19.91		$17.07	$19.02	$17.48		$19.68

Total Return (%)^b	17.23	^d	(9.94)	9.10	(.18)		(6.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21		12	14	12		18
Ratio of expenses before expense reductions (%)	2.09		2.09	2.32	2.48	^c	2.36
Ratio of expenses after expense reductions (%)	2.07		2.09	2.32	2.47	^c	2.35
Ratio of net investment income (loss) (%)	.63		.47	.18	.91		.58
Portfolio turnover rate (%)	69		83	76	46		88

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charge.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
^d	Total return would have been lower had certain expenses not been reduced.

32

Scudder Large Cap Value Fund — Class R

Years Ended November 30,	2003^a
Selected Per Share Data
Net asset value, beginning of period	$18.82
Income (loss) from investment operations:
Net investment income (loss)^b	.03
Net realized and unrealized gain (loss) on investment transactions	1.07

Total from investment operations	1.10

Less distributions from:
Net investment income	—
Net realized gains on investment transactions	—

Total distributions	—

Net asset value, end of period	$19.92

Total Return (%)	5.84	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses (%)	1.72	*
Ratio of net investment income (loss) (%)	0.99	*
Portfolio turnover rate (%)	69

^a	For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

33

Scudder-Dreman High Return Equity Fund — Class A

Years Ended November 30,	2003	2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$30.15	$36.74	$33.91	$30.45		$35.69
Income (loss) from investment operations:
Net investment income^a	.59	.53	.41	.65		.71
Net realized and unrealized gain (loss) on investment transactions	6.28	(6.63)	2.94	5.74		(3.69)

Total from investment operations	6.87	(6.10)	3.35	6.39		(2.98)

Less distributions from:
Net investment income	(.58)	(.49)	(.52)	(.68)		(.70)
Net realized gains on investment transactions	—	—	—	(2.25)		(1.56)

Total distributions	(.58)	(.49)	(.52)	(2.93)		(2.26)

Net asset value, end of period	$36.44	$30.15	$36.74	$33.91		$30.45

Total Return (%)^b	23.18	(16.77)	9.94	24.06		(8.88)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,983	2,056	2,101	1,661		2,043
Ratio of expenses before expense reductions (%)	1.27	1.27	1.27	1.30	^c	1.20
Ratio of expenses after expense reductions (%)	1.27	1.27	1.27	1.27	^c	1.20
Ratio of net investment income (loss) (%)	1.87	1.54	1.13	2.34		2.09
Portfolio turnover rate (%)	14	25	29	12		33

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.27% and 1.24%, respectively.

34

Scudder-Dreman High Return Equity Fund — Class B

Years Ended November 30,	2003	2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$30.01	$36.58	$33.75	$30.31		$35.51
Income (loss) from investment operations:
Net investment income^a	.34	.25	.12	.42		.42
Net realized and unrealized gain (loss) on investment transactions	6.26	(6.62)	2.93	5.72		(3.66)

Total from investment operations	6.60	(6.37)	3.05	6.14		(3.24)

Less distributions from:
Net investment income	(.32)	(.20)	(.22)	(.45)		(.40)
Net realized gains on investment transactions	—	—	—	(2.25)		(1.56)

Total distributions	(.32)	(.20)	(.22)	(2.70)		(1.96)

Net asset value, end of period	$36.29	$30.01	$36.58	$33.75		$30.31

Total Return (%)^b	22.19	(17.43)	9.03	23.04		(9.62)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,150	1,243	1,609	1,375		1,865
Ratio of expenses before expense reductions (%)	2.08	2.08	2.08	2.14	^c	2.03
Ratio of expenses after expense reductions (%)	2.08	2.08	2.08	2.10	^c	2.03
Ratio of net investment income (loss) (%)	1.06	.73	.32	1.51		1.26
Portfolio turnover rate (%)	14	25	29	12		33

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.10% and 2.06%, respectively.

35

Scudder-Dreman High Return Equity Fund — Class C

Years Ended November 30,	2003	2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$30.04	$36.61	$33.78	$30.34		$35.54
Income (loss) from investment operations:
Net investment income^a	.35	.26	.13	.42		.43
Net realized and unrealized gain (loss) on investment transactions	6.28	(6.62)	2.93	5.73		(3.66)

Total from investment operations	6.63	(6.36)	3.06	6.15		(3.23)

Less distributions from:
Net investment income	(.33)	(.21)	(.23)	(.46)		(.41)
Net realized gains on investment transactions	—	—	—	(2.25)		(1.56)

Total distributions	(.33)	(.21)	(.23)	(2.71)		(1.97)

Net asset value, end of period	$36.34	$30.04	$36.61	$33.78		$30.34

Total Return (%)^b	22.27	(17.42)	9.09	23.06		(9.60)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	549	398	398	285		414
Ratio of expenses before expense reductions (%)	2.02	2.05	2.05	2.12	^c	2.00
Ratio of expenses after expense reductions (%)	2.02	2.05	2.05	2.08	^c	2.00
Ratio of net investment income (loss) (%)	1.12	.76	.35	1.54		1.29
Portfolio turnover rate (%)	14	25	29	12		33

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 2.04%, respectively.

36

Scudder-Dreman High Return Equity Fund — Class R

	2003^a
Selected Per Share Data
Net asset value, beginning of period	$33.86
Income (loss) from investment operations:
Net investment income^b	.02
Net realized and unrealized gain (loss) on investment transactions	2.55

Total from investment operations	2.57

Net asset value, end of period	$36.43

Total Return (%)	7.59	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.029
Ratio of expenses before expense reductions (%)	1.30	**
Ratio of net investment income (loss) (%)	.38	**
Portfolio turnover rate (%)	14

^a	For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.
^b	Based on average shares outstanding during the period.
*	Not annualized
**	Annualized

37

Scudder-Dreman Small Cap Value Fund — Class A

Years Ended November 30,	2003	2002	2001		2000		1999
Selected Per Share Data
Net asset value, beginning of period	$18.46	$19.69	$16.49		$17.75		$17.80
Income (loss) from investment operations:
Net investment income (loss)^a	.17	.12	—	^b	(.10)		.04
Net realized and unrealized gain (loss) on investment transactions	6.73	(1.35)	3.20		(1.16)		(.09)

Total from investment operations	6.90	(1.23)	3.20		(1.26)		(.05)

Less distributions from:
Net investment income	(.09)	—	—		—		—

Net asset value, end of period	$25.27	$18.46	$19.69		$16.49		$17.75

Total Return (%)^c	37.49	(6.25)	19.41		(7.10)		(.28)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	222	177		156		297
Ratio of expenses before expense reductions (%)	1.43	1.44	1.54		1.67d		1.52
Ratio of expenses after expense reductions (%)	1.43	1.44	1.49	^e	1.66	^d	1.52
Ratio of net investment income (loss) (%)	.91	.65	.00		(.58)		.21
Portfolio turnover rate (%)	67	89	73		19		47

^a	Based on average shares outstanding during the period.
^b	Amount is less than $.005.
^c	Total return does not reflect the effect of any sales charges.
^d	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.62% and 1.61%, respectively.
^e	The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

38

Scudder-Dreman Small Cap Value Fund — Class B

Years Ended November 30,	2003	2002	2001		2000		1999
Selected Per Share Data
Net asset value, beginning of period	$17.41	$18.72	$15.80		$17.15		$17.33
Income (loss) from investment operations:
Net investment income (loss)^a	.03	(.02)	(.13)		(.24)		(.11)
Net realized and unrealized gain (loss) on investment transactions	6.32	(1.29)	3.05		(1.11)		(.07)

Total from investment operations	6.35	(1.31)	2.92		(1.35)		(.18)

Net asset value, end of period	$23.76	$17.41	$18.72		$15.80		$17.15

Total Return (%)^b	36.47	(7.00)	18.48		(7.87)		(1.04)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	147	160		144		262
Ratio of expenses before expense reductions (%)	2.27	2.25	2.34		2.49	^c	2.36
Ratio of expenses after expense reductions (%)	2.27	2.25	2.27	^d	2.48	^c	2.36
Ratio of net investment income (loss) (%)	.07	(.16)	(.78)		(1.40)		(.63)
Portfolio turnover rate (%)	67	89	73		19		47

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.43% and 2.42%, respectively.
^d	The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

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Scudder-Dreman Small Cap Value Fund — Class C

Years Ended November 30,	2003	2002	2001		2000		1999
Selected Per Share Data
Net asset value, beginning of period	$17.54	$18.85	$15.91		$17.24		$17.39
Income (loss) from investment operations:
Net investment income (loss)^a	.04	(.01)	(.14)		(.21)		(.09)
Net realized and unrealized gain (loss) on investment transactions	6.36	(1.30)	3.08		(1.12)		(.06)

Total from investment operations	6.40	(1.31)	2.94		(1.33)		(.15)

Net asset value, end of period	$23.94	$17.54	$18.85		$15.91		$17.24

Total Return (%)^b	36.49	(6.95)	18.48		(7.71)		(.86)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	49	32		29		57
Ratio of expenses before expense reductions (%)	2.21	2.23	2.36		2.32	^c	2.25
Ratio of expenses after expense reductions (%)	2.21	2.23	2.28	^d	2.31	^c	2.25
Ratio of net investment income (loss) (%)	.13	(.14)	(.79)		(1.23)		(.52)
Portfolio turnover rate (%)	67	89	73		19		47

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.26% and 2.25%, respectively.
^d	The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

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Scudder-Dreman Small Cap Value Fund — Class R

	2003^a
Selected Per Share Data
Net asset value, beginning of period	$22.96
Income (loss) from investment operations:
Net investment income (loss)^b	.04
Net realized and unrealized gain (loss) on investment transactions	2.26

Total from investment operations	2.30

Net asset value, end of period	$25.26

Total Return (%)	10.02	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.013
Ratio of expenses (%)	1.35	*
Ratio of net investment income (loss) (%)	.90	*
Portfolio turnover rate (%)	67

^a	For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

This prospectus offers four share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charge of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder servicing fee	• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual operating expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      0.75% annual distribution fee and
0.25% annual shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

• Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • 0.75% annual distribution fee and 0.25% annual shareholder servicing fee	• The deferred sales charge rate is lower than for Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Class R

• No charges when you buy or sell shares • 0.25% annual distribution fee and 0.25% annual shareholder servicing fee	• Class R is only available to participants in certain retirement plans.

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end sales charge as a % of offering price*	Front-end sales charge as a % of your net investment
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

•	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

•	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	investing through certain workplace retirement plans

•	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

•	exchanging an investment in Class A shares of another fund for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of a fund:

•	All section 401(a) and 457 plans

•	Certain section 403(b)(7) plans

•	401(k), profit sharing, money purchase pension and defined benefit plans

•	Non-qualified deferred compensation plans

Investment minimums

There are no minimum investment requirements with respect to Class R shares.

How to open your fund account

Please contact your financial advisor or retirement plan sponsor on how to open an account.

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How to Buy Class A, B and C Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

Not available	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet	• Call (800) 621-1048 to establish Internet access

Not available

• Go to www.scudder.com and log in

• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

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How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 55

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail, express mail or fax (see previous page)

Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and Address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access

• Go to www.scudder.com and log in	• Go to www.scudder.com and log in

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

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How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Financial advisors include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, each fund’s advisor or administrator or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for more information.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider or through a retirement plan, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C and, as applicable, Class R shares. Each fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial institution.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.

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ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the funds or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

55

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

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We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each fund’s best interest or when a fund is requested or compelled to do so by governmental authority or applicable law

58

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any sales charges or applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to Class R shareholders, to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance)

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

Scudder Large Cap Value Fund and Scudder-Dreman High Return Equity Fund each intends to pay dividends to shareholders quarterly. Each fund also intends to pay distributions annually in December.

Scudder-Dreman Small Cap Value Fund intends to pay dividends and distributions to shareholders annually in December.

The funds may make other distributions as needed. For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from the fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s shares for lower rates to apply.

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For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund(s) will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

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Notes

63

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder	SEC File Numbers:
Investments
	Scudder Large Cap Value Fund	811-5385
A Member of	Scudder-Dreman High Return Equity Fund	811-5385
Deutsche Asset Management [LOGO]	Scudder-Dreman Small Cap Value Fund	811-5385

64

SCUDDER

INVESTMENTS

Value Funds II

Scudder Large Company Value Fund

Supplement to the fund’s currently effective prospectus

CLASS I SHARES

The above fund currently offers six classes of shares to provide investors with different purchasing options. Class A, Class B and Class C shares are described in the fund’s Class A, B and C prospectus, and Class I shares are described in the prospectus as supplemented hereby. The fund offers two other classes of shares designated as Class AARP and Class S shares in a separate Class AARP and S prospectus. When placing purchase orders, investors must specify which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Deutsche Investment Management Americas Inc. (the “Advisor”) and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans), unaffiliated banks and insurance companies purchasing for their own accounts, and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies.

Class I shares currently are available for purchase only through Scudder Distributors, Inc. (“SDI”), principal underwriter for the fund, and, in the case of category 4 above, selected dealers authorized by SDI.

The following information supplements the indicated sections of the prospectus.

Performance

Scudder Large Company Value Fund

The table shows how the returns of Scudder Large Company Value Fund’s Class I shares, on a before tax basis, compare with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and index may vary over time. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	Since Inception*
Scudder Large Company Value Fund (Return Before Taxes)	-16.49	-16.27
Index (reflects no deduction for fees, expenses or taxes)	-15.52	-18.34

Index: The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 6/30/2001. Index comparison begins 6/30/2001.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

2

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of Scudder Large Company Value Fund.

Fee Table
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed On Purchases (% of offering price)	None
Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Operating Expenses, deducted from fund assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.20%

Total Annual Operating Expenses	0.80%

Expense Waiver**	0.03%
Net Annual Operating Expenses**	0.77%

*	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.755% for Class I shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

Example

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Fees and expenses if you sold shares after:	1 Year	3 Years	5 Years	10 Years
Scudder Large Company Value Fund	$79	$252	$441	$987

3

Financial Highlights

This table is designed to help you understand the fund’s Class I shares financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Large Company Value Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund’s financial statements, are included in the fund’s annual report (see “Shareholder reports” on the back cover of the prospectus).

Scudder Large Company Value Fund — Class I

Years Ended July 31,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.19	$26.58

Income (loss) from investment operations:
Net investment income (loss)^b	.33	.31	.02
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.34)	(.41)

Total from investment operations	1.84	(5.03)	(.39)

Less distributions from:
Net investment income	(.39)	(.21)	—
Net realized gains on investment transactions	—	(1.69)	—

Total distributions	—	(1.90)	—

Net asset value, end of period	$20.71	$19.26	$26.19

Total Return (%)	9.78	(20.16)	(1.47	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	21	32
Ratio of expenses (%)	.74	.69	.69	*
Ratio of net investment income (loss) (%)	1.77	1.36	.64	*
Portfolio turnover rate (%)	93	52	80

^a	For the period from June 25, 2001 (commencement of sales of Class I shares) to July 31, 2001.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

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Special Features

Shareholders of a fund’s Class I shares may exchange their shares for (i) shares of Scudder Money Funds — Scudder Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund in the Scudder family of funds. Conversely, shareholders of Scudder Money Funds — Scudder Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other Scudder mutual fund to the extent that the shares are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and the overall investment return typically will be higher for Class I shares than for the other classes of the fund.

December 1, 2003

5

SCUDDER

INVESTMENTS

Supplement to the Currently Effective Prospectuses of each of the Listed Funds:

Scudder Greater Europe Growth Fund

Scudder Growth & Income Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Emerging Market Growth Fund

Scudder Capital Growth Fund

Scudder Select 500 Fund

Scudder Global Discovery Fund

Scudder International Fund

Scudder Gold & Precious Metals Fund

Scudder Global Fund

Scudder Health Care Fund

Scudder Technology Innovation Fund

Scudder Development Fund

Scudder Micro Cap Fund

Scudder International Select Equity Fund

Scudder European Equity Fund

Scudder Flag Investors Equity Partners Fund

The following information supplements the “The Fund’s Main Investment Strategy” section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the “The Main Risks of Investing in the Fund” section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Please Retain This Supplement for Future Reference

April 27, 2004

SCUDDER

INVESTMENTS

Value Funds II

Classes A, B and C

Prospectus

December 1, 2003

Scudder Large Company Value Fund
Scudder Small Company Value Fund
Scudder Small Company Stock Fund
Scudder Tax Advantaged Dividend Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work		How to Invest in the Funds

4	Scudder Large Company Value Fund	44	Choosing a Share Class

10	Scudder Small Company Value Fund	50	How to Buy Shares

16	Scudder Small Company Stock Fund	51	How to Exchange or Sell Shares

22	Scudder Tax Advantaged Dividend Fund	52	Policies You Should Know About

28	Other Policies and Secondary Risks	60	Understanding Distributions and Taxes

30	Who Manages and Oversees the Funds

34	Financial Highlights

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	SDVAX	SDVBX	SDVCX
fund number	449	649	749

Scudder Large Company Value Fund

The Fund’s Main Investment Strategy

The fund seeks maximum long-term capital appreciation through a value-oriented investment approach. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of October 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.46 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 Value Index. Although the fund typically invests in stocks across a wide range of industries and economic sectors (a sector is comprised of two or more related industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

OTHER INVESTMENTS The fund may also invest up to 20% of net assets in foreign securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund currently does not utilize derivatives, and although the managers have no immediate intention to do so, the fund may choose to use them in the future.

4

The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who favor a value investment style and who are interested in broadly diversified exposure to large company stocks.

5

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see “Secondary risks” for more information)

6

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Large Company Value Fund

Annual Total Returns (%) as of 12/31 each year	Class A
1993	19.74
1994	-10.12
1995	31.28
1996	19.22
1997	32.18
1998	9.20
1999	4.37
2000	14.33
2001	-12.75
2002	-16.85

2003 Total Return as of September 30: 12.44%

For the periods included in the bar chart:

Best Quarter: 15.91%, Q4 1998	Worst Quarter: -19.42%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	10 Years
Class A
Return before Taxes	-21.63	-2.28	7.09
Return after Taxes on Distributions	-22.12	-3.80	4.77
Return after Taxes on Distributions and Sale of Fund Shares	-15.50	-2.38	4.90
Class B (Return before Taxes)	-20.01	-2.06	6.86
Class C (Return before Taxes)	-18.37	-2.09	6.78
Index (reflects no deductions for fees, expenses or taxes)	-17.48	-0.92	7.97

Index: The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.\

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	1.00
Maximum Deferred Sales Charge (Load) (as 0 % of redemption proceeds)	None *	4.00	1.00
Annual Operating Expenses, deducted from fund assets
Management Fee	0.60%	0.60%	0.60%
Distribution/Service (12b-1) Fee	0.20	0.99	1.00
Other Expenses**	0.76	0.81	1.14
Total Annual Operating Expenses	1.56	2.40	2.74
Less Expense Waiver/Reimbursements***	0.34	0.38	0.72
Net Annual Fund Operating Expenses***	1.22	2.02	2.02

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

**	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.

***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.005%, 1.020%, and 1.010% for Class A, Class B and Class C shares respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$692	$1,008	$1,346	$2,298
Class B shares	605	1,012	1,446	2,306
Class C shares	403	874	1,472	3,088
Expenses, assuming you kept your shares
Class A shares	$692	$1,008	$1,346	$2,298
Class B shares	205	712	1,246	2,306
Class C shares	303	874	1,472	3,088

9

	Class A	Class B	Class C
ticker symbol	SAAUX	SABUX	SACUX
fund number	450	650	750

Scudder Small Company Value Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000 Value Index (as of October 31, 2003, the Russell 2000 Value Index had a median market capitalization of $428 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Value Index.

A quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

10

The managers then assemble the fund’s portfolio from among the qualifying stocks, using a tool known as Portfolio Optimizer — sophisticated portfolio management software that analyzes the potential return and risk characteristics of each stock and the overall portfolio.

The managers diversify the fund’s investments among many industries and among many companies (typically over 150 companies).

The managers will normally sell a stock when the company no longer qualifies as a small company, when the managers no longer consider it to be undervalued or when the managers believe other investments offer better opportunities.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are looking for a fund that takes a value approach to investing in small company stocks.

11

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see “Secondary risks” for more information)

12

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is December 3, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Company Value Fund

Annual Total Returns (%) as of 12/31 each year	Class A
1996	23.50
1997	36.64
1998	-5.80
1999	-12.09
2000	12.45
2001	14.89
2002	-9.78

2003 Total Return as of September 30: 19.37%

For the periods included in the bar chart:

Best Quarter: 18.00%, Q3 1997	Worst Quarter: -21.14%, Q3 2002

13

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	-14.97	-1.87	6.75
Return after Taxes on	-16.88	-3.16	5.99
Distributions
Return after Taxes on Distributions and Sale of Fund Shares	-9.63	-2.49	5.00
Class B (Return before Taxes)	-12.88	-1.68	6.76
Class C (Return before Taxes)	-11.39	-1.67	6.64
Index (reflects no deductions for fees, expenses or taxes)	-11.43	2.71	9.85

Index: The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.

*	The fund commenced operations on October 6, 1995. Index comparison begins October 31, 1995.

Total returns from inception through 1997 and for 1999-2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

14

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	1.00
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00	1.00
Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fee	0.20	0.97	0.99
Other Expenses**	0.86	0.56	0.52
Total Annual Operating Expenses	1.81	2.28	2.26
Less Expense Waiver/Reimbursements***	0.10	0.00	0.00
Net Annual Fund Operating Expenses***	1.71	2.28	2.26

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

**	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.

***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50%, for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$739	$1,103	$1,490	$2,572
Class B shares	631	1,012	1,420	2,391
Class C shares	427	799	1,298	2,669
Expenses, assuming you kept your shares
Class A shares	$739	$1,103	$1,490	$2,572
Class B shares	231	712	1,220	2,391
Class C shares	327	799	1,298	2,669

15

	Class A	Class B	Class C
ticker symbol	SZCAX	SZCBX	SZCCX
fund number	439	639	739

Scudder Small Company Stock Fund

The Fund’s Main Investment Strategy

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index (as of October 31, 2003, the Russell 2000 Index had a median market capitalization of $440.2 million). The fund intends to invest in companies whose market capitalizations fall within the normal range of the Russell 2000 Index.

In addition, the fund does not invest in securities issued by tobacco-producing companies.

A quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

OTHER INVESTMENTS While the fund invests primarily in common stocks, it may invest up to 20% of total assets in US government securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

16

The managers then build a diversified portfolio of attractively rated companies using analytical tools to actively monitor the risk profile of the portfolio compared to appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including:

•	focusing on companies with reasonable valuations

•	diversifying broadly among industries and companies (typically over 300 companies)

•	limiting the majority of the portfolio to 2% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors looking for broad exposure to small company stocks.

17

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see “Secondary risks” for more information)

18

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class AARP), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class AARP, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class AARP shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Company Stock Fund

Annual Total Returns (%) as of 12/31 each year	Class A
1998	-6.50
1999	-3.80
2000	-2.16
2001	9.25
2002	-13.16

2003 Total Return as of September 30: 27.86%

For the periods included in the bar chart:

Best Quarter: 20.32%, Q4 2001	Worst Quarter: -20.02%, Q3 2002

19

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	-18.15	-4.68	0.82
Return after Taxes on Distributions	-18.15	-2.64	-2.24
Return after Taxes on Distributions and Sale of Fund Shares	-13.37	-1.95	-2.56
Class B (Return before Taxes)	-16.52	-4.53	0.84
Class C (Return before Taxes)	-14.80	-4.51	0.85
Index (reflects no deductions for fees, expenses or taxes)	-20.48	-1.36	1.94

Index: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

*	The fund commenced operations on February 1, 1997. Index comparison begins January 31, 1997.

Total return from inception through 1998 and for 2000 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

20

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	1.00
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00	1.00
Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fee	0.19	0.97	0.97
Other Expenses**	0.99	1.16	1.08
Total Annual Operating Expenses	1.93	2.88	2.80
Less Expense Waiver/Reimbursements***	0.23	0.40	0.32
Net Annual Fund Operating Expenses***	1.70	2.48	2.48

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

**	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.

***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$738	$1,125	$1,537	$2,682
Class B shares	651	1,154	1,683	2,742
Class C shares	449	930	1,536	3,174
Expenses, assuming you kept your shares
Class A shares	$738	$1,125	$1,537	$2,682
Class B shares	251	854	1,483	2,742
Class C shares	349	930	1,536	3,174

21

	Class A	Class B	Class C
ticker symbol	SDDAX	SDDBX	SDDCX
fund number	290	390	690

Scudder Tax Advantaged Dividend Fund

The Fund’s Main Investment Strategy

The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities. The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor’s 500 Composite Stock Index (S&P 500).

Under normal circumstances, the fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the fund’s assets in dividend-paying equity securities, the fund seeks to help investors take advantage of lower federal tax rates with respect to a portion of the dividend income generated by the fund. The fund may also invest up to 20% of its assets in non-dividend paying equity securities and debt securities. Although the fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities.

OTHER INVESTMENTS Debt securities in which the fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the fund may invest in affiliated mutual funds. The fund initially expects to make part or all of its investments in debt securities through investment in affiliated mutual funds. By investing in affiliated mutual funds, the fund will achieve greater diversification of its fixed income investments (by holding more securities of varying sizes and risks) than it could gain buying fixed income securities directly.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

22

The fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

Fixed income investments will be held in the fund to further enhance the income earned by the fund and to provide diversification benefits, in an effort to reduce the overall volatility for the fund. Bond holdings may be of any maturity or quality, and will primarily be in the US Treasury, agency, mortgage pass-through and corporate sectors.

The allocation of the fund’s portfolio among debt, equity and cash is based on a diversified approach to asset allocation that combines multiple uncorrelated styles and market views from multiple globally located investment teams within a rigorous, quantitative framework. The asset allocation model for the fund will be run periodically and used to re-balance new cash flows as well as set targets and re-balance the fund as needed.

The managers will normally sell a security when the managers believe the income or growth potential of the security has changed, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

23

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity markets. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of the fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund’s income. As interest rates increase, principal payments that are slower than expected may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund’s duration and reducing the value of the security.

24

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see “Secondary risks” for more information)

The Fund’s Performance History

Because this is a new fund, it does not have a full calendar year of performance to report as of the date of this prospectus.

25

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Cumulative Sales Charge (Load)	5.75%		4.00%	2.00%
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75		None	1.00
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None	^1	4.00	1.00
Annual Operating Expenses, deducted from fund assets
Management Fee^2	0.75%		0.75%	0.75%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses^3	0.42		0.49	0.48
Total Annual Operating Expenses^4	1.42		2.24	2.23
Less Expense Waiver/Reimbursements^4	0.47		0.47	0.47
Net Annual Fund Operating Expenses^4,^5	0.95		1.77	1.76

^1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

^2	To the extent the fund invests in other mutual funds advised by the advisor and its affiliates (“affiliated mutual funds”), the advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the fund as a shareholder of such other affiliated mutual funds.

^3	Other expenses are based on estimated amounts for the current fiscal year.

^4	Pursuant to an agreement between the fund and the advisor, the advisor has contractually agreed to waive its fees or reimburse expenses so that total annual operating expenses will not exceed 0.95%, 1.77% and 1.76% for Class A, B and C, respectively (excluding taxes, interest, brokerage and extraordinary expenses). These expense caps will remain in effect until December 31, 2004.

^5	In addition to the fees shown in the table, the fund will also pay its pro rata share of the operating expenses of any affiliated mutual funds in which the fund invests. These expenses will vary depending upon the percentage of the fund’s assets invested in affiliated mutual funds and the expense ratios of the particular affiliated mutual funds in which the fund invests.

26

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$666	$954
Class B shares	580	954
Class C shares	377	745
Expenses, assuming you kept your shares
Class A shares	$666	$954
Class B shares	180	654
Class C shares	277	745

27

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to Scudder Large Company Value Fund, Scudder Small Company Stock Fund and Scudder Tax Advantaged Dividend Fund’s 80% investment policy and Scudder Small Company Value Fund’s 90% investment policy as described herein.

•	Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	As a temporary defensive measure, a fund could shift up to 100% of its assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the fund managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

•	Due to Scudder Tax Advantaged Dividend Fund’s investments in dividend-paying equities, it is likely that a portion of fund distributions may be eligible to be treated as qualified dividend income, which is taxed in the hands of individuals at long-term capital gain rates. The portion of fund distributions eligible for such treatment will vary and may be less than the portion of the fund’s assets invested in such dividend-paying equities. Investors should note that these lower federal tax rates apply only to dividend income that is eligible for treatment as qualified dividend income. Interest income from the fund’s investments in fixed-income securities and dividend income from its investments in real estate investment trusts will not be eligible for treatment as qualified dividend income. In addition, a portion of the fund’s dividend income from dividend-paying equity securities may not qualify. For more information, please see “Understanding Distributions and Taxes,” below, and “Taxes” in the Statement of Additional Information.

28

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to market volatility and greater potential losses than if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

29

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Large Company Value Fund	0.60%
Scudder Small Company Value Fund	0.75%
Scudder Small Company Stock Fund	0.75%

The Scudder Tax Advantaged Dividend Fund entered into an investment management agreement with the advisor effective August 29, 2003. The table below describes the fee rates for the fund.

Average Daily Net Assets	Fee Rate
Investment Management Fee
first $250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

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The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Large Company Value Fund	Scudder Small Company Value Fund and Scudder Small Company Stock Fund
Thomas Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1996 and the fund in 2003.

•      Over 31 years of investment industry experience.

•      MBA, Hofstra University.

Frederick L. Gaskin

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Managment in 1996 and the fund in 2003

•      Over 16 years of investment industry experience.

•      MBA, Babcock Graduate School of Management at Wake Forest University.

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1999 and the fund in 2003.

•      Head of global and tactical asset allocation.

•      Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

•      Over 15 years of investment industry experience.

•      Master’s degree in Social Science from California Institute of Technology.

•      Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

•      Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

•      Joined the fund in 2003.

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of the fund,	in 1999 and the fund in 2003.

• Joined Deutsche Asset Management in 1996 and the fund in 2003. • Over 16 years of investment industry experience. • MBA, Babcock Graduate School of Management at Wake Forest University.

•      Head of global and tactical asset allocation,

•      Investment strategist and manager of the asset allocation strategies group for Barclays Global investors from 1994 to 1999.

•      Over 15 years of investment industry experience.

•      Master’s degree in Social Science from California institute of Technology.

•      Ph.D in Political Science from University of California at Irvine.

David Hone
CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1996 as equity analyst for the investment bank, having since served as assistant portfolio manager for US Large Cap value Equity and analyst for sectors including consumer cyclicals, consumer staples and financials, after eight years of experience as senior underwriter for Chubb & Son.

•      Portfolio manager for US Large Cap value Equity: New York.

•      Joined the fund in 2003.

Jan C. Faller

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1999 after nine years of experience as investment manager for PanAgora Asset Management and banking officer for Wainwright Bank & Trust Co.

•      Portfolio manager for Enhanced Strategies & Mutual Funds Group: New York.

•      MBA, Amos Tuck school, Dartmouth College.

•      Joined the fund in 2003.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the last page).

The Scudder Tax Advantaged Dividend Fund commenced operations on August 29, 2003 and therefore does not have any financial information to report as of the date of this prospectus.

Scudder Large Company Value Fund — Class A

Years Ended July 31,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.17	$26.58
Income (loss) from investment operations:
Net investment income (loss)^b	.25	.21	.00^c
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.33)	(.41)
Total from investment operations	1.76	(5.12)	(.41)
Less distributions from:
Net investment income	(.31)	(.10)	—
Net realized gains on investment transactions	—	(1.69)	—
Total distributions	(.31)	(1.79)	—
Net asset value, end of period	$20.71	$19.26	$26.17
Total Return (%)^d	9.31	(20.49)	(1.54	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	79	101
Ratio of expenses (%)	1.18	1.11	1.16	*
Ratio of net investment income (loss) (%)	1.33	.94	.17	*
Portfolio turnover rate (%)	93	52	80

^a	For the period from June 25, 2001 (commencement of sales of Class A shares) to July 31, 2001.

^b	Based on average shares outstanding during the period.

^c	Amount is less than $.005.

^d	Total return does not reflect the effect of any sales charge.

*	Annualized

**	Not annualized

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Scudder Large Company Value Fund — Class B

Years Ended July 31,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.16	$26.15	$26.58
Income (loss) from investment operations:
Net investment income (loss)^b	.10	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.50	(5.32)	(.41)
Total from investment operations	1.60	(5.30)	(.43)
Less distributions from:
Net investment income	(.15)	—	—
Net realized gains on investment transactions	—	(1.69)	—
Total distributions	(.15)	(1.69)	—
Net asset value, end of period	$20.61	$19.16	$26.15
Total Return (%)^c	8.42	(21.18)	(1.62	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	26	38
Ratio of expenses (%)	2.00	1.95	1.96	*
Ratio of net investment income (loss) (%)	.51	.10	(.63	)*
Portfolio turnover rate (%)	93	52	80

^a	For the period from June 25, 2001 (commencement of sales of Class B shares) to July 31, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charge.

*	Annualized

**	Not annualized

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Scudder Large Company Value Fund — Class C

Years Ended July 31,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.16	$26.16	$26.58
Income (loss) from investment operations:
Net investment income (loss)^b	.10	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.34)	(.40)
Total from investment operations	1.61	(5.31)	(.42)
Less distributions from:
Net investment income	(.15)	—	—
Net realized gains on investment transactions	—	(1.69)	—
Total distributions	(.15)	(1.69)	—
Net asset value, end of period	$20.62	$19.16	$26.16
Total Return (%)^c	8.43	(21.14)	(1.58	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	12
Ratio of expenses (%)	1.99	1.94	1.94	*
Ratio of net investment income (loss) (%)	.52	.11	(.60	)*
Portfolio turnover rate (%)	93	52	80

^a	For the period from June 25, 2001 (commencement of sales of Class C shares) to July 31, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charge.

*	Annualized

**	Not annualized

36

Scudder Small Company Value Fund — Class A

Years Ended July 31,	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$20.77	$20.89
Income (loss) from investment operations:
Net investment income (loss)^b	.05	.03
Net realized and unrealized gain (loss) on investment transactions	2.28	(.09)
Total from investment operations	2.33	(.06)
Less distributions from:
Net investment income	—	(.07)
Net realized gains on investment transactions	(2.25)	—
Total distributions	(2.25)	(.07)
Redemption fees	— ***	.01
Net asset value, end of period	$20.85	$20.77
Total Return (%)^[c]	13.11	(.24 )**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses (%)	1.44	1.48 *
Ratio of net investment income (loss) (%)	.28	.23 *
Portfolio turnover rate (%)	168	157

^a	For the period from December 3, 2001 (commencement of sales of Class A shares) to July 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

37

Scudder Small Company Value Fund — Class B

Years Ended July 31,	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$20.71	$20.89
Income (loss) from investment operations:
Net investment income (loss)^b	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.25	(.07)
Total from investment operations	2.15	(.16)
Less distributions from:
Net investment income	—	(.03)
Net realized gains on investment transactions	(2.25)	—
Total distributions	(2.25)	(.03)
Redemption fees	— ***	.01
Net asset value, end of period	$20.61	$20.71
Total Return (%)^c	12.21	(.74 )**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses (%)	2.26	2.28 *
Ratio of net investment income (loss) (%)	(.54)	(.57 )*
Portfolio turnover rate (%)	168	157

^a	For the period from December 3, 2001 (commencement of sales of Class B shares) to July 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

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Scudder Small Company Value Fund — Class C

Year Ended July 31,	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$20.71	$20.89
Income (loss) from investment operations:
Net investment income (loss)^b	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.25	(.08)
Total from investment operations	2.15	(.16)
Less distributions from:
Net investment income	—	(.03)
Net realized gains on investment transactions	(2.25)	—
Total distributions	(2.25)	(.03)
Redemption fees	— ***	.01
Net asset value, end of period	$20.61	$20.71
Total Return (%)^c	12.21	(.73 )**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.66	.43
Ratio of expenses (%)	2.25	2.26 *
Ratio of net investment income (loss) (%)	(.53)	(.55 )*
Portfolio turnover rate (%)	168	157

^a	For the period from December 3, 2001 (commencement of sales of Class C shares) to July 31, 2002.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

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Scudder Small Company Stock Fund — Class A

Years Ended September 30,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$16.02	$16.04	$18.50
Income (loss) from investment operations:
Net investment income (loss)^b	(.05)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	5.46	.06	(2.43)
Total from investment operations	5.41	(.02)	(2.46)
Net asset value, end of period	$21.43	$16.02	$16.04
Total Return (%)^c	33.77	(.12)	(13.30	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	1	.009
Ratio of expenses (%)	1.42	1.48	1.48	*
Ratio of net investment income (loss) (%)	(.25)	(.44)	(.60	)*
Portfolio turnover rate (%)	164	146	48

^a	For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

40

Scudder Small Company Stock Fund — Class B

Years Ended September 30,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$15.85	$16.01	$18.50
Income (loss) from investment operations:
Net investment income (loss)^b	(.19)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	5.37	.06	(2.43)
Total from investment operations	5.18	(.16)	(2.49)
Net asset value, end of period	$21.03	$15.85	$16.01
Total Return (%)^c	32.68	(1.00)	(13.46	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	.9	.02
Ratio of expenses (%)	2.25	2.28	2.28	*
Ratio of net investment income (loss) (%)	(1.08)	(1.24)	(1.40	)*
Portfolio turnover rate (%)	164	146	48

^a	For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

41

Scudder Small Company Stock Fund — Class C

Years Ended September 30,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$15.85	$16.01	$18.50
Income (loss) from investment operations:
Net investment income (loss)^b	(.20)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	5.39	.06	(2.43)
Total from investment operations	5.19	(.16)	(2.49)
Net asset value, end of period	$21.04	$15.85	$16.01
Total Return (%)^c	32.74	(1.00)	(13.46	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.9	.1	.002
Ratio of expenses (%)	2.21	2.26	2.25	*
Ratio of net investment income (loss) (%)	(1.04)	(1.22)	(1.37	)*
Portfolio turnover rate (%)	164	146	48

^a	For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

^b	Based on average shares outstanding during the period.

^c	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

42

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

Offered in this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A
• Sales charges of up to 5.75%, charged when you buy shares • In most cases, no charge when you sell shares • Up to 0.25% annual service fee	• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual operating expenses are lower than those for Class B or Class C

Class B
• No charges when you buy shares • Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years • 1.00% annual distribution/service fee	• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C
• Sales charge of 1.00%, charged when you buy shares • Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • 1.00% annual distribution/service fee	• The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial advisors for distribution, administrative and promotional services.

44

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales charge as a % of offering price*	Sales charge as a % of your net investment
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

•	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

•	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

45

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	investing through certain workplace retirement plans

•	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

•	exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would be required to pay the difference

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About — Policies About Transactions”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

46

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About — Policies About Transactions”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

47

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

Front-end Sales Charge as a % of Offering Price*	Front-end Sales Charge as a % of your net investment
1.00%	1.01%

*	The offering price includes the sales charge.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

•	Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

•	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

•	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

•	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

•	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

48

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About — Policies About Transactions”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

49

How to Buy Shares

Once You’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)
• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check	• Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below
• If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions
By wire • Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone Not available	• Call (800) 621-1048 for instructions
With an automatic investment plan

Not available	• To set up regular investments from a bank checking account, call (800) 621-1048
On the Internet

Not available	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and log in
• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

50

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 55

Through a financial advisor	• Contact your advisor by the method that’s most convenient for you
• Contact your advisor by the method that’s most convenient for you

By phone or wire
• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions
By mail, express mail or fax (see previous page)
Write a letter that includes:	Write a letter that includes:
• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares
• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell
• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account
• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number
• a daytime telephone number
With an automatic exchange plan
• To set up regular exchanges from a fund account, call (800) 621-1048	Not available
With an automatic withdrawal plan
Not available	• To set up regular cash payments from a fund account, call (800) 621-1048
On the Internet
• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and log in	• Go to www.scudder.com and log in
• Follow the instructions for making on-line exchanges	• Follow the instructions for making online redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Each fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be to used verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies. The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

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Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your investment provider for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner)

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

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Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

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To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case, where a fall in share price created the low balance)

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

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Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Scudder Tax Advantaged Dividend Fund intends to pay dividends to shareholders quarterly. The fund also intends to pay distributions annually in December. The fund may make other distributions as needed.

Scudder Large Company Value Fund, Scudder Small Company Value Fund and Scudder Small Company Stock Fund intend to pay dividends and distributions to their shareholders in December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distribution are generally taxable. However, distribution by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from the fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under “Taxes.”

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Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

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Notes

For More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor
Distributors, Inc.
222 South Riverside Plaza	SEC File Numbers: Scudder

Chicago, IL 60606-5808
Scudder Large Company Value Fund
811-1444

SCUDDER 811-2021 INVESTMENTS	Scudder Small Company Value Fund

811-43 A Member of	Scudder Small Company Stock Fund

Deustche Asset Management [LOGO] 811-1444	Scudder Tax Advantaged Dividend Fund

SCUDDER

INVESTMENTS

Value Funds II

Prospectus

December 1, 2003

Scudder Large Company Value Fund

Class AARP and Class S Shares

Scudder Small Company Value Fund

Class S Shares

Scudder Small Company Stock Fund

Class AARP and Class S Shares

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes for each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

		Class AARP	Class S
	ticker symbol	SLCOX	SCDUX
	fund number	249	049
Scudder Large Company Value Fund

The Fund’s Main Investment Strategy

The fund seeks maximum long-term capital appreciation through a value-oriented investment approach. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of October 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.46 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 1000 Value Index. Although the fund typically invests in stocks across a wide range of industries and economic sectors (a sector is comprised of two or more related industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

OTHER INVESTMENTS The fund may also invest up to 20% of net assets in foreign securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund currently does not utilize derivatives, and although the managers have no immediate intention to do so, the fund may choose to use them in the future.

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The managers assemble the fund’s portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who favor a value investment style and who are interested in broadly diversified exposure to large company stocks.

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Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Large Company Value Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993	20.07
1994	-9.87
1995	31.64
1996	19.55
1997	32.54
1998	9.50
1999	4.66
2000	14.64
2001	-12.53
2002	-16.69

2003 Total Return as of September 30: 12.68%

For the periods included in the bar chart:

Best Quarter: 15.99%, Q4 1998                             Worst Quarter: -19.37%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	10 Years
Class S

Return before Taxes	-16.69	-0.87	8.01
Return after Taxes on Distributions	-17.28	-2.44	5.66
Return after Taxes on Distributions and Sale of Fund Shares	-10.24	-0.60	6.15
Class AARP (Return before taxes)	-16.68	-0.86	8.02
Index (reflects no deductions for fees, expenses or taxes)	-17.48	-0.92	7.97

Index: The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

This fund’s Class AARP and Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses and as a shareholder of Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.60%	0.60%
Distribution/Service (12b-1) Fee	None	None
Other Expenses*	0.76	0.53

Total Annual Operating Expenses	1.36	1.13

Less Expense Waiver/Reimbursements**	0.35	0.12

Net Annual Fund Operating Expenses**	1.01	1.01

*	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.995% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$103	$396	$711	$1,605
Class S	103	347	611	1,364

9

		Class S
	ticker symbol	SCSUX
	fund number	078
Scudder Small Company Value Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000 Value Index (as of October 31, 2003, the Russell 2000 Value Index had a median market capitalization of $428 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Value Index.

A quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

10

The managers then assemble the fund’s portfolio from among the qualifying stocks, using a tool known as Portfolio Optimizer — sophisticated portfolio management software that analyzes the potential return and risk characteristics of each stock and the overall portfolio.

The managers diversify the fund’s investments among many industries and among many companies (typically over 150 companies).

The managers will normally sell a stock when the company no longer qualifies as a small company, when the managers no longer consider it to be undervalued or when the managers believe other investments offer better opportunities.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are looking for a fund that takes a value approach to investing in small company stocks.

11

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see “Secondary risks” for more information)

12

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Company Value Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	23.84
1997	37.01
1998	-5.54
1999	-11.85
2000	12.76
2001	15.21
2002	-9.56

2003 Total Return as of September 30: 19.61%

For the periods included in the bar chart:

Best Quarter:18.09%, Q3 1997	Worst Quarter: -21.08%, Q3 2002

13

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*
Class S
Return before Taxes	-9.56	-0.44	7.92
Return after Taxes on Distributions	-11.68	-1.01	7.36
Return after Taxes on Distributions and Sale of Fund Shares	-3.65	-0.32	6.53
Index (reflects no deductions for fees, expenses or taxes)	-11.43	2.71	9.85

Index: The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.

*	Class S commenced operations on October 6, 1995. Index comparison begins October 31, 1995.

Total returns from inception through 1997 and for 1999-2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

14

How Much Investors Pay

This fund’s Class S shares have no sales charge or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of Class S shares, you pay them indirectly.

Fee Table
Shareholder Fees, paid directly from your investment	None
Redemption/Exchange fee, on shares owned less than a year (as a % of amount redeemed, if applicable)	1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses*	1.00

Total Annual Operating Expenses	1.75

Less Expense Waiver/Reimbursements**	0.24

Net Annual Fund Operating Expenses**	1.51

*	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S	$154	$528	$927	$2,043

15

	Class AARP	Class S
ticker symbol	ASCSX	SSLCX
fund number	139	339
Scudder Small Company Stock Fund

The Fund’s Main Investment Strategy

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index (as of October 31, 2003, the Russell 2000 Index had a median market capitalization of $440.2 million). The fund intends to invest in companies whose market capitalizations fall within the normal range of the Russell 2000 Index.

In addition, the fund does not invest in securities issued by tobacco-producing companies.

A quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

OTHER INVESTMENTS While the fund invests primarily in common stocks, it may invest up to 20% of total assets in US government securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

16

The managers then build a diversified portfolio of attractively rated companies using analytical tools to actively monitor the risk profile of the portfolio compared to appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including:

•	focusing on companies with reasonable valuations

•	diversifying broadly among industries and companies (typically over 300 companies)

•	limiting the majority of the portfolio to 2% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors looking for broad exposure to small company stocks.

17

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Other factors that could affect performance include:

•	the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see “Secondary risks” for more information)

18

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how performance for the fund’s Class AARP shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

On July 17, 2000, the fund was reorganized from AARP Small Company Stock Fund, a series of AARP Growth Trust, into Class AARP of Scudder Small Company Stock Fund, a newly created series of Investment Trust. The performance of Class AARP in the bar chart and performance table for periods prior to July 17, 2000 reflects the performance of AARP Small Company Stock Fund. The inception date for Class S shares is July 17, 2000. Performance figures for Class S before that date reflect the historical performance of AARP Small Company Stock Fund.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class AARP only and may vary for Class S. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Small Company Stock Fund

Annual Total Returns (%) as of 12/31 each year	Class AARP

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998	-6.24
1999	-3.53
2000	-1.89
2001	9.58
2002	-12.87

2003 Total Return as of September 30: 28.01%

For the periods included in the bar chart:

Best Quarter: 20.42%, Q4 2001	Worst Quarter: -19.95%, Q3 2002

19

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	Since Inception*
Class AARP
Return before Taxes	-12.87	-3.26	2.13
Return after Taxes on Distributions	-12.87	-3.28	2.08
Return after Taxes on Distributions and Sale of Fund Shares	-7.91	-2.58	1.71
Class S (Return before Taxes)	-12.93	-3.28	2.11
Index (reflects no deductions for fees, expenses or taxes)	-20.48	1.36	1.94

Index: The Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

*	Class AARP commenced operations on February 1, 1997. Index comparison begins January 31, 1997

Total returns from inception through 1998 and 2000 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

20

How Much Investors Pay

This fund’s Class AARP and Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses and as a shareholder of Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.75%	0.75%
Distribution/Service (12b-1) Fee	None	None
Other Expenses*	1.13	0.98

Total Annual Operating Expenses	1.88	1.73

Less Expense Waiver/Reimbursements**	0.37	0.22

Net Annual Fund Operating Expenses**	1.51	1.51

*	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$154	$555	$982	$2,171
Class S	154	524	918	2,023

21

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to Scudder Large Company Value Fund or Scudder Small Company Stock Fund’s 80% investment policy and Scudder Small Company Value Fund’s 90% investment policy as described herein.

•	Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	As a temporary defensive measure, a fund could shift up to 100% of its assets into investments such as money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the fund managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to market volatility and greater potential losses than if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

22

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

23

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

24

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Large Company Value Fund	0.60%
Scudder Small Company Value Fund	0.75%
Scudder Small Company Stock Fund	0.75%

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

25

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Large Company Value Fund

Thomas Sassi
Managing Director of Deutsche
Asset Management and Lead Portfolio
Manager of the fund.
• Joined Deutsche Asset Management in 1996 and the fund in 2003.
• Over 31 years of investment industry experience.
• MBA, Hofstra University.

Frederick L. Gaskin
Managing Director of Deutsche Asset
Management and Portfolio Manager
of the fund.
• Joined Deutsche Asset Management in 1996 and the fund in 2003.
• Over 16 years of investment industry experience.
• MBA, Babcock Graduate School of Management at Wake Forest University.

Scudder Small Company Value Fund and Scudder Small Company Stock Fund

Janet Campagna
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
• Joined Deutsche Asset Management in 1999 and the fund in 2003.
• Head of global and tactical asset allocation.
• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.
• Over 15 years of investment industry experience.
• Master’s degree in Social Science from California Institute of Technology.
• Ph.D in Political Science from University of Calofornia at Irvine.

Robert Wang
Managing Director of Deutsche Asset
Management and Portfolio Manager of
the fund.
• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
• Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.
• Joined the fund in 2003.

26

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the last page).

Scudder Large Company Value Fund — Class AARP

Years Ended July 31,	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.19	$29.03
Income (loss) from investment operations:
Net investment income (loss)^b	.29	.27	.25
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.35)	.04
Total from investment operations	1.80	(5.08)	.29
Less distributions from:
Net investment income	(.35)	(.16)	(.32)
Net realized gains on investment transactions	—	(1.69)	(2.81)
Total distributions	(.35)	(1.85)	(3.13)
Net asset value, end of period	$20.71	$19.26	$26.19
Total Return (%)	9.56	(20.33)	.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	17	16
Ratio of expenses (%)	.97	.89	.89	*
Ratio of net investment income (loss) (%)	1.54	1.16	1.11	*
Portfolio turnover rate (%)	93	52	80

^a	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

27

Scudder Large Company Value Fund — Class S

Years Ended July 31,	2003	2002	2001	2000		1999^a		1998^b
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.18	$26.81	$30.05		$25.65		$28.98

Income (loss) from investment operations:
Net investment income (loss)^c	.29	.27	.32	.33		.30	^d	.36
Net realized and unrealized gain (loss) on investment	1.51	(5.34)	2.18	(1.73)		6.38		(1.59)
Total from investment operations	1.80	(5.07)	2.50	(1.40)		6.68		(1.23)

Less distributions from:
Net investment income	(.35)	(.16)	(.32)	(.39)		(.18)		(.24)
Net realized gains on investment transactions	—	(1.69)	(2.81)	(1.45)		(2.10)		(1.86)
Total distributions	(.35)	(1.85)	(3.13)	(1.84)		(2.28)		(2.10)
Net asset value, end of period	$20.71	$19.26	$26.18	$26.81		$30.05		$25.65
Total Return (%)	9.56	(20.30)	8.68	(4.61)		26.79	**	(4.54)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,520	1,581	2,558	2,078		2,555		1,997
Ratio of expenses before expense reductions (%)	.97	.89	.89	.95	^e	.87	*	.88
Ratio of expenses after expense reductions (%)	.97	.89	.89	.94	^e	.87	*	.88
Ratio of net investment income (loss) (%)	1.54	1.16	1.17	1.20		1.25	*	1.25
Portfolio turnover rate (%)	93	52	80	46		35	*	40

^a	For the ten months ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from September 30 to July 31.
^b	For the year ended September 30.
^c	Based on average shares outstanding during the period.
^d	Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
^e	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .94% and .94%, respectively.
*	Annualized
**	Not annualized

28

Scudder Small Company Value Fund — Class S

Years Ended July 31,	2003	2002	2001		2000		1999^a		1998^b
Selected Per Share Data
Net asset value, beginning of period	$20.79	$21.45	$16.58		$19.40		$17.65		$19.58

Income (loss) from investment operations:
Net investment income (loss)^c	.10	.13	.04		.02		.02		.07
Net realized and unrealized gain (loss) on investment transactions	2.28	(.71)	4.85		(2.83)		1.90		(1.71)
Total from investment operations	2.38	(.58)	4.89		(2.81)		1.92		(1.64)
Less distributions from:
Net investment income	(.05)	(.09)	(.03)		(.02)		(.05)		(.02)
Net realized gains on investment transactions	(2.25)	—	—		—		(.14)		(.30)
Total distributions	(2.30)	(.09)	(.03)		(.02)		(.19)		(.32)
Redemption fees	— ***	.01	.01		.01		.02		.03
Net asset value, end of period	$20.87	$20.79	$21.45		$16.58		$19.40		$17.65
Total Return (%)	13.40	(2.69)	29.57	^d	(14.43	)^d	0.96	^d,^e**	(8.45)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	237	240	221		161		294		237
Ratio of expenses before expense reductions (%)	1.21	1.21	1.25	^f	1.84	^g	1.59	*	1.39
Ratio of expenses after expense reductions (%)	1.21	1.21	1.18	^f	1.32	^g	1.32	*	1.39
Ratio of net investment income (loss) (%)	.51	.56	.21		.12		.11	*	.31
Portfolio turnover rate (%)	168	157	71		29		34	*	23

^a	For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed the fiscal year end from August 31 to July 31.
^b	For the year ended August 31.
^c	Based on average shares outstanding during the period.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
^f	The ratios of operating expenses include a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.
^g	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.25%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder Small Company Stock Fund — Class AARP

Years Ended September 30,	2003	2002	2001	2000		1999
Selected Per Share Data
Net asset value, beginning of period	$16.09	$16.06	$18.32	$17.89		$16.93

Income (loss) from investment operations:
Net investment income (loss)^a	(.01)	(.03)	(.06)	(.08)		.02
Net realized and unrealized gain (loss) on investment transactions-	5.49	.06	(2.20)	.53		.96
Total from investment operations	5.48	.03	(2.26)	.45		.98

Less distributions from:
Net investment income	—	—	—	(.02)		(.02)
Net asset value, end of period	$21.57	$16.09	$16.06	$18.32		$17.89
Total Return (%)	34.06	.19	(12.34)	2.41	^b	5.70

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	37	34	48		66
Ratio of expenses before expense reductions (%)	1.21	1.21	1.23	1.86	^c	1.70
Ratio of expenses after expense reductions (%)	1.21	1.21	1.23	1.73	^c	1.70
Ratio of net investment income (loss) (%)	(.04)	(.17)	(.32)	(.46)		.13
Portfolio turnover rate (%)	164	146	48	48		17

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.

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Scudder Small Company Stock Fund — Class S

Years Ended September 30,	2003	2002	2001	2000^a
Selected Per Share Data
Net asset value, beginning of period	$16.08	$16.05	$18.30	$18.50
Income (loss) from investment operations:	(.01)	(.03)	(.06)	—	^c
Net investment income (loss)^b
Net realized and unrealized gain (loss) on investment transactions	5.49	.06	(2.19)	(.20)
Total from investment operations	5.48	.03	(2.25)	(.20)
Net asset value, end of period	$21.56	$16.08	$16.05	$18.30
Total Return (%)	34.08	.19	(12.30)	(1.14	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	41	42	46
Ratio of expenses (%)	1.21	1.21	1.23	1.19	^d*
Ratio of net investment income (loss) (%)	(.04)	(.17)	(.32)	(.21	)*
Portfolio turnover rate (%)	164	146	48	48

^a	For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
^b	Based on average shares outstanding during the period.
^c	Amount is less than $.005.
^d	The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. The ratio without this reduction was 1.24%.
*	Annualized
**	Not annualized

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How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of certain funds available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

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How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The AARP Investment Program.”

First investment	Additional investments
$1,000 or more for regular accounts	$50 minimum for regular accounts and IRA accounts

$500 or more for IRAs	$50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit
By mail or express mail (see below)

• For enrollment forms, call 1-800-253-2277	Send a personalized investment slip or short note that includes:
• Fill out and sign an enrollment form	• fund and class name

• Send it to us at the appropriate address, along with an investment check	• account number
• check payable to “The AARP Investment Program”

By wire

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

By phone

Not available	• Call 1-800-253-2277 for instructions

With an automatic investment plan

• Fill in the information required on your enrollment form and include a voided check	• To set up regular investments from a bank checking account, call1-800-253-2277

Payroll Deduction or Direct Deposit

• Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	• Once you specify a dollar amount(minimum $50), investments are automatic.

Using QuickBuy

Not available	• Call 1-800-253-2277 to speak to a representative

• or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares

On the Internet

• Go to “services and forms— How to open an account” at aarp.scudder.com	• Call 1-800-253-2277 to ensure you have electronic services

• Print out a prospectus and an enrollment form	• Register at aarp.scudder.com

• Complete and return the enrollment form with your check	• Follow the instructions for buying shares with money from your bank account

Regular mail: The AARP Investment Program,

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 40

$50 or more for exchanges between existing accounts

By phone

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

Using Easy-Access Line

• Call 1-800- 631-4636 and follow the instructions	• Call 1-800-631-4636 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:	Your instructions should include:

• your account number	• your account number

• names of the funds, and the class and number of shares or dollar amount you want to exchange	• names of the funds, and the class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available	• To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available	• Call 1-800-253-2277

On the Internet

• Register at aarp.scudder.com	Not available

• Go to “services and forms”

• Follow the instructions for making on-line exchanges

To reach us:	• Web site aarp.scudder.com • Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m. EST • Confidential fax line 1-800-821-6234, always open • TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST
Class AARP Services

•      AARP Lump Sum Service for planning and setting up a lump sum distribution

•      AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

•      AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

•      For more information, please call 1-800-253-2277.

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How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment	Additional investments
$2,500 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$1,000 or more for IRAs	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)

• Fill out and sign an application	Send a Scudder investment slip or short note that includes:

• Send it to us at the appropriate address, along with an investment check	• fund and class name
• account number

• check payable to “The Scudder Funds”

By wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

By phone

Not available	• Call 1-800-SCUDDER for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy

Not available	• Call 1-800-SCUDDER to speak to a representative

• or, to use QuickBuy on SAIL(TM), call 1-800-343-2890 and follow the instructions on how to purchase shares

On the Internet

• Go to “funds and prices” at myScudder.com	• Call 1-800-SCUDDER to ensure you have electronic services

• Print out a prospectus and a new account application	• Register at myScudder.com

• Complete and return the application with your check	• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares

$2,500 or more to open a new account ($1,000 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 40

$50 or more for exchanges between existing accounts

By phone or wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

Using SAIL(TM)

• Call 1-800-343-2890 and follow the instructions	• Call 1-800-343-2890 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

•	a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a Scudder account, call 1-800-SCUDDER

Using QuickSell

Not available	• Call 1-800-SCUDDER

On the Internet

• Register at myScudder.com	• Register at myScudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class AARP and Class S shares. Each fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or contact your financial advisor.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be to used verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

37

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

38

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares

Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636

For Class S shares

Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies. The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

39

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your investment provider for more information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

40

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the funds calculate share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV:

To calculate NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

Scudder Small Company Value Fund charges a 1.00% redemption/exchange fee on shares owned less than one year. You won’t be charged this fee if you’re investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider or if you are investing through an IRA or other individual retirement plan, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

41

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders or $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (although these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

42

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

43

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

44

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from the fund

• gains from the sale of securities held by the fund more than one year	• gains from the sale of securities held by the fund for for one year or less

• qualified dividend income	• all other income

Transactions involving fund shares

• gains from selling fund shares shares held for one year	• gains from selling fund held for more than one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under “Taxes.”

45

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

46

Notes

47

For More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C.
64121-9735	64121-9669	20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Numbers:
Scudder Large Company Value Fund 811-1444
Scudder Small Company Value Fund 811-2021
A Member of Deutsche Asset Management [LOGO]	Scudder Small Company Stock Fund 811-43

48

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER LARGE CAP VALUE FUND

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated [August     , 2004] for the Special Meeting of Shareholders of Scudder Large Company Value Fund (“Large Company Value Fund”), a series of Value Equity Trust, to be held on November 4, 2004, into which this statement of additional information is hereby incorporated by reference. Copies of the Proxy Statement/Prospectus may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about Scudder Large Cap Value Fund (“Large Cap Value Fund”), a series of Scudder Value Series, Inc., is contained in Large Cap Value Fund’s statement of additional information (“SAI”) dated April 1, 2004 as supplemented from time to time for Class A, B, C, R and I shares, and dated August 22, 2004 for Class S and AARP shares, which are attached to this statement of additional information. The audited financial statements and related Independent Registered Public Accountants’ report for the Large Cap Value Fund contained in the Annual Report for the fiscal year ended November 30, 2003 and the unaudited financial statements contained in the Semi-annual report are incorporated herein by reference insofar as they relate to the fund’s participation in the merger. No other parts of the Annual or Semi-annual Reports are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Large Cap Value Fund and Large Company Value Fund as if the merger had been consummated on May 31, 2004.

Further information about the Large Company Value Fund is contained in its statements of additional information dated December 1, 2003, as revised from time to time for Class A, B, C and Institutional Class shares, and dated December 1, 2003 for Class S and Class AARP shares.

The date of this statement of additional information is [August     , 2004].

Pro Forma

Portfolio of Investments

as of May 31, 2004

(Unaudited)

	Large Cap Value Par/Share Amount	Large Company Value Par/Share Amount	Combined Pro Forma Par/Share Amount	Large Cap Value Market Value ($)	Large Company Value Market Value ($)	Combined Pro Forma Market Value ($)
Common Stocks 98.3%
Consumer Discretionary 6.0%
Hotels Restaurants & Leisure 0.9%
McDonald’s Corp.	109,100	618,100	727,200	2,880,240	16,317,840	19,198,080

Multiline Retail 1.3%
Family Dollar Stores, Inc.	63,000	285,000	348,000	1,975,680	8,937,600	10,913,280
Federated Department Stores, Inc.	33,200	181,300	214,500	1,583,972	8,649,823	10,233,795
The May Department Stores Co.	26,600	145,600	172,200	762,356	4,172,896	4,935,252

				4,322,008	21,760,319	26,082,327

Specialty Retail 3.8%
Limited Brands	390,900	2,219,900	2,610,800	7,544,370	42,844,070	50,388,440
Sherwin-Williams Co.	100,200	607,500	707,700	3,937,860	23,874,750	27,812,610

				11,482,230	66,718,820	78,201,050

Consumer Staples 6.7%
Food Products 4.9%
ConAgra Foods, Inc.	183,400	1,105,100	1,288,500	5,157,208	31,075,412	36,232,620
General Mills, Inc.	96,600	494,700	591,300	4,448,430	22,780,935	27,229,365
Sara Lee Corp.	237,300	1,400,900	1,638,200	5,434,170	32,080,610	37,514,780

				15,039,808	85,936,957	100,976,765

Household Products 1.8%
Colgate-Palmolive Co.	58,800	225,000	283,800	3,363,360	12,870,000	16,233,360
Kimberly-Clark Corp.	49,300	264,900	314,200	3,248,870	17,456,910	20,705,780

				6,612,230	30,326,910	36,939,140

Energy 7.0%
Oil & Gas 7.0%
BP PLC (ADR)	62,114	376,500	438,614	3,292,042	19,954,500	23,246,542
ChevronTexaco Corp.	42,500	249,000	291,500	3,842,000	22,509,600	26,351,600
ConocoPhillips	50,900	322,456	373,356	3,732,497	23,645,698	27,378,195
ExxonMobil Corp.	187,500	1,062,130	1,249,630	8,109,375	45,937,123	54,046,498
Royal Dutch Petroleum Co. (NY Shares)	47,800	216,600	264,400	2,394,302	10,849,494	13,243,796

				21,370,216	122,896,415	144,266,631

	Large Cap Value Par/Share Amount	Large Company Value Par/Share Amount	Combined Pro Forma Par/Share Amount	Large Cap Value Market Value ($)	Large Company Value Market Value ($)	Combined Pro Forma Market Value ($)
Financials 31.0%
Banks 17.6%
AmSouth Bancorp.	245,100	1,362,700	1,607,800	6,245,148	34,721,596	40,966,744
Bank of America Corp.	105,284	681,626	786,910	8,752,259	56,663,569	65,415,828
BB&T Corp.	138,400	680,900	819,300	5,214,912	25,656,312	30,871,224
First Horizon National Corp.	53,900	185,000	238,900	2,510,123	8,615,450	11,125,573
National City Corp.	142,400	819,100	961,500	5,053,776	29,069,859	34,123,635
PNC Financial Services Group	151,900	875,800	1,027,700	8,386,399	48,352,918	56,739,317
SunTrust Banks, Inc.	55,600	288,400	344,000	3,618,448	18,769,072	22,387,520
US Bancorp.	253,700	1,538,200	1,791,900	7,128,970	43,223,420	50,352,390
Wachovia Corp.	143,500	904,500	1,048,000	6,774,635	42,701,445	49,476,080

				53,684,670	307,773,641	361,458,311

Capital Markets 6.7%
Bear Stearns Companies, Inc.	45,300	248,400	293,700	3,672,018	20,135,304	23,807,322
J.P. Morgan Chase & Co.	231,800	1,623,260	1,855,060	8,539,512	59,800,899	68,340,411
Merrill Lynch & Co., Inc.	102,900	506,400	609,300	5,844,720	28,763,520	34,608,240
Morgan Stanley	47,400	160,000	207,400	2,536,374	8,561,600	11,097,974

				20,592,624	117,261,323	137,853,947

Diversified Financial Services 5.1%
Citigroup, Inc.	199,200	1,099,130	1,298,330	9,248,856	51,032,606	60,281,462
Fannie Mae	51,800	313,900	365,700	3,506,860	21,251,030	24,757,890
Freddie Mac	50,000	302,900	352,900	2,919,500	17,686,331	20,605,831

				15,675,216	89,969,967	105,645,183

Insurance 1.6%
Allstate Corp.	43,100	235,900	279,000	1,895,538	10,374,882	12,270,420
American International Group, Inc.	41,800	236,200	278,000	3,063,940	17,313,460	20,377,400

				4,959,478	27,688,342	32,647,820

Health Care 14.3%
Health Care Equipment & Supplies 2.7%
Baxter International, Inc.	239,300	1,534,100	1,773,400	7,523,592	48,232,104	55,755,696

Pharmaceuticals 11.6%
Abbott Laboratories	133,900	684,100	818,000	5,518,019	28,191,761	33,709,780
Bristol-Myers Squibb Co.	300,400	1,771,100	2,071,500	7,591,108	44,755,697	52,346,805
Hospira, Inc.*	13,390	68,410	81,800	343,319	1,754,032	2,097,351
Johnson & Johnson	134,200	659,000	793,200	7,476,282	36,712,890	44,189,172
Merck & Co., Inc.	117,400	681,600	799,000	5,553,020	32,239,680	37,792,700
Pfizer, Inc.	161,100	938,114	1,099,214	5,693,274	33,152,949	38,846,223
Wyeth	129,900	713,300	843,200	4,676,400	25,678,800	30,355,200

				36,851,422	202,485,809	239,337,231

	Large Cap Value Par/Share Amount	Large Company Value Par/Share Amount	Combined Pro Forma Par/Share Amount	Large Cap Value Market Value ($)	Large Company Value Market Value ($)	Combined Pro Forma Market Value ($)
Industrials 10.5%
Aerospace & Defense 2.6%
Honeywell International, Inc.	178,300	1,143,800	1,322,100	6,008,710	38,546,060	44,554,770
United Technologies Corp.	18,200	97,100	115,300	1,539,902	8,215,631	9,755,533

				7,548,612	46,761,691	54,310,303

Commercial Services & Supplies 2.1%
Avery Dennison Corp.	62,700	422,300	485,000	3,701,808	24,932,592	28,634,400
Pitney Bowes, Inc.	46,000	279,000	325,000	2,039,180	12,368,070	14,407,250

				5,740,988	37,300,662	43,041,650

Electrical Equipment 1.1%
Emerson Electric Co.	51,300	334,700	386,000	3,062,610	19,981,590	23,044,200

Industrial Conglomerates 4.3%
General Electric Co.	275,600	1,538,200	1,813,800	8,576,672	47,868,784	56,445,456
Textron, Inc.	82,100	505,100	587,200	4,486,765	27,603,715	32,090,480

				13,063,437	75,472,499	88,535,936

Trading Companies & Distributors 0.4%
W.W. Grainger, Inc.	19,700	124,500	144,200	1,072,665	6,779,025	7,851,690

Information Technology 15.1%
Communications Equipment 1.3%
Nokia Oyj (ADR)	334,100	1,652,500	1,986,600	4,590,534	22,705,350	27,295,884

Computers & Peripherals 3.7%
Hewlett-Packard Co.	234,063	1,214,600	1,448,663	4,971,498	25,798,104	30,769,602
International Business Machines Corp.	80,300	439,100	519,400	7,113,777	38,899,869	46,013,646

				12,085,275	64,697,973	76,783,248

Electronic Equipment & Instruments 2.1%
Waters Corp.*	133,300	777,900	911,200	6,142,464	35,845,632	41,988,096

IT Consulting & Services 2.3%
Automatic Data Processing, Inc.	155,500	913,500	1,069,000	6,908,865	40,586,805	47,495,670

Semiconductors & Semiconductor Equipment 4.4%
Applied Materials, Inc.*	244,700	1,219,100	1,463,800	4,884,212	24,333,236	29,217,448
Intel Corp.	278,400	1,422,900	1,701,300	7,948,320	40,623,795	48,572,115
Texas Instruments, Inc.	67,300	367,500	434,800	1,757,203	9,595,425	11,352,628

				14,589,735	74,552,456	89,142,191

	Large Cap Value Par/Share Amount	Large Company Value Par/Share Amount	Combined Pro Forma Par/Share Amount	Large Cap Value Market Value ($)	Large Company Value Market Value ($)	Combined Pro Forma Market Value ($)
Software 1.3%
Microsoft Corp.	170,000	865,000	1,035,000	4,479,500	22,792,750	27,272,250

Materials 6.4%
Chemicals 2.5%
Air Products & Chemicals, Inc.	103,000	550,500	653,500	5,146,910	27,508,485	32,655,395
Dow Chemical Co.	47,600	274,700	322,300	1,899,240	10,960,530	12,859,770
E.I. du Pont de Nemours & Co.	36,700	100,000	136,700	1,585,440	4,320,000	5,905,440

				8,631,590	42,789,015	51,420,605

Containers & Packaging 2.2%
Sonoco Products Co.	245,000	1,617,300	1,862,300	6,100,500	40,270,770	46,371,270

Metals & Mining 1.7%
Alcoa, Inc.	184,100	907,200	1,091,300	5,762,330	28,395,360	34,157,690

Telecommunication Services 1.1%
Diversified Telecommunication Services 1.1%
SBC Communications, Inc.	162,600	792,100	954,700	3,853,620	18,772,770	22,626,390

Utilities 0.2%
Electric Utilities 0.2%
Southern Co.	30,000	100,000	130,000	867,600	2,892,000	3,759,600

Total Common Stocks
(Cost $274,957,551, $1,427,733,649 and $1,702,691,200 respectively)				305,494,059	1,717,964,795	2,023,458,854

Cash Equivalents 1.7%
Scudder Cash Management QP Trust 1.12%	15,881,748	19,067,687	34,949,435	15,881,748	19,067,687	34,949,435
Total Cash Equivalents
(Cost $15,881,748, $19,067,687 and $34,949,435 respectively)				15,881,748	19,067,687	34,949,435

Total Investment Portfolio
(Cost $290,839,299, $1,446,801,336 and $1,737,640,635 respectively)				321,375,807	1,737,032,481	2,058,408,288

Pro Forma Financial Statements

Pro Forma combining Condensed Statement of Asset and Liabilities

As of May 31, 2004 (UNAUDITED)

	ACQUIRING FUND	ACQUIRED FUND
	Large Cap Value Fund	Large Company Value Fund	Pro Forma Adjustments	Pro Forma Combined
Investments, at value	$321,375,807	$1,737,032,481		$2,058,408,288
Cash	—	—	—	—
Other assets less liabilities	180,239	360,819	$—	541,058

Total Net assets	$321,556,046	$1,737,393,300	$—	$2,058,949,346

Net Assets
Class A Shares	$226,268,353	$85,798,557		$312,066,910
Class B Shares	$52,199,059	$25,184,977		$77,384,036
Class C Shares	$34,174,311	$11,377,552		$45,551,863
Class I Shares (6)	$8,445,946	$16,280,931		$24,726,877
Class S Shares	$—	$1,567,159,325		$1,567,159,325
Class R Shares	$468,377	$—		$468,377
Class AARP Shares	$—	$31,591,958		$31,591,958

Total Net assets	$321,556,046	$1,737,393,300		$2,058,949,346

Shares Outstanding
Class A Shares	10,664,140	3,607,495	435,792	14,707,427
Class B Shares	2,461,098	1,062,458	124,393	3,647,949
Class C Shares	1,611,622	479,761	56,916	2,148,299
Class I Shares (6)	397,423	684,787	81,374	1,163,584
Class S Shares	—	65,907,689	7,945,248	73,852,937
Class R Shares	22,054	—		22,054
Class AARP Shares	—	1,328,413	160,369	1,488,782

Net Asset Value per Share
Class A Shares	$21.22	$23.78		$21.22
Class B Shares	$21.21	$23.70		$21.21
Class C Shares	$21.20	$23.72		$21.20
Class I Shares (6)	$21.25	$23.78		$21.25
Class S Shares		$23.78		$21.22
Class R Shares	$21.24			$21.24
Class AARP Shares		$23.78		$21.22

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MAY 31, 2004 (UNAUDITED)

	Acquiring Fund	Acquired Fund
	Large Cap Value Fund	Large Company Value Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$6,105,861	$43,732,780	$—		$49,838,641

Total Investment Income	6,105,861	43,732,780	$—		49,838,641

Expenses
Management fees	1,852,419	10,384,519	(1,982,303	)(2)	10,254,635
Administrative fees	211,121	5,770,837	(5,981,958	)(3)	—
Distribution service fees	1,142,441	560,158			1,702,599
Services to shareholders	444,454	533,513	3,628,113	(4)	4,606,080
Custodian and accounting fees	9,121	70,699	440,376	(4)	520,196
Auditing	18,883	12,749	13,687	(4)	45,319
Legal fees	3,987	7,503	41,502	(4)	52,992
Trustees fees	19,602	55,829	—		75,431
Registration fees	22,626	—	76,981	(4)	99,607
Reports to shareholders	12,444	25,864	141,764	(4)	180,072
Other	28,683	10,114	—		38,797

Total expenses before reductions	3,765,781	17,431,785	(3,621,838)		17,575,728
Expense reductions	(153,178)	(196,177)	241,095	(5)	(108,260)

Expenses, net	3,612,603	17,235,608	(3,380,743)		17,467,468

Net investment income (loss)	2,493,258	26,497,172	4,107,177		32,371,173

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments and foreign currency related transactions	14,336,749	256,685,963	—		271,022,712
Net unrealized appreciation (depreciation) of investments and foreign currency related transactions	23,728,311	46,104,540	—		69,832,851

Net increase in net assets from operations	$40,558,318	$329,287,675	$3,380,743		$373,226,736

Notes to Pro Forma Combining Financial Statements

1	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of May 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended May 31, 2004 for Scudder Large Cap Value Fund and Scudder Large Company Value Fund as adjusted giving effect to the Reorganization as if it had occurred as of May 31, 2004. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.
2	Represents reduction in management fees resulting from the utilization of Large Cap Value Fund’s new management agreement, which will become effective upon completion of the Reorganization, applied to the pro-forma combined average net assets.
3	Represents a reduction in expense as Large Cap Value Fund does not have an Administrative Fee.
4	Represents estimated increase in expenses as a result of Large Cap Value Fund being responsible for certain expenses formerly covered under the Administrative Fee.
5	Represents decrease in expense reductions as a result of the overall decrease in expenses related to the Reorganization.
6	The “I” Share Class will be renamed the “Institutional” Share Class upon the completion of the Reorganization.

Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund
Scudder Fixed Income Fund
Scudder Flag Investors Communications Fund
Scudder Flag Investors Equity Partners Fund
Scudder Flag Investors Value Builder Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Value + Growth Fund
Scudder Global Fund
Scudder Global Biotechnology Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Gold and Precious Metals Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High Income Fund
Scudder High Income Opportunity Fund
Scudder High Yield Tax-Free Fund
Scudder Income Fund
Scudder Intermediate Tax/AMT Free Fund
Scudder International Fund
Scudder International Equity Fund

Scudder International Select Equity Fund
Scudder Japanese Equity Fund
Scudder Large Cap Value Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Micro Cap Fund
Scudder Mid Cap Fund
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series — Conservative Portfolio
Scudder Pathway Series — Growth Portfolio
Scudder Pathway Series — Moderate Portfolio
Scudder PreservationPlus Income Fund
Scudder RREEF Real Estate Securities Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Short Duration Fund
Scudder Short-Term Bond Fund
Scudder Short-Term Municipal Bond Fund
Scudder Small Cap Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Tax Advantaged Dividend Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of — Shares Multi-Class Suitability” on the effective dates provided below:

A. Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the

Flex subaccount record keeping system (“Flex System”) maintained by ADP under an alliance with SDI and its affiliates (“Scudder Flex Plans”).

B. Effective October 1, 2004:

The following provisions apply to Scudder Flex Plans.

a. Class B Share Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold.

b. Class C Share Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1 million or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1 million threshold.

The procedures described in A and B above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

June 18, 2004

2

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

—    Government Securities Portfolio

—    Money Market Portfolio

—    Tax-Exempt Portfolio

Cash Equivalent Fund

—    Government Securities Portfolio

—    Money Market Portfolio

—    Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

—    Prime Series

—    Treasury Series

—    Tax-Free Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Investors Cash Trust

—    Government Securities Portfolio

—    Treasury Portfolio

Investors Municipal Cash Fund

—    Investors Florida Municipal Cash Fund

—    Investors Michigan Municipal Cash Fund

—    Investors New Jersey Municipal Cash Fund

—    Investors Pennsylvania Municipal Cash Fund

—    Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth and Income Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Money Funds

—    Scudder Government Money Fund

—    Scudder Money Market Fund

—    Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Growth Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Exempt California Money Market Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder US Treasury Money Fund

Scudder Variable Series I

—    Scudder 21st Century Growth Portfolio

—    Scudder Balanced Portfolio

—    Scudder Bond Portfolio

—    Scudder Capital Growth Portfolio

—    Scudder Global Discovery Portfolio

—    Scudder Growth and Income Portfolio

—    Scudder Health Sciences Portfolio

—    Scudder International Portfolio

—    Scudder Money Market Portfolio

Scudder Variable Series II

—    Scudder Aggressive Growth Portfolio

—    Scudder Blue Chip Portfolio

—    Scudder Contrarian Value Portfolio

—    Scudder Fixed Income Portfolio

—    Scudder Global Blue Chip Portfolio

—    Scudder Government Securities Portfolio

—        Scudder Growth Portfolio

—        Scudder High Income Portfolio

—    Scudder International Select Equity Portfolio

—    Scudder Money Market Portfolio

—    Scudder Small Cap Growth Portfolio

—    Scudder Strategic Income Portfolio

—    Scudder Technology Growth Portfolio

—        Scudder Total Return Portfolio

—        SVS Davis Venture Value Portfolio

—    SVS Dreman Financial Services Portfolio

—    SVS Dreman High Return Equity Portfolio

—    SVS Dreman Small Cap Value Portfolio

—    SVS Eagle Focused Large Cap Growth Portfolio

—    SVS Focus Value + Growth Portfolio

—    SVS Index 500 Portfolio

—    SVS INVESCO Dynamic Growth Portfolio

—    SVS Janus Growth and Income Portfolio

—    SVS Janus Growth Opportunities Portfolio

—    SVS MFS Strategic Value Portfolio

—    SVS Oak Strategic Equity Portfolio

—    SVS Turner Mid Cap Growth Portfolio

Scudder Yieldwise Funds

—    Scudder Yieldwise Government Money Fund

—    Scudder Yieldwise Money Fund

—    Scudder Yieldwise Municipal Money Fund

Scudder Worldwide 2004 Fund

Tax Free Money Fund Investment

Treasury Money Fund Institutional

Treasury Money Fund Investment

The following information is added to each Fund’s Statement of Additional Information:

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

April 29, 2004

2

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Large Cap Value Fund

Scudder-Dreman High Return Equity Fund

Scudder Focus Value+Growth Fund

Scudder Blue Chip Fund

Scudder Worldwide 2004 Fund

Scudder Retirement Fund - Series VI

Scudder S&P 500 Stock Fund

Scudder-Dreman Financial Services Fund

Scudder Target 2011 Fund

Scudder Growth Fund

Scudder Total Return Fund

Scudder Target 2012 Fund

Scudder Technology Fund

Scudder Target 2010 Fund

Scudder Retirement Fund - Series V

Scudder Retirement Fund - Series VII

Scudder Aggressive Growth Fund

Scudder Target 2013 Fund

The following information supplements or replaces related disclosure in the “Investment Policies and Techniques” section of each fund’s Statement of Additional Information:

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

The following replaces the non-fundamental investment policy of each fund relating to securities lending:

As a matter of non-fundamental policy, the Fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

May 28, 2004

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value + Growth Fund

Scudder Global Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Fund

Scudder U.S. Government Securities Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Multi-Class Suitability” on the effective dates provided below:

A. Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system (“Flex System”) maintained by ADP under an alliance with SDI and its affiliates (“Scudder Flex Plans”).

B. Effective October 1, 2004:

The following provisions apply to Scudder Flex Plans.

a. Class B Share Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold.

b. Class C Share Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1 million or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1 million threshold.

The procedures described in A and B above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

June 18, 2004

SCUDDER VALUE SERIES, Inc. (the “Corporation”)

Scudder-Dreman Small Cap Value Fund

Class A, Class B, Class C, Class R, Class I and Institutional Class

Scudder-Dreman High Return Equity Fund

Class A, Class B, Class C, Class R, Class I and Institutional Class

Scudder Large Cap Value Fund

(formerly Scudder Contrarian Fund)

Class A, Class B, Class C, Class R and Class I

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectuses for Scudder Large Cap Value Fund (formerly Scudder Contrarian Fund), Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund (each a “Fund,” and collectively, the “Funds”), dated April 1, 2004, as amended from time to time. The Prospectuses may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders dated November 30, 2003 for each Fund are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectuses for the Funds.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of the Corporation have voluntarily adopted certain non-fundamental policies and restrictions. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least 60 days’ notice prior to making a change to such Funds’ 80% investment policy, as described in the Funds’ prospectuses.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)	borrow money in an amount greater than 10% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(2)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(8)	invest more than 15% of net assets in illiquid securities.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities in US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds’ investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a fund’s volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A fund’s investments in foreign securities may be in developed countries or in countries considered by a fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. During this period, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as the fund’s assets increase (and thus have a more limited effect on the fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the “SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds intend to comply with their non-fundamental policy regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities. A fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on five days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, a fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Privatized Enterprises. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). A fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (for purposes of this section, “Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of the fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, a Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions

(“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

MANAGEMENT OF THE FUNDS

Investment Advisor

DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for each Fund. Under the supervision of the Board of Directors of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, together with its predecessors, has more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM together with its predecessors is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor, or the subadvisor manages each Fund’s daily investment and business affairs subject to the policies established by the Corporation’s Board of Directors.

Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current Agreements, dated April 5, 2002 were last renewed by the Directors on September 26, 2003. The Agreements will continue in effect until September 24, 2004, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s Directors or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets	Scudder Large Cap Value Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund
$0 - $250 million	0.750%
$250 million - $1 billion	0.720%
$1 billion - $2.5 billion	0.700%
$2.5 billion - $5 billion	0.680%
$5 billion - $7.5 billion	0.650%
$7.5 billion - $10 billion	0.640%
$10 billion - $12.5 billion	0.630%
Over $12.5 billion	0.620%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid:

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2003	Fiscal 2002	Fiscal 2001
Scudder Large Cap Value Fund	$1,422,926	$1,551,038	$1,583,336
Scudder-Dreman High Return Equity Fund	$28,014,423	$28,764,685	$27,305,276
Scudder-Dreman Small Cap Value Fund	$3,281,085	$3,388,366	$2,752,778

Through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares, respectively, 1.00% for Class I shares and 1.99% for Class R shares of Scudder Large Cap Value Fund, 1.20% for Class A, Class B and Class C shares, respectively and 1.00% for Class I and Institutional Class shares and 1.70% for Class R shares, of Scudder-Dreman High Return Equity Fund and 1.50% for Class A, Class B and Class C shares, respectively, 1.00% for Class I shares and 1.17% for Institutional Class shares and 2.00% for Class R shares of Scudder-Dreman Small Cap Value Fund. For Class A, Class B, Class C, Class I and Institutional Class, these limitations exclude extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses. However, the expense limitations with respect to Class R shares only exclude extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Through April 1, 2005 the Advisor, accounting agent, principal underwriter and administrator, and transfer agent will each contractually limit their respective fees or reimburse expenses to the extent necessary to maintain the Scudder Large Cap Value Fund’s total operating expenses at 1.21% for Class A and 1.96% for Class B and Class C, excluding certain expenses such as extraordinary expenses, taxes, brokerage and transaction costs.

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

The Scudder Large Cap Value Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Board Considerations in Connection with the Annual Renewal of Investment Management Agreements

The Board of Directors approved the renewal of each Fund’s advisory contract on September 26, 2003. As part of the annual contract review process, commencing in July 2003, the Board, as a whole, the Independent Directors, separately, and the Equity Oversight Committee met on several occasions to consider the renewal of each Fund’s investment management agreement. The Equity Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committee’s findings and recommendations and presented its recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with its meetings, the Equity Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Independent Directors and Board reviewed each Fund’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Independent Directors and Board considered each Fund’s management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the termination of the unitary fee structure under the administration agreement and the new expense limitation commitments from the Advisor.

Profitability. The Independent Directors and Board considered the level of the Advisor’s profits with respect to the management of each Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Independent Directors and Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Independent Directors and Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Independent Directors and Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Independent Directors and Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Subadvisor

Dreman Value Management, L.L.C. (“DVM” or “Subadvisor”), 520 East Cooper Avenue, Aspen, Colorado 81611, is the subadvisor for the Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund. DVM serves as subadvisor pursuant to the terms of Subadvisory Agreements between it and the Advisor. DVM was formed in April 1977 and is controlled by David Dreman. Under the terms of the DVM Subadvisory Agreement for the Funds, DVM manages the investment and reinvestment of the Funds’ assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as subadvisor for Scudder-Dreman Small Cap Value Fund since January 18, 2002.

The Advisor currently pays DVM for its services subadvisory fees, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets	Scudder-Dreman High Return Equity Fund
$0 - $250 million	0.240%
$250 million - $1 billion	0.230%
$1 billion - $2.5 billion	0.224%
$2.5 billion - $5 billion	0.218%
$5 billion - $7.5 billion	0.208%
$7.5 billion - $10 billion	0.205%
$10 billion - $12.5 billion	0.202%
Over $12.5 billion	0.198%

Average Daily Net Assets	Scudder-Dreman Small Cap Value Fund
$0-$500 million	0.375%
Over $500 million	0.340%

In addition, for Scudder-Dreman High Return Equity Fund, the Advisor guaranteed to pay a minimum of $8 million to DVM during each calendar year, until June 20, 2007, that DVM serves as subadvisor. The Advisor has also agreed to pay DVM additional fees to the extent that specified targets for the increase of assets under management, through additional net sales of shares of High Return Equity Fund and SVS Dreman High Return Equity Portfolio (the “Portfolio”), a series of Scudder Variable Series II, are not met during specified measurement periods beginning on the date of the High Return Equity Subadvisory agreement and ending up to two and one-half years after the effective date of the agreement. The amount of any such additional fees to be paid by the Advisor under this Subadvisory agreement with respect to such shortfall will be calculated pursuant to a formula based on the portion of the shortfall attributable to High Return Equity Fund (based on the relative net assets of the Fund and the Portfolio) and the fee schedule applicable to the Fund.

The Subadvisory Agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the Subadvisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Subadvisory Agreements.

The Subadvisory Agreements for Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund remain in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Subadvisory Agreements shall continue in effect through June 30, 2007, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, or (b) by a majority of the outstanding voting securities of the Fund. The Subadvisory Agreements may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement. Effective February 4, 2004, DVM may terminate the Subadvisory Agreement for Scudder-Dreman High Return Equity Fund upon 90 days’ notice to the Advisor. DVM may terminate the subadvisory agreement for Scudder-Dreman Small Cap Value Fund at any time upon 90 days’ written notice to the Advisor.

The subadvisory fees paid by the Advisor for each Fund’s last three fiscal years are shown in the table below.

Fund	Fiscal 2003	Fiscal 2002*	Fiscal 2001
Scudder-Dreman High Return Equity Fund	$8,443,252	$9,564,144	$7,986,015
Scudder-Dreman Small Cap Value Fund	$1,557,217	$1,658,730	N/A

*	Effective January 18, 2002, DVM became subadvisor for Scudder-Dreman Small Cap Value Fund.

Board Considerations in Connection with Annual Renewal of the DVM Subadvisory Agreements for Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund

The Directors approved the renewal of the DVM Subadvisory Agreements between the Advisor and DVM, on September 26, 2003 (the “DVM Subadvisory Agreements”). As part of the annual contract review process, commencing in July 2003, the Board, as a whole, the Independent Directors, separately, and the Equity Oversight Committee met to consider the renewal of the DVM Subadvisory Agreements with respect to the Funds. In determining whether to renew the DVM Subadvisory Agreements, the Independent Directors and the Board considered various factors and reviewed various materials furnished by the Advisor and the subadvisor, including (i) the investment performance of the Funds relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approaches of the subadvisor, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Funds. The Independent Directors and Board have also considered the following factors: the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by DVM to each Fund and other funds managed by the Advisor and the role of Mr. Dreman in the provision of those services; and DVM’s relationship with the Advisor and experience with other funds managed by the Advisor. The Independent Directors and the Board also considered that the Advisor is responsible for any payment of fees to DVM.

Administrative Agreement

Prior to October 1, 2003, each Fund entered into an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the “Administrative Fee”) of 0.325% for Class A, 0.375% for Class B, 0.350% for Class C, and 0.100% for Class I for Scudder Large Cap Value Fund, 0.350% for Class A, 0.400% for Class B, 0.375% for Class C, 0.100% for Class I and 0.300% for Institutional Class for Scudder-Dreman High Return Equity Fund, 0.475% for Class A, 0.525% for Class B, 0.500% for Class C, 0.100% for Class I and 0.425% for Institutional Class for Scudder-Dreman Small Cap Value Fund, of the average daily net assets of the applicable class. As of October 1, 2003, the Administrative Agreement was terminated and each Fund bears these expenses directly. In connection with such termination the Advisor has agreed to limit expenses. See the description of the investment management agreement for a discussion of the expense reimbursement/waiver arrangements.

Scudder Large Cap Value Fund

For the period December 1, 2002 through September 30, 2003, the Administrative Fees amounted to:

Class A	$300,890
Class B	$143,469
Class C	$38,699
Class I	$10,778

For the fiscal year ended November 30, 2002, the Administrative Fees amounted to:

Class A	$425,816
Class B	$220,911
Class C	$46,654
Class I	$3,546

For the period May 29, 2001 (commencement of Administrative Agreements) through November 30, 2001, the Administrative Fees amounted to:

Class A	$213,487
Class B	$131,176
Class C	$25,234
Class I	$827

Scudder-Dreman High Return Equity Fund

For the period December 1, 2002 through September 30, 2003, the Administrative Fees amounted to:

Class A	$6,615,410
Class B	$3,783,781
Class C	$1,330,475
Class I	$13,582
Institutional Class	$98,785

For the fiscal year ended November 30, 2002, the Administrative Fees amounted to:

Class A	$7,581,107
Class B	$5,999,402
Class C	$1,588,491
Class I	$26,418
Institutional Class	$703

For the period May 29, 2001 (commencement of Administrative Agreements) through November 30, 2001, the Administrative Fees amounted to:

Class A	$3,549,060
Class B	$3,254,854
Class C	$709,538
Class I	$16,262

Scudder-Dreman Small Cap Value Fund

For the period December 1, 2002 through September 30, 2003, the Administrative Fees amounted to:

Class A	$944,437
Class B	$583,405
Class C	$219,608
Class I	$3,227
Institutional Class	$25

For the fiscal year ended November 30, 2002, the Administrative Fees amounted to:

Class A	$1,111,643
Class B	$912,043
Class C	$228,301
Class I	$6,777
Institutional Class	$3

For the period May 29, 2001 (commencement of Administrative Agreements) through November 30, 2001, the Administrative Fees amounted to:

Class A	$444,937
Class B	$437,962
Class C	$82,113
Class I	$2,641

Codes of Ethics

The Funds, the Advisor, the Subadvisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s and the Subadvisor’s Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and Subadvisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to separate Underwriting and Distribution Services Agreements (each a “Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class R, Class I and Institutional Class shares of each Fund, as applicable, and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for each Fund, dated April 5, 2002 was last approved by the Directors on September 26, 2003. Each Distribution Agreement had an initial term ending September 30, 2002 and continues in effect from year to year thereafter so long as such continuance is approved at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains any sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the funds as principal underwriter for Class A shares, except as described below. SDI receives compensation from the Funds as principal underwriter for Class B, Class C and Class R shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B, C or R shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan section, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B, Class C and Class R shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B, C and R shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class B, Class C and Class R shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B, Class C and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges and front-end sales charges paid with respect to Class C shares.

Pursuant to a sub-administration agreement between the Advisor and State Street Bank & Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund attributable to Class R shares.

Class A, Class B, Class C and Class R Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of that Fund.

With respect to Class A and R Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and Class R Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Prior to the implementation of the Rule 12b-1 Plan on July 1, 2001, the administrative service fees were paid by each Fund under an Administrative Services agreement as set forth below:

Fund	Fiscal Year	Class A	Class B	Class C	Total Service Fees Paid by SDI to Firms	Service Fees Paid to SDI
Large Cap Value Fund	2001	$305,746	$172,138	$34,674	$527,866	$30,867
High Return Equity Fund	2001	$4,789,108	$3,911,173	$872,481	$10,698,320	$241,991
Small Cap Value Fund	2001	$427,324	$398,635	$78,332	$1,061,411	$10,819

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

	Compensation to Underwriter and Firms for Fiscal Year Ended November 30, 2003
Fund	12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI
Scudder Large Cap Value Fund
Class A	$259,932	N/A
Class B	$459,727	$127,061
Class C	$140,030	$3,471
Class R	$8	N/A

Scudder-Dreman High Return Equity Fund
Class A	$5,914,482	$30,273
Class B	$11,350,013	$2,210,834
Class C	$4,332,626	$59,334
Class R	$8	N/A

Scudder-Dreman Small Cap Value Fund
Class A	$626,449	$6,538
Class B	$1,327,487	$328,123
Class C	$550,969	$9,807
Class R	$8	N/A

	Other Distribution Expenses Paid by Underwriter for Fiscal Year Ended November 30, 2003
	Advertising and Literature	Prospectus Printing	Marketing and Sales Expenses	Misc. Operating Expenses	Interest Expense
Scudder Large Cap Value Fund
Class A	N/A	N/A	N/A	N/A	N/A
Class B	$38,725	$1,319	$20,630	$1,355	$125,526
Class C	$26,087	$1,038	$13,673	$1,221	$0
Class R	N/A	N/A	N/A	N/A	N/A

Scudder-Dreman High Return Equity Fund
Class A	N/A	N/A	N/A	N/A	N/A
Class B	$633,622	$16,844	$363,582	$22,479	$2,837,388
Class C	$612,034	$19,227	$332,519	$23,712	$0
Class R	N/A	N/A	N/A	N/A	N/A

Scudder-Dreman Small Cap Value Fund
Class A	N/A	N/A	N/A	N/A	N/A
Class B	$78,305	$1,686	$47,940	$2,530	$450,868
Class C	$66,181	$1,314	$41,278	$2,217	$0
Class R	N/A	N/A	N/A	N/A	N/A

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder Large Cap Value Fund
Class A	2003	$108,000	$72,000	$7,000	$29,000
	2002	$63,000	$48,000	$4,000	$11,000
	2001	$100,000	$53,000	$16,000	$31,000
Scudder-Dreman High Return Equity Fund
Class A	2003	$1,137,000	$701,000	$42,000	$394,000
	2002	$1,667,000	$1,030,000	$58,000	$580,000
	2001	$2,368,000	$1,073,000	$632,000	$663,000
Scudder-Dreman Small Cap Value Fund
Class A	2003	$163,000	$120,000	$2,000	$41,000
	2002	$303,000	$186,000	$6,000	$111,000
	2001	$163,000	$122,000	$0	$41,000

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term “research services”, may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

The following shows total brokerage commissions paid for the past three fiscal years, as applicable and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

Scudder Large Cap Value Fund: For the calendar year ended December 31, 2003 the Fund paid $331,457 in commissions. For the fiscal year ended November 30, 2002 and November 30, 2001, the Fund paid $501,056.38 and $365,738.75 in commissions, respectively. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2003
J.P. Morgan Chase & Co.	$7,598,864
Fleet Boston Financial Corp.	$7,129,360
PNC Financial Services Group	$6,833,052
US Bancorp.	$5,722,115
Wachovia Corp.	$5,554,050
Citigroup, Inc.	$5,451,936
Bank of America Corp.	$4,156,193
National City Corp.	$3,690,500
Sun Trust Bank	$3,559,605
BB&T Corp	$2,676,480
Bear Sterns Companies, Inc.	$1,717,302
Key Corp.	$1,086,589

Scudder-Dreman High Return Equity Fund: For the calendar year ended December 31, 2003 the Fund paid $2,181,130 in commissions. For the fiscal year ended November 30, 2002 and November 30, 2001, the Fund paid $4,720,588.78 and $3,673,939.85 in commissions, respectively. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of November 30, 2003
PNC Financial Services Group	$90,966,568
Bank of America Corp.	$73,536,707
Key Corp.	$67,014,195
Fleet Boston Financial Corp.	$61,641,315
US Bancorp.	$52,218,110
Wachovia Corp.	$46,042,800
Bank One Corp.	$32,379,860

Scudder-Dreman Small Cap Fund: For the calendar year ended December 31, 2003 the Fund paid $1,691,655 in commissions. For the fiscal year ended November 30, 2002 and November 30, 2001, the Fund paid $1,679,516.57 and $503,908.69 in commissions, respectively. The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of Name of November 30, 2003
Friedman, Billing, Ramsey Group, Inc.	$5,580,249
BankAtlantic Bancorp., Inc.	$5,169,325
Dime Community Bancshares	$4,221,975
BOK Financial Corp.	$2,586,558
Provident Financial Services, Inc.	$2,377,508

For the calendar year ended December 31, 2003 for Scudder Large Cap Value Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund the brokerage commissions paid were as follows:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commission Paid to Broker for Research Service	Dollar Amount of Transactions Allocated for Research Services
Scudder Large Cap Value Fund	0%	0%	$66,653	$
Scudder-Dreman High Return Equity	0%	0%	$30,069	$
Scudder-Dreman Small Cap Value Fund	0%	0%	$3,765	$

Brokerage — Dreman Value Management, L.L.C.

Under each Subadvisory Agreement between the Advisor and Dreman Value Management, L.L.C. (“DVM”), DVM places all orders for purchases and sales of Scudder-Dreman High Return Equity Fund’s and Scudder-Dreman Small Cap Value Fund’s securities. At times, investment decisions may be made to purchase or sell the same investment securities of the Funds and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Funds will be able to write on a particular security.

The above-mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Funds. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for the Fund in some cases.

DVM, in effecting purchases and sales of securities for the account of each Fund, will implement the Fund’s policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. When it can be done consistently with the policy of obtaining the most favorable net results, DVM may place orders with firms that provide market, statistical and other research information to the Funds or DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM’s overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. The subadvisory fee paid by the Advisor to DVM is not reduced because these research services are received.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows:

	Fiscal Year Ended November 30, 2003	Fiscal Year Ended November 30, 2002
Scudder Large Cap Value Fund	69%	83%
Scudder-Dreman High Return Equity Fund	14%	25%
Scudder-Dreman Small Cap Value Fund	67%	89%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Independent Auditors and Reports to Shareholders

The Financial Statements of each Fund are incorporated by reference in this Statement of Additional Information in reliance on the reports of Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and its Independent Directors.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, SFAC receives no fee for its services to each Fund; however, subject to Board approval, SFAC may seek payment for its services under this agreement in the future.

Pursuant to an agreement between SFAC and SSB, SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The cost and expenses of such delegation are borne by SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

SSB, as custodian, has custody of all securities and cash of each Fund held outside the United States. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

SSB is each Fund’s transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Investor Services Company, an affiliate of the Advisor, (“SISC”) serves as “Shareholder Service Agent” and, as such, performs all of SSB’s duties as transfer agent and dividend paying agent.

Pursuant to a subtransfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

SSB receives as transfer agent, and pays to SISC as follows for all shares (except R shares): an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

Custodians’ fees may be reduced by certain earnings credits in favor of each Fund.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund (including applicable sales charge) next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Scudder Investments Service Company ( “SISC”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of each Fund sold.

In addition to the discounts or commissions described herein and the prospectus, SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1(1)		Compensation Schedule #2(2)		Compensation Schedule #3(2)(3)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $15 million	0.75%	Over $15 million	0.25% -0.50%
Over $5 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount recordkeeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.

(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount recordkeeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. For Class B shares, SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Funds for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*		As a Percentage of Net Asset Value**		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	***	.00	***		****

*	The Offering Price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Funds;

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(k)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the

“Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A Fund’s Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described herein and below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Purchase of Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C shares to Flex Plans. Class B shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B shares or Class C shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan’s eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A shares.

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution/services fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from SDI, principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by SDI.

Purchase of Institutional Class and Class R Shares. Information on how to buy Institutional Class and Class R shares is set forth in the relevant Fund’s prospectuses. The following supplements that information. The minimum initial investment for Institutional Class Shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. These minimum amounts may be changed at any time in management’s discretion. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee and 0.25% shareholder service fee). Employer-sponsored retirement plans include: all Section 401(a) and 457 plans, certain Section 403(b)(7) plans; 401 (k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund’s transfer agent should submit purchase and redemption orders as described in the prospectus. Investors may invest in Class R shares through certain retirement and other plans. Employer-sponsored retirement plans include: all Section 401(a) and 457 plans; certain Section 403(b)(7) plans; 401(k), profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Funds’ transfer agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Funds may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from their account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year’s charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) above for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) above for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund (other than Class A shares of the money funds purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund. A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see “Purchase, Repurchase and Redemption of Shares - Initial Sales Charge Alternative - Class A Shares”) or Class B shares or Class C shares incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B or Class C shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund. Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the sharing being purchased. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds’ shares, the reinvestment in the same Fund may be subject to the “wash sale” rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Scudder-Dreman Small Cap Value Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually and Scudder Large Cap Value Fund and Scudder-Dreman High Return Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December each year. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “ reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in “passive foreign investment companies” could result in fund-level US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a “qualified electing fund.”

A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND DIRECTORS

The following table presents certain information regarding the Directors and Officers of Scudder Large Cap Value Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund as of April 1, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Director and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

Independent Directors

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	82

Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994).	82

James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	82

Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).	82

Shirley D. Peterson (1941) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	82

Fred B. Renwick (1930) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Director and Officers^2

Name, Date of Birth, Position(s) Held with the Corporation and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Richard T. Hale^3 (1945) Chairman and Director, 2002-present, Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons^4 (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^4 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo^4 (1957) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^4 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^5 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^4 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Name, Date of Birth, Position(s) Held with the Corporation and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Kathleen Sullivan D’Eramo^4 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone4 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins4 (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the Funds, managed by the Advisor. For the Officers of the Funds, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.

^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3	Address: One South Street, Baltimore, Maryland

^4	Address: Two International Place, Boston, Massachusetts

^5	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Directors’ Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Corporation’s Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. A majority of the Corporation’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: Each Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held nine meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Directors, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Corporation.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair) and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. The Valuation Committees for the Scudder Large Cap Value Fund and Scudder-Dreman High Return Equity Fund held two meetings during the calendar year 2003. The Valuation Committee for the Scudder-Dreman Small Cap Value Fund held nine meetings during the calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Director receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Directors serve as board members of various other funds advised by the Advisor. The Advisor supervises the Funds’ investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Funds and receives a management fee for its services.

The Board of Directors of the Funds established a deferred compensation plan for the Independent Directors (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Director’s share ownership.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The Independent Directors are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Director from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Director	Compensation from Scudder Large Cap Value Fund	Compensation from Scudder-Dreman High Return Equity Fund	Compensation from Scudder-Dreman Small Cap Value Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from Fund Complex(4) (5)
John W. Ballantine	$2,817	$9,387	$3,919	$0	$218,350
Lewis A. Burnham	$3,030	$8,470	$3,900	$0	$209,620
Donald L. Dunaway(1)	$3,064	$11,694	$4,310	$0	$239,200
James R. Edgar(2)	$2,400	$6,870	$3,240	$0	$175,210
Paul K. Freeman	$2,654	$8,558	$3,683	$0	$194,280
Robert B. Hoffman	$2,541	$7,320	$3,443	$0	$189,160
Shirley D. Peterson(3)	$2,835	$8,886	$3,882	$0	$207,790
Fred B. Renwick	$2,460	$7,080	$3,360	$0	$183,940
John G. Weithers	$2,545	$8,026	$3,462	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Corporation to Mr. Dunaway are $0.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Corporation to Governor Edgar are $38,165.
(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Director.
(4)	For each Director, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Director currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.
(5)	Aggregate compensation reflects amounts paid to the Directors for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Paul Freeman, prior to his service as Independent Director of the Corporation, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Directors of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Director Fund Ownership. Under the Corporation’s Governance Procedures and Guidelines, the Independent Directors have established the expectation that within three years, an Independent Director will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Director’s personal investment needs. Each interested Director is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Director’s share ownership of the Fund and all funds in the fund complex overseen by each Director as of December 31, 2003.

Name of Director	Dollar Range of Securities Owned in Scudder Large Cap Value Fund	Dollar Range of Securities Owned in Scudder-Dreman High Return Equity Fund	Dollar Range of Securities Owned in Scudder-Dreman Small Cap Value Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
John W. Ballantine	$10,001-$50,000	$10,001-$50,000	None	Over $100,000
Lewis A. Burnham	None	None	None	Over $100,000
Donald L. Dunaway*	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
James R. Edgar*	$10,001-$50,000	Over $100,000	$10,001-$50,000	Over $100,000
Paul K. Freeman	Over $100,000	Over $100,000	None	Over $100,000
Richard T. Hale	None	Over $100,000	None	Over $100,000
Robert B. Hoffman	None	None	None	Over $100,000
Shirley D. Peterson	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Fred B. Renwick	$10,001-$50,000	$10,001-$50,000	$0-$10,000	Over $100,000
John G. Weithers	$0-$10,000	$10,001-$50,000	$0-$10,000	Over $100,000

*	The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Corporation’s Deferred Compensation Plan as more fully described above under “Remuneration.”

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
Shirley D. Peterson		None
Fred B. Renwick		None
John G. Weithers		None

Scudder Large Cap Value Fund

As of December 31, 2003, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of March 3, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares (except as noted below):

As of March 3, 2004, 540,098 shares in the aggregate, or 5.71% of the outstanding shares of Scudder Large Cap Value Fund, Class A were held in the name of Scudder Trust Company as Trustee for the benefit of Community Health Systems Inc. 401(k) Plan #062852, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 528,176 shares in the aggregate, or 5.58% of the outstanding shares of Scudder Large Cap Value Fund, Class A were held in the name of Jennifer Ferrari as Trustee for the benefit of ADP 401(k) Daily Valuation Prod A, 4 Becker Farm Road #580, Roseland, NJ 07068-1739 who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 187,074 shares in the aggregate, or 12.47% of the outstanding shares of Scudder Large Cap Value Fund, Class C were held in the name of MLPF&S, for the sole benefit of its customers, Attn: Fund Administration 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 33246-6484, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 227,279 shares in the aggregate, or 48.06% of the outstanding shares of Scudder Large Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. as Custodian for Scudder Pathway Series-Growth Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 172,009 shares in the aggregate, or 36.37% of the outstanding shares of Scudder Large Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. as Custodian for Scudder Pathway Series-Balanced Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 58,701 shares in the aggregate, or 12.41% of the outstanding shares of Scudder Large Cap Value Fund, Class I were held in the name of Dupage Convention & Visit Bureau 401(k), Skip Strittmatter as Trustee for the benefit of Jo Ellen Strittmatter, 8295 Sweetwater Court, Darien, IL 60561-5477, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 8,852 shares in the aggregate, or 40.25% of the outstanding shares of Scudder Large Cap Value Fund, Class R were held in the name of Scudder Trust Company for the benefit of Applied Energy Solutions LLC, 401(k) Plan, Attention Asset Recon Department #063163, P.O. Box 1757, Salem, NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 5,320 shares in the aggregate, or 24.19% of the outstanding shares of Scudder Large Cap Value Fund, Class R were held in the name of S&S Manufacturing, 401(k) Plan, Steven E. Silverman as Trustee for the benefit of Steven E. Silverman, 220 Doe Trail, Morganville, NJ 07751-4408, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 1,401 shares in the aggregate, or 6.37% of the outstanding shares of Scudder Large Cap Value Fund, Class R were held in the name of S&S Manufacturing, 401(k) Plan, Steven E. Silverman, as Trustee for the benefit of Mitchell Silverman, 130 Tillotson Road, Fanwood, NJ 07023-1481, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 1,288 shares in the aggregate, or 5.86% of the outstanding shares of Scudder Large Cap Value Fund, Class R were held in the name of SRW Contractors Supply Inc., 401(k) Plan, James T. Warnat as Trustee for the benefit of Roger W. Raffetto, 18 Thompson Avenue, Hingham, MA 02043-2818, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 1,160 shares in the aggregate, or 5.28% of the outstanding shares of Scudder Large Cap Value Fund, Class R were held in the name of Waterfront Group, 401(k) Plan, Steven Smith as Trustee for the benefit of Steven B. Smith 1578 Noe Street, San Francisco, CA 94131-2330, who may be deemed to be the beneficial owner of certain of these shares.

Scudder-Dreman High Return Equity Fund

As of December 31, 2003, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of March 3, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares (except as noted below):

As of March 3, 2004, 6,108,907 shares in the aggregate, or 6.78% of the outstanding shares of Scudder Dreman- High Return Equity Fund, Class A were held in the name of MLPF&S, for the sole benefit of it customers, Attn: Fund Administration 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 33246-6484, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 1,675,404 shares in the aggregate, or 5.68% of the outstanding shares of Scudder Dreman- High Return Equity Fund, Class B were held in the name of MLPF&S, for the sole benefit of it customers, Attn: Fund Administration 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 33246-6484, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 2,102,733 shares in the aggregate, or 13.13% of the outstanding shares of Scudder Dreman- High Return Equity Fund, Class C were held in the name of MLPF&S, for the sole benefit of it customers, Attn: Fund Administration 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 33246-6484, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 130,494 shares in the aggregate, or 40.21% of the outstanding shares of Scudder Dreman- High Return Equity Fund, Class I were held in the name of State Street Bank & Trust Co. as Custodian for Scudder Pathway Series-Growth Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 107,315 shares in the aggregate, or 33.07% of the outstanding shares of Scudder Dreman- High Return Equity Fund, Class I were held in the name of State Street Bank & Trust Co. as Custodian for Scudder Pathway Series-Balanced Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 35,253 shares in the aggregate, or 10.86% of the outstanding shares of Scudder Dreman- High Return Equity Fund, Class I were held in the name of Dupage Convention & Visit Bureau 401(k) Plan, Skip Strittmatter as Trustee for the benefit of Jo Ellen Strittmatter, 8295 Sweetwater Court, Darien, IL 60561-5477, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 2,588,683 shares in the aggregate, or 93.31% of the outstanding shares of Scudder Dreman- High Return Equity Fund, Institutional Class were held in the name of Scudder Trust Company as Trustee for the benefit of DB Matched Savings Plan, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 1,201 shares in the aggregate, or 14.11% of the outstanding shares of Scudder-Dreman High Return Equity Fund, Class R were held in the name of SRW Contractors Supply Inc., 401(k) Plan, James T. Warnat as Trustee for the benefit of James T. Warnat, 22 Wildwood Drive, Newburyport, MA 01950-4517, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 1,175 shares in the aggregate, or 13.81% of the outstanding shares of Scudder-Dreman High Return Equity Fund, Class R were held in the name of SRW Contractors Supply Inc., 401(k) Plan, James T. Warnat as Trustee for the benefit of Roger W. Raffetto, 18 Thompson Avenue, Hingham, MA 02043-2818, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 636 shares in the aggregate, or 7.47% of the outstanding shares of Scudder-Dreman High Return Equity Fund, Class R were held in the name of Waterfront Group, 401(k) Plan, Steven Smith as Trustee for the benefit of Steven B. Smith 1578 Noe Street, San Francisco, CA 94131-2330, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 494 shares in the aggregate, or 5.80% of the outstanding shares of Scudder-Dreman High Return Equity Fund, Class R were held in the name of Dupage Convention & Visit Bureau 401(k) Plan, Skip Strittmatter as Trustee for the benefit of Jo Ellen Strittmatter, 8295 Sweetwater Court, Darien, IL 60561-5477, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 2,313,832 shares in the aggregate, or 95.85% of the outstanding shares of Scudder-Dreman High Return Equity Fund, Institutional Class were held in the name of Scudder Trust Company as Trustee for the benefit of DB Matched Savings Plan, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

Scudder-Dreman Small Cap Value Fund

As of December 31, 2003, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of March 3, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares (except as noted below):

As of March 3, 2004, 287,583 shares in the aggregate, or 9.57% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class C were held in the name of MLPF&S, for the sole benefit of it customers, Attn: Fund Administration 97HB3, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 36,868 shares in the aggregate, or 47.24% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. as Custodian for Scudder Pathway Series-Growth Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 26,239 shares in the aggregate, or 33.62% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class I were held in the name of State Street Bank & Trust Co. as Custodian for Scudder Pathway Series-Balanced Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 126,173 shares in the aggregate, or 94.83% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Institutional Class were held in the name of Virginia Holdings, LLC, 201 International Circle Suite 200, Hunt Valley, MD 21030-1366, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 733 shares in the aggregate, or 22.74% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class R were held in the name of S&S Manufacturing, 401(k) Plan, Steven E. Silverman as Trustee for the benefit of Douglas Corbet, 83 Washington Avenue, Loenardo, NJ 07773-1225, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 436 shares in the aggregate, or 12.82% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class R were held in the name of Deutsche Investment Management Americas Inc., Attn: Enrique Cuesta, 345 Park Avenue, 26th Floor, New York, NY 10154-0004, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 318 shares in the aggregate, or 9.34% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class R were held in the name of The Interactive Group, 401(k) Plan, Brad Winney, as Trustee for the benefit of Bradley S. Winney, 1515 North Swinton Avenue, Delray Beach, FL 33444-3507, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 247 shares in the aggregate, or 7.26% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class R were held in the name of S&S Manufacturing, 401(k) Plan, Steven E. Silverman as Trustee for the benefit of Michael Buelow, 36 Sandburg Drive. Morganville, NJ 07751-1444, who may be deemed to be the beneficial owner of certain of these shares.

As of March 3, 2004, 211 shares in the aggregate, or 6.20% of the outstanding shares of Scudder-Dreman Small Cap Value Fund, Class R were held in the name of Stursa Family Ltd., 401(k) Plan, Marvin Stursa as Trustee for the benefit of the Stursa Family, 3029 Bennett Point Road, Queenstown, MD 21658-1124, who may be deemed to be the beneficial owner of certain of these shares.

FUND ORGANIZATION

Scudder Large Cap Value Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund are each a series of Scudder Value Series, Inc. (“SVL” or “the Corporation”). SVL was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,500,000,000 shares of $0.01 par value common stock (with 40,000,000 designated for a class of shares not sold herein). In April 1998, SVL changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, SVL changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to Scudder Value Series, Inc. SVL currently is divided into three series: Scudder-Dreman High Return Equity Fund, Scudder Large Cap Value Fund and Scudder-Dreman Small Cap Value Fund. Currently, Class A, Class B, Class C, Class R and Class I shares are offered by each Fund. Institutional Class shares are offered by Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each Fund have considered this and approved the use of a combined SAI for the Funds.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Scudder Large Cap Value Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November 30, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP numbers for each class of Scudder Large Cap Value Fund are:

Class A: 81123U-105

Class B: 81123U-402

Class C: 81123U-501

Class I: 81123U-600

Class R: 81123U-816

Scudder Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of Scudder-Dreman High Return Equity Fund are:

Class A: 81123U-204

Class B: 81123U-709

Class C: 81123U-808

Class I: 81123U-881

Institutional Class: 81123U-882

Class R: 81123U-790

Scudder-Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of Scudder-Dreman Small Cap Value Fund are:

Class A: 81123U-303

Class B: 81123U-873

Class C: 81123U-865

Class I: 81123U-857

Institutional Class: 81123U-824

Class R: 81123U-782

Scudder-Dreman Small Cap Value Fund has a fiscal year ending November 30.

The Funds’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Greater Europe Growth Fund

Scudder Growth & Income Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Emerging Market Growth Fund

Scudder Capital Growth Fund

Scudder Select 500 Fund

Scudder Global Discovery Fund

Scudder International Fund

Scudder Gold & Precious Metals Fund

Scudder Global Fund

Scudder Health Care Fund

Scudder Technology Innovation Fund

Scudder Development Fund

Scudder European Equity Fund

Scudder Flag Investors Equity Partners Fund

The following information supplements or replaces related disclosure in the “Investment Policies and Techniques” section of each fund’s Statement of Additional Information:

Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

The following replaces the non-fundamental investment policy of each fund relating to securities lending:

As a matter of non-fundamental policy, the fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.

April 27, 2004

Supplement to the currently effective Statements of Additional Information of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Contrarian Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Dynamic Growth Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Global Biotechnology Fund

Scudder Global Fund

Scudder Growth Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder Japanese Equity Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder New York Tax-Free Income Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder PreservationPlus Income Fund

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Small Cap Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Tax Advantaged Dividend Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder U.S. Government Securities Fund

The following information supplements the Purchases and Redemptions of Shares section of each of the above-listed funds’ Statements of Additional Information:

Purchase of Class C Shares. As of March 1, 2004, Class C shares of the fund will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

March 1, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder 21st Century Growth Fund

Scudder Balanced Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Development Fund

Scudder Global Bond Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Health Care Fund

Scudder High Income Opportunity Fund

Scudder High-Yield Tax-Free Fund

Scudder Income Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Series

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Term Bond Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Free Money Fund

Scudder Technology Innovation Fund

Scudder US Treasury Money Fund

Scudder Variable Series I

—    Scudder Bond Portfolio

—    Scudder Balanced Portfolio

—    Scudder Growth and Income Portfolio

—    Scudder Capital Growth Portfolio

—    Scudder 21st Century Growth Portfolio

—    Scudder Global Discovery Portfolio

—    Scudder International Portfolio

—    Scudder Health Sciences Portfolio

—    Money Market Portfolio

The following information supplements the “TRUSTEES AND OFFICERS” or “DIRECTORS AND OFFICERS” section of each of the above-referenced fund’s currently effective Statement of Additional Information:

The address for contacting the Independent Trustees/Directors is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address for contacting the Officers is Two International Place, Boston, MA 02110.

March 12, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

—    Government Securities Portfolio

—    Money Market Portfolio

—    Tax-Exempt Portfolio

Cash Equivalent Fund

—    Government Securities Portfolio

—    Money Market Portfolio

—    Tax-Exempt Portfolio

Cash Management Fund Investment

Investors Cash Trust

—    Government Securities Portfolio

—    Treasury Portfolio

Investors Municipal Cash Fund

—    Investors Florida Municipal Cash Fund

—    Investors Michigan Municipal Cash Fund

—    Investors New Jersey Municipal Cash Fund

—    Investors Pennsylvania Municipal Cash Fund

—    Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

—    Cash Management

—    New York Tax Free Money

—    Tax-Free Money

—    Treasury Money

Scudder Advisor Funds III

—    Money Market

Scudder Balanced Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Management Portfolio

Scudder Cash Reserves Fund

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder European Equity Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Institutional Funds

—    Cash Management Fund

—    Cash Reserves Fund

—    Scudder Equity 500 Index Fund

—    Liquid Assets Fund

—    Daily Assets Fund

—    Treasury Money Fund

—    Treasury and Agency Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Funds

—    Scudder Government Money Fund

—    Scudder Money Market Fund

—    Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Index Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Growth Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder Treasury Money Portfolio

Scudder US Bond Index Fund

Scudder US Treasury Money Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

—    Scudder Yieldwise Government Money Fund

—    Scudder Yieldwise Money Fund

—    Scudder Yieldwise Municipal Money Fund

Tax Free Money Fund Investment

Treasury Money Fund Investment

Scudder Investments VIT Funds

—    Scudder EAFE Equity Index Fund

—    Scudder Equity Index 500 Fund

—    Scudder Global Biotechnology Fund

—    Scudder Real Estate Securities Portfolio

—    Scudder Small Cap Index Fund

Scudder Variable Series I

—    Scudder Bond Portfolio

—    Scudder Balanced Portfolio

—    Scudder Growth and Income Portfolio

—    Scudder Capital Growth Portfolio

—    Scudder 21st Century Growth Portfolio

—    Scudder Global Discovery Portfolio

—    Scudder International Portfolio

—    Scudder Health Sciences Portfolio

—    Money Market Portfolio

Scudder Variable Series II

—    Scudder Aggressive Growth Portfolio

—    Scudder Blue Chip Portfolio

—    Scudder Contrarian Value Portfolio

—    SVS Davis Venture Value Portfolio

—    SVS Dreman Financial Services Portfolio

—    SVS Dreman High Return Equity Portfolio

—    SVS Dreman Small Cap Value Portfolio

—    SVS Eagle Focused Large Cap Growth Portfolio

—    SVS Focus Value+Growth Portfolio

—    SVS Index 500 Portfolio

—    SVS Invesco Dynamic Growth Portfolio

—    SVS Janus Growth and Income Portfolio

—    SVS Janus Growth Opportunities Portfolio

—    SVS MFS Strategic Value Portfolio

—    SVS Turner Mid Cap Growth Portfolio

—    SVS Oak Strategic Equity Portfolio

—    Scudder Fixed Income Portfolio

—    Scudder Global Blue Chip Portfolio

—    Scudder Government Securities Portfolio

—    Scudder Growth Portfolio

—    Scudder High Income Portfolio

—    Scudder International Select Equity Portfolio

—    Scudder Money Market Portfolio

—    Scudder Small Cap Growth Portfolio

—    Scudder Strategic Income Portfolio

—    Scudder Technology Growth Portfolio

—    Scudder Total Return Portfolio

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The following information is added to or amends each Fund’s Statement of Additional Information:

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

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As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

February 6, 2004

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INVESTMENT TRUST

Scudder Small Company Stock Fund (Class A, B and C Shares)

SCUDDER SECURITIES TRUST

Scudder Small Company Value Fund (Class A, B and C Shares)

VALUE EQUITY TRUST

Scudder Large Company Value Fund (Class A, B, C and Class I Shares)

Scudder Tax Advantaged Dividend Fund (Class A, B, C and Institutional Class Shares)

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Scudder Small Company Stock Fund, a series of Investment Trust, Scudder Small Company Value Fund, a series of Scudder Securities Trust, Scudder Large Company Value Fund and Scudder Tax Advantaged Dividend Fund each a series of Value Equity Trust (each a “Fund” and collectively the “Funds” and each a “Trust” and collectively the “Trusts”), each dated December 1, 2003 as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders of each Fund, dated July 31, 2003 for Scudder Large Company Value Fund and Scudder Small Company Value Fund and September 30, 2003 for Scudder Small Company Stock Fund accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus for the Funds.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. Non-fundamental policies may be changed by the Trustees of a Trust without requiring prior notice to or approval of shareholders.

As a matter of Non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

3

(b)	enter into either ofreverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	lend portfolio securities in an amount greater than 5% of its total assets; and

(h)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940. (This restriction does not apply to Scudder Tax Advantaged Dividend Fund).

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

To meet federal tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the US Government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Each fund may invest up to 20% of its assets in US Treasury, agency and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes, the Scudder Small Company Stock Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers’ acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the portfolio managers deems such a position advisable in light of economic or market conditions.

For temporary defensive purposes, the Scudder Small Company Value Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Fund may hold without limit cash, high grade debt securities, without equity features, which are rated Aaa, A or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, are deemed by the Advisor to be of equivalent quality, and may invest in U.S. Government securities and money market instruments which are rated in the two highest categories by Moody’s or S&P, or if unrated, are deemed by the Advisor to be of equivalent quality.

4

For temporary defensive purposes, the Scudder Large Company Value Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments (rated in the two highest categories by Moody’s or S&P) and high grade debt securities without equity features (rated Aaa, Aa, or a by Moody’s Investors Services, Inc.). In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.

From time to time, for temporary defensive or emergency purposes, the Scudder Tax Advantaged Dividend Fund may invest a portion of its assets in cash, cash equivalents and other securities which offer comparable levels of risk when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict for how long such alternate strategies may be utilized. The fund may also may invest in repurchase agreements, and may engage in Strategic Transactions (defined below). When a defensive position is deemed advisable, all or a significant portion of the fund’s assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

The Scudder Tax Advantaged Dividend Fund invests in dividend-paying equity securities, other equity securities, fixed income securities and cash. In addition, the Fund may also invest in affiliated investment companies. Currently, the Fund intends to invest only in the following Scudder Funds:

Scudder Fixed Income Fund. The fund seeks a high level of income consistent with the preservation of capital. The Fund invests for current income, not capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities.

Scudder High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund’s investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Under normal circumstances, this fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below).

Scudder US Government Securities Fund. The fund seeks high current income, liquidity and security of principal. The fund normally invests all of its assets in securities issued by the US government, its agencies or instrumentalities. The fund invests principally in US government securities of any maturity, focusing on Ginnie Maes. The fund may invest in other mortgage-backed securities and other US government securities including US Treasuries and other securities issued by the US government, its agencies or instrumentalities.

5

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the funds, but, to the extent employed, could from time to time have a material impact on a fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in each fund’s applicable prospectus.

Advance Refunded Bonds. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds’ volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

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CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible

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securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve a fund’s objective of long-term capital appreciation, a fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. In addition, the Scudder Tax Advantaged Dividend Fund may buy bonds of other credit qualities, described below under “High Yield/High Risk Bonds”.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter

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referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealers (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will not use dollar rolls for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls are treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many

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foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. A fund may purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but

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to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as a fund’s assets increase (and thus have a more limited effect on a fund’s performance).

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to

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ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. (Scudder Tax Advantaged Dividend Fund only) The fund’s investments in foreign securities may be in developed countries or in countries considered by the fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital

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remittances. The fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

In the course of investment in emerging markets, the fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the fund to suffer a loss of value in respect of the securities in the fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s securities in such markets may not be readily available. The fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from the fund’s identification of such condition until the date of the SEC action, the fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the fund’s Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the fund defaults, the fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the fund makes its investments. The fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the fund or to entities in which the fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers

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have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

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MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on no more than five days’ notice. During the existence of a loan, a fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the

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loans will be made only to firms deemed by the Advisor to be in good standing. The value of the securities loaned will not exceed 5% of the value of a fund’s total assets at the time any loan is made.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which the fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition,

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the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the

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Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a fund’s assets and may be viewed as a form of leverage.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is

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incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle

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current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and

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options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

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A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a

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notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

U.S. Government Securities. U.S. Treasury securities, backed by the full faith and credit of the U.S. Government, include a variety of securities which differ in their interest rates, maturities and times of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

U.S. Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Home Loan Mortgage Corporation, the Fannie Mae, the Small Business Administration and the Federal Farm Credit Bank. Obligations of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to the latter group of U.S. Government instrumentalities, as it is not obligated to do so.

Interest rates on U.S. Government obligations which a fund may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting the current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the fund were not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant.

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When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking

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institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees.

Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team

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members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements for Scudder Large Company Value Fund, Scudder Small Company Value Fund and Scudder Small Company Stock Fund, dated, April 5, 2002 for each fund were last approved by the Trustees on August 12, 2003. The current agreement for Scudder Tax Advantaged Dividend Fund, dated August 12, 2003 was last approved by the Trustees on August 12, 2003. Each Agreement will continue in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds’ federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund’s office space and facilities.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

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Scudder Small Company Value Fund pays the Advisor an advisory fee at the annual rate of 0.75% for the first $500 million of average daily net assets and 0.70% of net assets thereafter. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Small Company Stock Fund pays the Advisor an advisory fee at the annual rate of 0.75% for the first $500 million of average daily net assets and 0.70% for the next $500 million of net assets and 0.65% thereafter. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Prior to July 17, 2000 Scudder Small Company Stock Fund was considered an “AARP Fund,” and for investment management services the Fund paid the Advisor a monthly fee consisting of a base fee and an individual fund fee. The base fee was based on average daily net assets of all AARP Funds, as follows:

Program Assets (Billions)	Annual Rate at Each Asset Level
First $2	0.35%
$2–$4	0.33
$4–$6	0.30
$6–$8	0.28
$8–$11	0.26
$11–$14	0.25
Over $14	0.24

All AARP Funds paid a flat individual fund fee monthly based on the average daily net assets of that Fund. The individual Fund fee for AARP Small Company Stock Fund was 0.55%.

Prior to February 6, 2001, Scudder Large Company Value Fund paid the Advisor an advisory fee at an annual rate of 0.600% for the first $1.5 billion of average daily net assets; 0.575% for the next $500 million of net assets; and 0.550% on net assets in excess of $2 billion, payable monthly, provided the Fund made such interim payments as were requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

After February 6, 2001, the Scudder Large Company Value Fund pays the Advisor an advisory fee at the annual rate of 0.600% for the first $1.5 billion of average daily net assets; 0.575% for the next $500 million of net assets; 0.550% for the next $1.0 billion of net assets; 0.525% for the next $1.0 billion of net assets; 0.500% for the next $1.0 billion of net assets; and 0.475% of net assets in excess of $5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Tax Advantaged Dividend Fund pays the Advisor, at the annual rate of 0.75% of the first $250 million of average daily net assets, 0.72% for the next $750 million of average daily net assets, 0.70% for the next $1.5 billion of average daily net assets, 0.68% for the next $2.5 billion of average daily net assets, 0.65% for the next $2.5 billion of average daily net assets, 0.64% for the next $2.5 billion of average daily net assets, 0.63% for the next $2.5 billion of average daily net assets, and 0.62% of average daily net assets in excess of $12.5 billion, computed and accrued daily. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. By contract, the Advisor has agreed to waive its fees or reimburse expenses so that total annual operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) will not exceed 0.95%, 1.77%, 1.76% and 1.05% for Class A, Class B, Class C and Institutional Class shares of the Fund, respectively, through December 31, 2004.

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The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

	Fiscal 2003	Fiscal 2002	Fiscal 2001
Scudder Small Company Stock Fund*	$668,279	$701,048	$633,762
Scudder Small Company Value Fund**	$1,666,161	$1,884,688	$1,235,494
Scudder Large Company Value Fund**	$9,580,640	$12,886,371	$13,837,068
Scudder Tax Advantaged Dividend Fund***	NA	NA	NA

*	Fiscal year end for Scudder Small Company Stock Fund is September 30.
**	Fiscal year end for Scudder Small Company Value Fund and Scudder Large Company Value Fund is July 31.
***	Fiscal year end for Scudder Tax Advantaged Dividend Fund is July 31. The fund commenced operation on August 29, 2003 and therefore, does not have any information to report for the above periods.

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund’s total annual operating expenses at 1.005%, 1.020%, 1.010% and 0.755% for Class A, Class B, Class C and Class I shares, respectively, of Scudder Large Company Value Fund, 1.50%, 1.50% and 1.50% of Class A, Class B and Class C, shares, respectively, of Scudder Small Company Value Fund and 1.50%, 1.50% and 1.50% of Class A,

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Class B and Class C shares, respectively, of Scudder Small Company Stock Fund. These limitations exclude organizational and offering expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

Board Considerations in connection with the Annual Renewal of Investment Agreements for Scudder Large Company Value Fund, Scudder Small Company Value Fund, Scudder Small Company Stock Fund and Scudder Tax Advantaged Dividend Fund

The Trustees approved the continuation of the Fund’s current investment management agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor’s profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor’s recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG’s recent acquisition of the Advisor.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders,

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research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From July 31, 2000 until September 30, 2003 for Scudder Large Company Value Fund, Scudder Small Company Value Fund and Scudder Small Company Stock Fund, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.475% for Class A, 0.525% for Class B and 0.500% for Class C of the average daily net assets of the applicable class for Scudder Small Company Stock Fund; 0.475% for Class A, 0.525% for Class B and 0.500% for Class C of the average daily net assets of the applicable class for Scudder Small Company Value Fund; and 0.325% for Class A, 0.375% for Class B, 0.350% for Class C and 0.10% for Class I of the average daily net assets of the applicable class for Scudder Large Company Value Fund. One effect of this arrangement is to make each Fund’s future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets. Scudder Tax Advantaged Dividend Fund did not commence operations until August 29, 2003 and therefore did not operate under this agreement and has no information to report for the time period.

Administrative Fees paid by each Fund are set forth below:

For Scudder Small Company Stock Fund, for the year ended September 30, 2003, the Administrative Fees charged to Class A, Class B and Class C were as follows:

Year	Class A	Class B	Class C	Unpaid at Year End Class A	Unpaid at Year End Class B	Unpaid at Year End Class C
2003	$11,292	$6,881	$1,980	$1,802	$873	$380
2002	$3,553	$2,343	$481	$550	$427	$70
2001	$4	$5	$10	$3	$4	$0

For Scudder Small Company Value Fund for the year ended July 31, 2003, the Administrative Fees charged to Class A, Class B and Class C were as follows:

Year	Class A	Class B	Class C	Unpaid at Year End Class A	Unpaid at Year End Class B	Unpaid at Year End Class C
2003	$11,101	$8,986	$2,457	$1,320	$922	$266
2002	$1,988	$1,676	$427	$770	$547	$167
2001	NA	NA	NA	NA	NA	NA

For Scudder Large Company Value Fund for the year ended July 31, 2003, the Administrative Fees charged to Class A, Class B, Class C and Class I were as follows:

Year	Class A	Class B	Class C	Class I	Unpaid at Year End Class A	Unpaid at Year End Class B	Unpaid at Year End Class C	Unpaid at Year End Class I
2003	$278,139	$95,457	$35,931	$27,864	$28,163	$9,037	$3,656	$1,632
2002	$303,979	$123,648	$39,514	$26,807	$23,762	$9,329	$3,127	$1,888
2001	$32,558	$14,223	$4,239	$3,217	$27,131	$11,744	$3,504	$359

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

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FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to an Underwriting and “Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Institutional Class and Class I shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreement for each fund, dated April 5, 2002 was last approved by the Trustees on August 12, 2003. The Distribution Agreement will remain in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees/Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering

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routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

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Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25%(calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

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	Compensation to Underwriter and Firms for Fiscal Year Ended 2003
	12b-1 Fees Paid to SDI	Compensation Retained by SDI	Contingent Deferred Sales Charge Paid to SDI	Compensation Paid by SDI to Firms
Scudder Large Company Value Fund
Class A	$153,070	$0	$1,962	$158,304
Class B	$235,287	$182,954	$63,177	$52,333
Class C	$92,386	$25,088	$634	$67,298

Scudder Small Company Value Fund
Class A	$4,746	$0	$0	$5,598
Class B	$16,648	$0	$3,575	$16,776
Class C	$4,870	$1,287	$211	$3,583

Scudder Small Company Stock Fund
Class A	$4,672	$0	$0	$5,601
Class B	$12,759	$0	$2,239	$16,540
Class C	$3,837	$1,224	$97	$2,613

	Other Distribution Expenses Paid by Underwriter for Fiscal Year Ended 2003
	Advertising and Literature	Prospectus Printing	Marketing and Sales Expenses	Misc. Operating Expenses	Interest Expenses
Scudder Large Company Value Fund
Class A	NA	NA	NA	NA	NA
Class B	$16,650	$848	$6,206	$924	$105,851
Class C	$16,191	$824	$6,014	$907	$0

Scudder Small Company Value Fund
Class A	NA	NA	NA	NA	NA
Class B	$3,482	$200	$1,098	$262	$967
Class C	$2,769	$158	$881	$228	$0

Scudder Small Company Stock Fund
Class B	$1,905	$79	$703	$81	$1,417
Class C	$1,770	$72	$656	$68	$0

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The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year		Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder Large
Company Value Fund	2003		$47,000	$37,000	$2,000	$8,000
	2002		$74,000	$59,000	$0	$15,000
	2001	*	$11,000	$9,000	$0	$2,000

Scudder Small	2003		$6,000	$4,000	$1,000	$1,000
Company Value Fund	2002	**	$6,000	$4,000	$0	$2,000

Scudder Small	2003		$5,000	$4,000	$0	$1,000
Company Stock Fund	2002		$9,000	$7,000	$0	$2,000
	2001	*	$0	$0	$0	$0

*	For the period June 25, 2001 (commencement of sale of shares) to July 31, 2001.
**	For the period December 3, 2001 (commencement of sale of Class A shares) to July 31, 2002.

Scudder Tax Advantaged Dividend Fund Commenced operations on August 29, 2003 and therefore does not have any financial information to report for the above periods.

Certain trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

Portfolio Transactions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

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When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

Scudder Large Company Value Fund: For the fiscal years ended July 31, 2001, July 31, 2002 and July 31, 2003, the Fund paid aggregate brokerage commissions of $4,351,638, $3,821,872 and $3,276,916. The Fund is required to identify any securities or its “regular broker of dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

Scudder Small Company Value Fund: For the fiscal years ended July 31, 2001, July 31, 2002, and July 31, 2003, the Fund paid aggregate brokerage commissions of $256,916, $786,147 and $903,794. The Fund is required to identify any securities or its “regular broker of dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

Scudder Small Company Stock Fund: For the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003, the Fund paid aggregate brokerage commissions of $72,496, $238,077 and $315,385, respectively. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2003, the Fund did not hold any securities of its regular brokers or dealers.

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For the fiscal year ending July 31, 2003 (September 30, 2003 for Scudder Small Company Stock Fund):

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Large Company Value Fund	0%	0%	$2,799,652	$2,636,178,816
Scudder Small Company Value Fund	0%	0%	$903,794	$782,257,627
Scudder Small Company Stock Fund	0%	0%	$315,385	$308,227,258

Scudder Tax Advantaged Dividend Fund commenced operation on August 29, 2003 and therefore has no information to report for the above mentioned periods.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods for each Fund are as follows:

Fund	2003	2002
Scudder Large Company Value Fund	93%	52%
Scudder Small Company Value Fund	168%	157%
Scudder Small Company Stock Fund	164%	146%

Scudder Tax Advantaged Dividend Fund commenced operation on August 29, 2003 and therefore does not have any information to report for the above listed periods.

Independent Accountants and Reports to Shareholders

The financial highlights of each Fund (except for Scudder Tax Advantaged Dividend Fund which commenced operation on August 29, 2003 and does not have a full year of financial information as of the date of the prospectus and this Statement of Additional Information) included in the Funds’ prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

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Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Funds and their Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.075% of such assets in excess of $150 million and less than $1 billion and 0.045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the fund(s). From July 31, 2000 through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, (the “Custodian”) 225 Franklin Street, Boston, MA 02110 serves as the Custodian to the Funds. The Custodian’s fee may be reduced by certain earnings credits in favor of each Fund. Custodian fees of $214, $64 and $0 were not imposed on Scudder Large Company Value, Scudder Small Company Value Fund and Scudder Small Company Stock Fund, respectively, after these credits were applied for the fiscal year ended July 31, July 31 and September 30, 2003 respectively.

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund’s transfer agent, dividend-paying agent and shareholder service agent for the Fund’s Class A, B, C and Institutional Class shares. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges and annual fees associated with the contingent deferred sales charge (Class B and Class C shares only).

Pursuant to a sub-transfer agency agreement between Service Corporation and DST Systems, Inc. (“DST”), SISC had delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by a Fund.

From July 31, 2000 through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement. Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

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A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a fund’s transfer agent, (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent

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upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

Compensation Schedule #1 (1)		Compensation Schedule #2 (2)		Compensation Schedule #3 (2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $15 million	0.75%	Over $15 million	0.25%
Over $5 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.

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(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*		As a Percentage of Net Asset Value**		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	***	.00	***	*	***

*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by SDI as discussed below.

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Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Funds;

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of a fund;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a fund, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of a fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;

(k)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of a fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

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(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A fund’s Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

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Class C Purchases. As of February 1, 2003, Class C shares are offered at net asset value with an up-front sales charge of 1.00%. Class C shares are also subject to a contingent deferred sales charge and a Rule 12b-1 distribution fee.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

•	Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

•	Exchanges as of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

•	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

•	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

•	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan’s eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated

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banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from Scudder Distributors, Inc. (“SDI”), principal underwriter for each Fund, and, in the case of category (4) above, selected dealers authorized by SDI.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in the relevant Fund’s prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management’s discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with a fund’s transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares

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of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration.

Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a fund for up to seven days if a fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the funds’ Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

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The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year’s charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under a fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

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(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund’s prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on a fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

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Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund (except Scudder Tax Advantaged Dividend Fund which will distribute on a quarterly basis in addition to the times listed below) intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of a fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “.Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of a fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a fund distributing the dividends. A fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

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If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	A fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	A fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which a fund controls and which are engaged in the same, similar, or related trades or businesses.

(c)	A fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates

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(without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to a fund during the prior calendar year. Although a fund’s distribution policies should enable it to avoid excise tax liability, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

Taxation of Fund distributions. Distributions from a fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in a fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to a fund’s shares.

Only qualified dividend income received by a fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of a fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in each fund’s annual and semi-annual reports to shareholders.

All distributions by a fund result in a reduction in the net asset value of a fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. Dividends from domestic corporations may comprise a substantial part of a fund’s gross income. If any such dividends constitute a portion of a fund’s gross income, a portion of the income distributions of a fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by a fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject a fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a fund may elect to avoid the imposition of that tax. For example, a fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case a fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of a fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

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Tax effects of certain transactions. A fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) a fund invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. A fund may invest in REITs that hold residual interests in REMICs.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a fund may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund’s shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net

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asset value per share is determined separately for each class of shares by dividing the value of the total assets of a fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Board’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a fund’s Board and overseen primarily by the Board’s Pricing Committee.

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OFFICERS AND TRUSTEES

The following table presents certain information regarding the Independent Trustees of each Trust as of December 1, 2003. Each Trustee’s age as of December 1, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director/Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of each Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Age, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (57) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48

Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investments Companies (trade association)	48

Louis E. Levy (71) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KMPG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48

Jean Gleason Stromberg (60) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

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Name, Age, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean C. Tempel (60) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee

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Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustee and Officers

Name, Age, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale^1, ^2 (58) Chairman and Trustee, 2002-present, Chief Executive Officer, 2003-present

Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)

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Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

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Name, Age, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Daniel O. Hirsch^3 (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a

Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^4 (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson (41)	Managing Director, Deutsche Asset Management	n/a
Assistant Secretary, 1997-present

Kathleen Sullivan D’Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the funds, managed by the Advisor. For the Officers of each fund, length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
^2	Mr. Hale is considered an “interested person” of the Funds because of his affiliation with the Funds’ Advisor. Interested persons receive no compensation from the Funds.
^3	Address: One South Street, Baltimore, Maryland
^4	Address: 345 Park Avenue, New York, New York

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Trustee’s and Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of each Fund’s shareholders and to provide oversight of the management of each Fund. Currently, seven of the Board’s members are Independent Trustees; that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Trustees conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by each Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of each Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. Each Fund’s board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to each Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. For the purposes of the Sarbanes-Oxley Act, the Audit Committee has at least one member who is a financial expert. The Trust’s Audit Committee held three meetings during each Fund’s last calendar year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Trust’s Committee on Independent Trustees held eleven meetings during each Fund’s last calendar year.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of each Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Jean C. Tempel. The Trust’s Valuation Committee held seven meetings during each Fund’s last calendar year.

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Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to the Board on matters relating to the quality, type and level of services provided to fund shareholders and the quality of type of distribution-related services provided to the funds. The members of the Shareholder Servicing Committee are Keith R. Fox (Co-Chair), Jean C. Tempel (Co-Chair), Henry P. Becton, Jr., Dawn-Marie Driscoll, Louis E. Levy, Jean Gleason Stromberg, and Carl W. Vogt. The Trust’s Shareholder Servicing Committee held four meetings during each Fund’s last fiscal year.

•	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the secretary of each Fund.

Remuneration. Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to benefit from fees paid by each Fund. The following table shows compensation received by each Trustee from a fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

Name of Trustee	Compensation from Scudder Large Company Value Fund	Compensation from Scudder Small Company Value Fund	Compensation from Scudder Small Company Stock Fund	Compensation from Scudder Tax Advantaged Dividend Fund(7)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees(6)
Henry P. Becton, Jr.	$8,635	$1,467	$905	$0	$0	$170,000
Dawn-Marie Driscoll(1)	$9,229	$1,536	$932	$0	$0	$180,000
Edgar R. Fiedler(5)	$8,638	$1,467	$905	$0	$0	$176,397
Keith R. Fox	$8,620	$1,465	$904	$0	$0	$170,000
Louis E. Levy(2)(4)*	$6,841	$1,148	$694	$0	$0	$151,346
Jean Gleason Stromberg	$8,457	$1,441	$895	$0	$0	$165,000
Jean C. Tempel	$8,417	$1,418	$874	$0	$0	$164,000
Carl W. Vogt(3)*	$7,091	$1,168	$703	$0	$0	$153,846

*	Newly elected Trustees, effective April 8, 2002.

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(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	Includes deferred fees in the amount of $34,499.
(3)	Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(4)	For each Trustees, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.
(5)	Total compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund, Inc. These amounts were borne by the Advisor.
(6)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor. (7) Scudder Tax Advantaged Dividend Fund commenced operations on August 29, 2003 and therefore has no information to report for the above listed period.

Trustee Fund Ownership

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2002.

Name of Trustees	Dollar Range of Securities Owned in Scudder Large Company Value Fund	Dollar Range of Securities Owned in Scudder Small Company Value Fund	Dollar Range of Securities Owned in Scudder Small Company Stock Fund	Dollar Range of Securities Owned in Scudder Tax Advantaged Dividend Fund*	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by the Trustees
Henry P. Becton, Jr.	$1-10,000	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000
Dawn-Marie	None	$1 - $10,000	$1 - $10,000	None
Driscoll					Over $100,000
Keith Fox	$1-10,000	None	None	None	Over $100,000
Louis E. Levy	None	None	None	None	Over $100,000
Richard T. Hale	None	None	None	None	Over $100,000
Jean Gleason Stromberg	$10,001 - $50,000	None	None	None	Over $100,000
Jean C. Tempel	None	None	None	None	Over $100,000
Carl W. Vogt	None	None	None	None	Over $100,000

*	The Scudder Tax Advantaged Dividend Fund commenced operations on August 29, 2003 and therefore was not an available investment choice as of December 31, 2002.

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Ownership in Securities of the Advisors and Related Companies

As reported to each fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of each Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Trustees	Owner and Relationship to Trustees	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith Fox		None
Louis E. Levy		None
Richard T. Hale		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

Securities Beneficially Owned

As of November 3, 2003, all Trustees and Officers of the funds as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Fund.

To the best of each fund’s knowledge, as of November 3, 2003, no person owned beneficially more than 5% of each class of each Fund’s outstanding shares (except as noted below).

As of November 3, 2003, 603,725 shares in the aggregate, or 15.52% of the outstanding shares of Scudder Large Company Value Fund, Class A were held in the name of Morton Buildings Inc., ESOP/401K Plan #062948 ATTN: Asset Recon P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 45,614 shares in the aggregate, or 10.63% of the outstanding shares of Scudder Large Company Value Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Scudder Pathway Series, Conservative Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 276,256 shares in the aggregate, or 64.38% of the outstanding shares of Scudder Large Company Value Fund, Class I were held in the name of State Street Bank and Trust Company, Custodian for Scudder Pathway Series, Growth Portfolio, 1 Heritage Drive #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 8,852 shares in the aggregate, or 5.19% of the outstanding shares of Scudder Small Company Value Fund, Class A were held in the name of Scudder Trust Company, FBO Jackson Iron & Metal Company, Profit Sharing Plan #062261, ATTN: Account Reconciliation Department, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 10,432 shares in the aggregate, or 6.11% of the outstanding shares of Scudder Small Company Value Fund, Class A were held in the name of Deutsche Bank Trust Company Americas, FBO 2576932424, Church Street Station, P.O. Box 9005, New York, NY 10256-0006 who may be deemed to be the beneficial owner of certain of these shares.

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As of November 3, 2003, 2,416 shares in the aggregate, or 6.11% of the outstanding shares of Scudder Small Company Value Fund, Class C were held in the name of PTC Cust IRA FBO Patricia A. Strand A/C 6211-8338, 9785 Towne center Drive, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 2,598 shares in the aggregate, or 6.57% of the outstanding shares of Scudder Small Company Value Fund, Class C were held in the name of Elizabeth R. Smith C/O Jane Stacy, 1101 dealers Lane, New Orleans, LA 70123-2203 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 2,336 shares in the aggregate, or 5.91% of the outstanding shares of Scudder Small Company Value Fund, Class C were held in the name of Scudder Trust Company Cust IRA R/O Dominic J. Rondo 1714 Cannongate Road, Forest Hill, MD 21050-2203 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 5,196 shares in the aggregate, or 5.31% of the outstanding shares of Scudder Small Company Stock Fund, Class B were held in the name of MLPF&S For the sole benefits of its customers, ATTN: Fund Administration 97D93, 4800 Deer Lake Drive East 2nd Floor, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 4,931 shares in the aggregate, or 5.04% of the outstanding shares of Scudder Small Company Stock Fund, Class B were held in the name of USBankCorp Piper Jaffray A/C 8079-0731, 800 Nicollet Mall, Minneapolis, MN 55402-7000 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 2,440 shares in the aggregate, or 5.29% of the outstanding shares of Scudder Small Company Stock Fund, Class C were held in the name of Sterling Trust Company FBO Marvin J St. Pe IRA, P.O. Box 2518 Waco, TX 76702-2518 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 2,731 shares in the aggregate, or 5.93% of the outstanding shares of Scudder Small Company Stock Fund, Class C were held in the name of McDonald Investments, Inc. FBO 65369320 4900 Tiedeman Road, Brooklyn, OH 44144-2338 who may be deemed to be the beneficial owner of certain of these shares.

FUND ORGANIZATION

Organizational Description

Scudder Small Company Stock Fund is a series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective March 6, 1991, from Scudder Growth and Income Fund, and on June 10, 1998 from Scudder Investment Trust. The Fund changed its name from AARP Small Company Stock Fund on July 17, 2000 and was formerly a series of AARP Growth Trust. Investment Trust is currently divided into five series: Scudder Capital Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Small Company Stock Fund and Scudder S&P 500 Index Fund. The Fund is currently divided into five classes of shares: Class A, Class B, Class C, Class AARP and Class S shares.

Scudder Small Company Value Fund is a series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust’s predecessor was organized as a Delaware corporation in 1970. The Trust is currently divided into five series: Scudder Development Fund, Scudder Health Care Fund, Scudder Small Company Value Fund, Scudder Technology Innovation Fund and Scudder 21st Century Growth Fund. The Fund is currently divided into four classes of shares: Class A, Class B, Class C and Class S.

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Scudder Large Company Value Fund is a series of Value Equity Trust, formerly Scudder Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust’s predecessor was organized in 1966 as a Delaware corporation under the name “Scudder Duo-Vest Inc.” as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to “Scudder Capital Growth Fund, Inc.” (“SCGF, Inc.”). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund’s form of organization was changed to a Massachusetts business trust upon approval of the shareholders. The Trust is currently divided into three series: Scudder Large Company Value Fund, Scudder Select 500 Fund and Scudder Tax Advantaged Dividend Fund. The Fund is currently divided into six classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class I.

Scudder Tax Advantaged Dividend Fund is a series of Value Equity Trust, formerly Scudder Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust’s predecessor was organized in 1966 as a Delaware corporation under the name “Scudder Duo-Vest Inc.” as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to “Scudder Capital Growth Fund, Inc.” (“SCGF, Inc.”). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund’s form of organization was changed to a Massachusetts business trust upon approval of the shareholders. The Trust is currently divided into three series: Scudder Large Company Value Fund, Scudder Select 500 Fund and Scudder Tax Advantaged Dividend Fund. The Fund is currently divided into four classes of shares: Class A, Class B, Class C and Institutional Class.

Each Trust’s authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. Each Fund’s activities are supervised by each Trust’s Board of Trustees. Each Trust has adopted a plan pursuant to Rule 18f-3 (the “Plan”) under the 1940 Act to permit the Trust to establish a multiple class distribution system.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same Class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or Class by notice to the shareholders without shareholder approval.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for each Fund provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of

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judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

Proxy Voting Guidelines

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment Advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of Scudder Large Company Value Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

The financial statements, including the investment portfolio of Scudder Small Company Value Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

The financial statements, including the investment portfolio of Scudder Small Company Stock Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report

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to the Shareholders of the Fund dated September 30, 2002, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Tax Advantaged Dividend Fund commenced operations on August 29, 2003 and therefore has no financial information to report for the above mentioned periods.

ADDITIONAL INFORMATION

The CUSIP number of Scudder Large Company Value Fund — Class A is 920390-861.

The CUSIP number of Scudder Large Company Value Fund — Class B is 920390-853.

The CUSIP number of Scudder Large Company Value Fund — Class C is 920390-846.

The CUSIP number of Scudder Large Company Value Fund — Class I is 920390-383.

Scudder Large Company Value Fund has a fiscal year end of July 31.

The CUSIP number of Scudder Small Company Value Fund — Class A is 811196-724.

The CUSIP number of Scudder Small Company Value Fund — Class B is 811196-716.

The CUSIP number of Scudder Small Company Value Fund — Class C is 811196-690.

Scudder Small Company Value Fund has a fiscal year end of July 31.

The CUSIP number of Scudder Small Company Stock Fund — Class A is 460965-585.

The CUSIP number of Scudder Small Company Stock Fund — Class B is 460965-577.

The CUSIP number of Scudder Small Company Stock Fund — Class C is 460965-569.

Scudder Small Company Stock Fund has a fiscal year end of September 30.

The CUSIP number of Scudder Tax Advantaged Dividend Fund — Class A is 920390 754 .

The CUSIP number of Scudder Tax Advantaged Dividend Fund — Class B is 920390 747.

The CUSIP number of Scudder Tax Advantaged Dividend Fund — Class C is 920390 739.

The CUSIP number of Scudder Tax Advantaged Dividend Fund — Institutional Class is 920390 721.

The Fund has a fiscal year end of July 31.

This Statement of Additional Information contains the information of Scudder Large Company Value Fund, Scudder Small Company Value Fund, Scudder Small Company Stock Fund and Scudder Tax Advantaged Dividend Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

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The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX

The following is a description of (a) the ratings given by S&P and Moody’s to corporate bonds, (b) Fitch long-term and short-term debt ratings, (c) S&P and Moody’s commercial paper rating and (d) Moody’s and S&P Municipal note ratings.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper

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medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

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“DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated

“DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

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S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

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INVESTMENT TRUST

Scudder Small Company Stock Fund (Class AARP and Class S Shares)

SCUDDER SECURITIES TRUST

Scudder Small Company Value Fund (Class S Shares)

VALUE EQUITY TRUST

Scudder Large Company Value Fund (Class AARP and Class S Shares)

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Scudder Small Company Stock Fund, a series of Investment Trust, Scudder Small Company Value Fund, a series of Scudder Securities Trust and Scudder Large Company Value Fund, a series of Value Equity Trust (each a “Fund” and collectively the “Funds” and each a “Trust” and collectively the “Trusts”), each dated December 1, 2003 as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103, 1-800-SCUDDER or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports to Shareholders of each Fund, dated July 31, 2003 for Scudder Small Company Value Fund and Scudder Large Company Value Fund and September 30, 2003 for Scudder Small Company Stock Fund accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus for the Funds.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Trustees based upon current circumstances. Non-fundamental policies may be changed by the Trustees of a Trust without requiring prior notice to or approval of shareholders.

As a matter of Non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	lend portfolio securities in an amount greater than 5% of its total assets; and

(h)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

To meet federal tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the US Government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Each fund may invest up to 20% of its assets in US Treasury, agency and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes, the Scudder Small Company Stock Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers’ acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the portfolio managers deems such a position advisable in light of economic or market conditions.

For temporary defensive purposes, the Scudder Small Company Value Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Fund may hold without limit cash, high grade debt securities, without equity features, which are rated Aaa, A or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, are deemed by the Advisor to be of equivalent quality, and may invest in U.S. Government securities and money market instruments which are rated in the two highest categories by Moody’s or S&P, or if unrated, are deemed by the Advisor to be of equivalent quality.

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For temporary defensive purposes, the Scudder Large Company Value Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments (rated in the two highest categories by Moody’s or S&P) and high grade debt securities without equity features (rated Aaa, Aa, or a by Moody’s Investors Services, Inc.). In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the funds, but, to the extent employed, could from time to time have a material impact on a fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in each fund`s applicable prospectus.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds’ volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the

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business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve a fund’s objective of long-term capital appreciation, a fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset

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backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealers (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will not use dollar rolls for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls are treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the

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dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. A fund may purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets.

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Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher

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trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as a fund’s assets increase (and thus have a more limited effect on a fund’s performance).

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, the funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

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DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

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Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

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Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of

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a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration

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management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or

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the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls

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below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods

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of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees.

Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and

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statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The current Agreements, dated April 5, 2002, for each fund were last approved by the Trustees on August 12, 2003. Each Agreement will continue in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

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Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds’ federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund’s office space and facilities.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Scudder Small Company Value Fund pays the Advisor an advisory fee at the annual rate of 0.75% for the first $500 million of average daily net assets and 0.70% of net assets thereafter. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Small Company Stock Fund pays the Advisor an advisory fee at the annual rate of 0.75% for the first $500 million of average daily net assets and 0.70% for the next $500 million of net assets and 0.65% thereafter. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Prior to July 17, 2000 Scudder Small Company Stock Fund was considered an “AARP Fund,” and for investment management services the Fund paid the Advisor a monthly fee consisting of a base fee and an individual fund fee. The base fee was based on average daily net assets of all AARP Funds, as follows:

Program Assets (Billions)	Annual Rate at Each Asset Level
First $2	0.35%
$2-$4	0.33
$4-$6	0.30
$6-$8	0.28
$8-$11	0.26
$11-$14	0.25
Over $14	0.24

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All AARP Funds paid a flat individual fund fee monthly based on the average daily net assets of that Fund. The individual Fund fee for AARP Small Company Stock Fund was 0.55%.

Prior to February 6, 2001, Scudder Large Company Value Fund paid the Advisor an advisory fee at an annual rate equal to 0.600% for the first $1.5 billion of average daily net assets; 0.575% for the next $500 million of net assets; and 0.550% for net assets in excess of $2 billion, payable monthly, provided the Fund made such interim payments as were requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

After February 6, 2001, the Scudder Large Company Value Fund pays the Advisor an advisory fee equal to an annual rate of 0.600% for the first $1.5 billion of average daily net assets, 0.575% for the next $500 million of net assets, 0.550% for the next $1.0 billion of net assets, 0.525% for the next $1.0 billion of net assets, 0.500% for the next $1.0 billion of net assets, and 0.475% for such net assets in excess of $5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

	Fiscal 2003	Fiscal 2002	Fiscal 2001
Scudder Small Company Stock Fund*	$668,279	$701,048	$633,762
Scudder Small Company Value Fund**	$1,666,161	$1,884,688	$1,235,494
Scudder Large Company Value Fund**	$9,580,640	$12,886,371	$13,837,068

*	Fiscal year end for Scudder Small Company Stock Fund is September 30.
**	Fiscal year end for Scudder Small Company Value Fund and Scudder Large Company Value Fund is July 31.

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates,

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except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund’s total annual operating expenses at 0.995% and 0.995% for Class S and Class AARP shares, respectively, of Scudder Large Company Value Fund, 1.50% of Class S shares of Scudder Small Company Value Fund and 1.50% and 1.50% of Class S and Class AARP shares, respectively, of Scudder Small Company Stock Fund. These limitations exclude organizational and offering expenses, taxes, brokerage, interest expense, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

Board Considerations in connection with the Annual Renewal of Investment Agreements for Scudder Large Company Value Fund, Scudder Small Company Value Fund and Scudder Small Company Stock Fund

The Trustees approved the continuation of the Fund’s current investment management agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor’s profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor’s recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG’s recent acquisition of the Advisor.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM)

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Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From July 31, 2000 until September 30, 2003 for Scudder Large Company Value Fund, Scudder Small Company Value Fund and Scudder Small Company Stock Fund, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.45% for Class S and Class AARP of the average daily net assets of the applicable class for Scudder Small Company Stock Fund; 0.45% for Class S of the average daily net assets for Scudder Small Company Value Fund; and 0.30% for Class S and Class AARP of the average daily net assets of the applicable class for Scudder Large Company Value Fund. One effect of this arrangement is to make each Fund’s future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.

Administrative Fees paid by each Fund are set forth below:

For Scudder Small Company Stock Fund, for the year ended September 30, 2002, the Administrative Fees charged to Class AARP and Class S were as follows:

Year	Class AARP	Class S	Unpaid at Year End Class AARP	Unpaid at Year End Class S
2003	$182,713	$198,512	$18,899	$21,024
2002	$191,253	$223,562	$21,121	$24,382
2001	$174,375	205,866	$20,260	$24,698

For Scudder Small Company Value Fund for the year ended July 31, 2003, the Administrative Fees charged to Class S were as follows:

Year	Class S	Unpaid at Year End Class S
2003	$979,271	$88,944
2002	$1,127,113	$101,637
2001	$767,725	$80,881

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For Scudder Large Company Value Fund for the year ended July 31, 2003, the Administrative Fees charged to Class AARP Class S were as follows:

Year	Class AARP	Class S	Unpaid at Year End Class AARP	Unpaid at Year End Class S
2003	$57,045	$5,184,593	$5,723	$486,282
2002	$57,591	$6,003,284	$4,354	$399,041
2001	$18,161	$5,819,761	$3,565	$599,358

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

FUND SERVICE PROVIDERS

Underwriter

The Trust, on behalf of the Funds has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust’s underwriting agreement dated September 30, 2002 will remain in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Fund. The underwriting agreement of each Fund was last approved by the Trustees on August 12, 2003.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Note: Although Class AARP and Class S of each Fund do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, a Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting

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agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Portfolio Transactions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

Scudder Large Company Value Fund: For the fiscal years ended July 31, 2001, July 31, 2002 and July 31, 2003, the Fund paid aggregate brokerage commissions of $4,351,638, $3,821,872 and $3,276,916. The Fund is required to

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identify any securities or its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

Scudder Small Company Value Fund: For the fiscal years ended July 31, 2001, July 31, 2002, and July 31, 2003, the Fund paid aggregate brokerage commissions of $256,916, $786,147 and $903,794. The Fund is required to identify any securities or its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

Scudder Small Company Stock Fund: For the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003, the Fund paid aggregate brokerage commissions of $72,496, $238,077 and $315,385, respectively.

For the fiscal year ending July 31, 2003 (September 30, 2003 for Scudder Small Company Stock Fund):

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Large Company Value Fund	0%	0%	$2,799,652	$2,636,178,816

Scudder Small Company Value Fund	0%	0%	$903,794	$782,257,627

Scudder Small Company Stock Fund	0%	0%	$315,385	$308,227,258

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods for each Fund are as follows:

Fund	2003	2002
Scudder Large Company Value Fund	93%	52%
Scudder Small Company Value Fund	168%	157%
Scudder Small Company Stock Fund	164%	146%

Independent Accountants and Reports to Shareholders

The financial highlights of each Fund included in the Funds’ prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent

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accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Funds and their Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.075% of such assets in excess of $150 million and less than $1 billion and 0.045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the fund(s). From July 31, 2000 through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, (the “Custodian”) 225 Franklin Street, Boston, MA 02110 serves as the Custodian to the Funds. The Custodian’s fee may be reduced by certain earnings credits in favor of each Fund. Custodian fees of $214, $64 and $0 were not imposed on Scudder Large Company Value, Scudder Small Company Value Fund and Scudder Small Company Stock Fund, respectively, after these credits were applied for the fiscal year ended July 31, July 31 and September 30, 2003 respectively.

Scudder Service Corporation (“Service Corporation” or “Shareholder Service Agent”), P.O. Box 2291, Boston, MA 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund. Each Fund pays Service Corporation an annual fee of $26.00 for each regular account for a shareholder and $29.00 for each retirement account maintained for a participant. Pursuant to a services agreement with SSC, Scudder Investments Service Company (SISC), an affiliate of the Advisor, may perform, from time to time, certain transaction and shareholder servicing functions.

Pursuant to a sub-transfer agency agreement between Service Corporation and DST Systems, Inc. (“DST”), SISC had delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by a Fund.

From July 31, 2000 through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement. Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to Scudder Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 for such accounts. Prior to the implementation of the Administrative Agreement, each Fund paid Scudder Trust Company an annual fee per shareholder account.

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PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a fund’s transfer agent, (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a fund or its agents reasonably believe,

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based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

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2.	Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.	Any retirement, employee stock, bonus pension or profit-sharing plans.

4.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8.	Registered investment advisors (“RIAs”) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9.	Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program’s asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10.	Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program’s asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of each fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the

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shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) Each fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to a Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Each fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

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Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a fund for up to seven days if a fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund’s prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on a fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

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Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of a fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “.Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of a fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

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Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which a fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to a fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

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Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to a fund’s shares. Only qualified dividend income received by a fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by a fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of a fund’s dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is

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eliminated if either those shares or the shares of a fund are deemed to have been held by a fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of each Fund’s total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject a fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, a fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case a fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of a fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate a fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a fund and on redemptions of a Fund’s shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

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Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied

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by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Board’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a fund’s Board and overseen primarily by the Board’s Pricing Committee.

OFFICERS AND TRUSTEES

The following table presents certain information regarding the Independent Trustees of each Trust as of December 1, 2003. Each Trustee’s age as of December 1, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director/Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of each Trust may also serve in similar capacities with other funds in the fund complex.

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Independent Trustees

Name, Age, Position(s) of Time Served^1	Principal Occupation(s) Held with the Fund and Length During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (57) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48

Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investments Companies (trade association)	48

Louis E. Levy (71) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KMPG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48

Jean Gleason Stromberg (60) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee	48

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Name, Age, Position(s) of Time Served^1	Principal Occupation(s) Held with the Fund and Length During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustee and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale^1, ^2 (58) Chairman and Trustee, 2002-present, Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a

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Name, Age, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^4 (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the funds, managed by the Advisor. For the Officers of each fund, length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
^2	Mr. Hale is considered an “interested person” of the Funds because of his affiliation with the Funds’ Advisor. Interested persons receive no compensation from the Funds.
^3	Address: One South Street, Baltimore, Maryland
^4	Address: 345 Park Avenue, New York, New York

Trustee’s and Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of each Fund’s shareholders and to provide oversight of the management of each Fund. Currently, seven of the Board’s members are Independent Trustees; that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Trustees conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other

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administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by each Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of each Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. Each Fund’s board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to each Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. For the purposes of the Sarbanes-Oxley Act, the Audit Committee has at least one member who is a financial expert. The Trust’s Audit Committee held three meetings during each Fund’s last calendar year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Trust’s Committee on Independent Trustees held eleven meetings during each Fund’s last calendar year.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of each Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Jean C. Tempel. The Trust’s Valuation Committee held seven meetings during each Fund’s last calendar year.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to the Board on matters relating to the quality, type and level of services provided to fund shareholders and the quality of type of distribution-related services provided to the funds. The members of the Shareholder Servicing Committee are Keith R. Fox (Co-Chair), Jean C. Tempel (Co-Chair), Henry P. Becton, Jr., Dawn-Marie Driscoll, Louis E. Levy, Jean Gleason Stromberg, and Carl W. Vogt. The Trust’s Shareholder Servicing Committee held four meetings during each Fund’s last fiscal year.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the secretary of each Fund.

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Remuneration. Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to benefit from fees paid by each Fund. The following table shows compensation received by each Trustee from each Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

Name of Trustee	Compensation from Scudder Large Company Value Fund	Compensation from Scudder Small Company Value Fund	Compensation from Scudder Small Company Stock Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees(6)
Henry P. Becton, Jr.	$8,635	$1,467	$905	$0	$170,000
Dawn-Marie Driscoll(1)	$9,229	$1,536	$932	$0	$180,000
Edgar R. Fiedler(5)	$8,638	$1,467	$905	$0	$176,397
Keith R. Fox	$8,620	$1,465	$904	$0	$170,000
Louis E. Levy(2)(4)*	$6,841	$1,148	$694	$0	$151,346
Jean Gleason Stromberg	$8,457	$1,441	$895	$0	$165,000
Jean C. Tempel	$8,417	$1,418	$874	$0	$164,000
Carl W. Vogt(3)*	$7,091	$1,168	$703	$0	$153,846

*	Newly elected Trustees, effective April 8, 2002.
(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	Includes deferred fees in the amount of $34,499.
(3)	Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(4)	For each Trustees, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.
(5)	Total compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund, Inc. These amounts were borne by the Advisor.

(6)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

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Trustee Fund Ownership

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2002.

Name of Trustee	Dollar Range of Securities Owned in Scudder Large Company Value Fund	Dollar Range of Securities Owned in Scudder Small Company Value Fund	Dollar Range of Securities Owned in Scudder Small Company Stock Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by the Trustees
Henry P. Becton, Jr.	$1-10,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Dawn-Marie Driscoll	None	$1 - $10,000	$1 - $10,000	Over $100,000
Keith Fox	$1-10,000	None	None	Over $100,000
Louis E. Levy	None	None	None	Over $100,000
Richard T. Hale	None	None	None	Over $100,000
Jean Gleason Stromberg	$10,001 - $50,000	None	None	Over $100,000
Jean C. Tempel	None	None	None	Over $100,000
Carl W. Vogt	None	None	None	Over $100,000

Ownership in Securities of the Advisors and Related Companies

As reported to each Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Trustees	Owner and Relationship to Trustees	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith Fox		None
Louis E. Levy		None
Richard T. Hale		None
Jean Gleason Stromberg		None
Jean C. Tempel		None
Carl W. Vogt		None

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Securities Beneficially Owned

As of November 3, 2003, all Trustees and Officers of the Funds as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Fund.

To the best of each Fund’s knowledge, as of November 3, 2003, no person owned beneficially more than 5% of each class of each Fund’s outstanding shares (except as noted below).

As of November 3, 2003, 620,918 shares in the aggregate, or 5.46% of the outstanding shares of Scudder Small Company Value Fund, Class S were held in the name of Army & Air Force Mutual Aid Association, 102 Sheridan Avenue, Fort Myer, VA 22211-1110 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 1,446,519 shares in the aggregate, or 12.72% of the outstanding shares of Scudder Small Company Value Fund, Class S were held in the name of Army & Air Force Mutual Aid Association, 102 Sheridan Avenue, Fort Myer, VA 22211-1110 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 187,132 shares in the aggregate, or 7.92% of the outstanding shares of Scudder Small Company Stock Fund, Class S were held in the name of State Street Bank and Trust Company, Custodian for AARP Managed Investment Portfolio, Diversified Growth, 1 Heritage Drive #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of certain of these shares.

FUND ORGANIZATION

Organizational Description

Scudder Small Company Stock Fund is a series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective March 6, 1991, from Scudder Growth and Income Fund, and on June 10, 1998 from Scudder Investment Trust. The Fund changed its name from AARP Small Company Stock Fund on July 17, 2000 and was formerly a series of AARP Growth Trust. Investment Trust is currently divided into five series: Scudder Capital Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Small Company Stock Fund and Scudder S&P 500 Index Fund. The Fund is currently divided into five classes of shares: Class A, Class B, Class C, Class AARP and Class S shares.

Scudder Small Company Value Fund is a series of Scudder Securities Trust, formerly Scudder Development Fund, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust’s predecessor was organized as a Delaware corporation in 1970. The Trust is currently divided into five series: Scudder Development Fund, Scudder Health Care Fund, Scudder Small Company Value Fund, Scudder Technology Innovation Fund and Scudder 21st Century Growth Fund. The Fund is currently divided into four classes of shares: Class A, Class B, Class C and Class S.

Scudder Large Company Value Fund is a series of Value Equity Trust, formerly Scudder Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust’s predecessor was organized in 1966 as a Delaware corporation under the name “Scudder Duo-Vest Inc.” as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to “Scudder Capital Growth Fund, Inc.” (“SCGF, Inc.”). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund’s form of organization was changed to a Massachusetts business trust upon approval of the shareholders. The Trust is currently divided into three series: Scudder Large Company Value Fund, Scudder Select 500 Fund and Scudder Tax Advantaged Dividend Fund. The Fund is currently divided into six classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class I.

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Each Trust’s authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. Each Fund’s activities are supervised by each Trust’s Board of Trustees. Each Trust has adopted a plan pursuant to Rule 18f-3 (the “Plan”) under the 1940 Act to permit the Trust to establish a multiple class distribution system.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same Class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or Class by notice to the shareholders without shareholder approval.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for each Fund provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting

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of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

Proxy Voting Guidelines

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with each Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment Advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether

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any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of Scudder Large Company Value Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

The financial statements, including the investment portfolio of Scudder Small Company Value Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

The financial statements, including the investment portfolio of Scudder Small Company Stock Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated September 30, 2002, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Scudder Large Company Value Fund — Class S is 920390-507.

The CUSIP number of Scudder Large Company Value Fund — Class AARP is 920390-879.

Scudder Large Company Value Fund has a fiscal year end of July 31.

The CUSIP number of Small Company Stock Fund — Class S is 460965-791.

The CUSIP number of Small Company Stock Fund — Class AARP is 460965-817.

Scudder Small Company Stock Fund has a fiscal year end of September 30.

The CUSIP number of Scudder Small Company Value Fund — Class S is 811196-203.

Scudder Small Company Value Fund has a fiscal year end of July 31.

This Statement of Additional Information contains the information of Scudder Small Company Stock Fund, Scudder Small Company Value Fund and Scudder Large Company Value Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

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The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX

The following is a description of (a) the ratings given by S&P and Moody’s to corporate bonds, (b) Fitch long-term and short-term debt ratings, (c) S&P and Moody’s commercial paper rating and (d) Moody’s and S&P Municipal note ratings.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper

49

medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

50

“DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

51

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

52

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number 811-5385

SCUDDER VALUE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza, Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 295-2663

Salvatore Schiavone

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Date of fiscal year end: 11/30

Date of reporting period: 11/30/03

ITEM 1. REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Contrarian Fund

Annual Report to Shareholders

November 30, 2003

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary November 30, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charge.

Returns and rankings during all periods shown for Class A, B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder Contrarian Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

3

Average Annual Total Returns (Unadjusted for Sales Charge)

Scudder Contrarian Fund	1-Year	3-Year	5-Year	10-Year
Class A	18.16%	5.68%	2.41%	11.15%
Class B	17.20%	4.83%	1.57%	10.19	%(a)
Class C	17.23%	4.83%	1.57%	10.14	%(a)
Russell 1000 Value Index+	17.16%	.85%	3.02%	11.42%
S&P 500 Index++	15.09%	-5.52%	-.47%	10.63%

Scudder Contrarian Fund	1-Year	3-Year	Life of Class*
Class I	18.73%	6.19%	6.09%
Russell 1000 Value Index+	17.16%	.85%	1.17%
S&P 500 Index++	15.09%	-5.52%	-6.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Class I shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Class I	Class R
Net Asset Value:
11/30/03	$19.93	$19.91	$19.91	$19.98	$19.92
10/1/03 (commencement of sales for Class R**)	—	—	—	—	$18.82
11/30/02	$17.09	$17.07	$17.07	$17.13	—
Distribution Information:
Twelve Months:
Income Dividends	$.22	$.08	$.09	$.30	$—

**	Class R shares commenced operations on October 1, 2003 and are available for investment. Please refer to the Fund’s prospectus for more information on Class R share performance.

Class A Lipper Rankings - Large-Cap Value Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	36	of	400	9
3-Year	14	of	299	5
5-Year	72	of	216	34
10-Year	13	of	85	16

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Class A Morningstar Rankings - Large Value Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	176	of	923	20
3-Year	38	of	637	6
5-Year	204	of	505	40
10-Year	29	of	187	15

Rankings are historical and do not guarantee future results.

Source: Morningstar, Inc.

4

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)

[] Scudder Contrarian Fund - Class A

[] Russell 1000 Value Index+

[] S&P 500 Index++

[GRAPHIC APPEARS HERE]

Yearly periods ended November 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Sales Charge)

Scudder Contrarian Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$11,136 11.36%	$11,123 3.61%	$10,617 1.21%	$27,134 10.50%
Class B	Growth of $10,000 Average annual total return	$11,420 14.20%	$11,319 4.22%	$10,720 1.40%	$26,386 10.19%
Class C	Growth of $10,000 Average annual total return	$11,606 16.06%	$11,404 4.48%	$10,700 1.36%	$26,258 10.14%
Russell 1000 Value Index+	Growth of $10,000 Average annual total return	$11,716 17.16%	$10,258 .85%	$11,604 3.02%	$29,491 11.42%
S&P 500 Index++	Growth of $10,000 Average annual total return	$11,509 15.09%	$8,434 -5.52%	$9,766 -.47%	$27,468 10.63%

Scudder Contrarian Fund		1-Year	3-Year	Life of Class*
Class I	Growth of $10,000 Average annual total return	$11,873 18.73%	$11,975 6.19%	$12,291 6.09%
Russell 1000 Value Index+	Growth of $10,000 Average annual total return	$11,716 17.16%	$10,258 .85%	$10,417 1.17%
S&P 500 Index++	Growth of $10,000 Average annual total return	$11,509 15.09%	$8,434 -5.52%	$7,850 -6.68%

The growth of $10,000 is cumulative.

*	Class I shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.
+	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
++	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5

Portfolio Management Review

Scudder Contrarian Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Contrarian Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1990 and the fund in 1997.

•	Over 32 years of investment industry experience.

•	MBA, Hofstra University.

Frederick L. Gaskin

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1989 and the fund in 1997.

•	Over 17 years of investment industry experience.

•	MBA, Babcock Graduate School of Management at Wake Forest University.

6

In the following interview, Lead Portfolio Manager Tom Sassi discusses the strategy of Scudder Contrarian Fund and the market environment during the 12-month period ended November 30, 2003.

Q: Will you provide an overview of market conditions during the period?

A: Recession fears subsided as the end of active combat in the war in Iraq and the Bush administration’s fiscal stimulus, coupled with accommodative Fed policy, gave way to economic recovery. Over the past 12 months, interest rates remained at historic lows. Consumer confidence crept up steadily, contributing to a significant improvement in corporate profits. While the market remained volatile, investor reaction to bad news proved to be less severe and enduring than in the recent past.

Value stocks again outperformed growth stocks as investors continued to look for “lower-risk” investment alternatives. Large value stocks, such as those in which the fund invests, edged out large growth stocks during the period. The Russell 1000 Value Index, which is generally representative of the large-capitalization value market, was up 17.16%, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, gained 16.75% over the same period.

Q: How did Scudder Contrarian Fund perform?

A: The fund did quite well. For the 12 months ended November 30, 2003, Scudder Contrarian Fund Class A shares (unadjusted for sales charges which, if included, would have reduced performance) returned 18.16%, beating its value benchmark, the Russell 1000 Value Index, and the broad market as measured by Standard & Poor’s 500 index (S&P 500), which rose 15.09%. (Please see pages 4 through 6 for performance of other share classes and more complete performance information.) The S&P 500 is an unmanaged index of 500 large-cap stocks that is generally representative of the US stock market.

The fund performed admirably against its peers, ranking in the top decile of Large Cap Value Funds for the 12-month period, according to Lipper, Inc.1 The fund far outpaced the 14.82% Lipper category average, to finish 36 of 400 funds for the one-year period ended November 30, 2003 based on total return. For the three-, five- and 10-year periods ended November 30, 2003, the fund ranked 14 of 299, 72 of 216 and 13 of 85 funds, respectively.2

1 The Lipper Large Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. Category returns represent the reinvestment of all distributions. It is not possible to invest directly in a category.

2 Lipper Inc. rankings are historical and do not guarantee future results. Lipper rankings are based on the fund’s total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Q: What was behind the fund’s outperformance of its benchmark, peers and the large value market?

A: Market conditions were just right for our contrarian approach, which favors quality companies with dividend yields above the market, relatively strong earnings growth and price-to-earnings ratios (P/Es) below the market average.

But it was our style of active management, we believe, that really put the wind at our backs and gave us a decisive edge over our peers. The period was characterized by a broad market rally - one in which stocks of all kinds rose. With many more stocks advancing than declining, the opportunities for active managers like us were plentiful.

Further, in a broad market rally there is usually less of a penalty for being underweight the largest-cap names that drive the S&P 500, a capitalization-weighted index. What that means is that a relatively small group of the largest companies in the index (in terms of market capitalization) have a much greater

7

impact on the overall return of the index than stocks with lower market caps. While many of our peers seek to keep their portfolios closely aligned with the S&P to limit relative risk, we choose stocks based on our own research and an unwavering commitment to our investment discipline. Generally, the largest companies tend to be “growth” stocks; they don’t reconcile well with our low-P/E approach. As a result, our exposure to the largest benchmark constituents is typically lower than that of many of our peers.

Over the 12-month period, smaller value-oriented stocks generally posted stronger returns than many of the largest growth-oriented companies in the S&P 500. Therefore, equal-weighted portfolios, such as ours, enjoyed a distinct advantage over cap-weighted portfolios, such as those of many of our peers.

Finally, our low P/E approach proved successful. Overall, lower valuation stocks strongly outperformed their higher P/E counterparts.

Q: Which specific market sectors or stocks contributed to performance?

A: Four sectors made substantial contributions to performance over the Russell Value Index over the past 12 months. In order of importance they are: telecommunications, financials, consumer discretionary and technology.

Once again, telecommunications was the worst- performing sector of the Russell 1000 Value Index, the fund’s benchmark, throughout the period. It was, in fact, the only sector to lose ground. While adept stock selection and timing helped us avoid some deep potholes, overall it was the fund’s substantial underweighting in the sector vis á vis the Russell 1000 Value Index that proved crucial. Few telecommunications stocks met our quality criteria or, in our view, had adequate prospects for above-average earnings growth.

Meanwhile, the fund’s financial names logged substantial gains. Nine holdings did extremely well, including regional bank stocks SunTrust Banks, Inc., National City Corp., AmSouth Bancorp. and PNC Financial Services Group, due to better-than-expected earnings. Each has beaten estimates consistently, and fundamentals appear to be solid. JP Morgan Chase & Co., the fund’s largest holding, provides an excellent example of our value investing theory in practice. The stock had lost ground in 2002, due to concerns about the capital markets, bad loan exposure and involvement with Enron. After careful analysis, we concluded that the company’s problems were short term; we were confident that earnings growth would resume. And we’ve been proven right. Among the fund’s top performers, JP Morgan Chase & Co. gained substantially during the period. Also making dramatic strides was the fund’s second-largest holding, FleetBoston Financial Group, which was bought out at a substantial premium by Bank of America Corp. in October.

We’ve long favored technology, which was the top-performing sector of the benchmark for the period. While technology is traditionally considered a growth sector, we look for opportunities in all sectors that fit our low P/E style. We maintained a slight overweight versus the benchmark throughout the period, which helped us compete. Within the sector, we were able to find several technology stocks whose P/E ratios had declined during the bear market, but are beginning to recover along with the economy. We believe exposure to these stocks is prudent, given that corporations are beginning to reinvest in technology after several years of reduced spending. Strong earnings drove tech stock prices. Our best performers were high-profile semiconductor manufacturers Intel Corp., Applied Materials Inc. and Texas Instruments Inc., each of which contributed to the fund’s overall performance.

Consumer discretionary stocks, lead by retailers, also contributed. Sears, Roebuck & Co. and Nordstrom Inc., down earlier in the period, rebounded nicely along with consumer confidence and spending. Sears was sold from the portfolio when it reached our upside price target.

8

Q: What, if anything, detracted from performance?

A: The fund’s overweight position in health care hurt performance most. While we are optimistic about the sector’s long-term performance potential, we believe, in retrospect, that we may have been premature in building the fund’s position. We were drawn particularly to the pharmaceutical companies, which were left behind in the market rally to some extent. Companies such as Merck & Co., Pfizer Inc., Bristol-Meyers Squibb Co. and Abbott Laboratories had fallen out of favor and lagged due to fierce competition and lack of products in the pipeline. These concerns gave way to new anxieties over then-pending health care legislation. We are confident, however, that sponsorship for the fund’s pharmaceutical holdings will improve over time. Each of these companies meets our criteria for valuation, quality, earnings and dividend growth. In the near term, we believe the recent passage of the Medicare bill should be positive for the health care industry. And over time, we are looking for research and development to lead to new products, as it generally has in the past.

On a secondary basis, the fund’s minimal exposure to utilities, which outperformed the benchmark Russell 1000 Value Index, also detracted. Similar to the telecommunications sector, we avoided investments in utilities. While some stocks in this sector meet our low P/E guidelines, in our opinion most lacked sufficient earnings growth potential.

Q: Which would you say has had a greater impact on the stocks in your portfolio: changes in tax laws or increasing corporate profits?

A: Earnings are the real engine behind our fund’s performance, so increasing corporate profits have been a real boon to our portfolio. With that said, tax law changes, which have reduced the level of taxation on stock dividend income, certainly have created greater incentive for investors to buy the high-dividend-paying stocks we favor. The laws also give reason to companies to pay dividends or to increase them, which also works to our favor by broadening the universe of stocks from which we can choose.

Q: Do you have any other comments for shareholders?

A: As always we are grateful for the opportunity to help our shareholders pursue their long-term financial objectives through active management and, above all, an unwavering commitment to the contrarian investment philosophy. We believe that our disciplined investment approach - one that seeks quality companies with above-market earnings growth and dividend yields, and below-market P/Es - can help us pursue favorable relative returns in the coming year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

9

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	11/30/02
Common Stocks	92%	95%
Cash Equivalents	8%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	11/30/02
Financials	32%	31%
Health Care	15%	13%
Information Technology	13%	13%
Industrials	11%	13%
Materials	8%	8%
Energy	7%	11%
Consumer Discretionary	7%	6%
Consumer Staples	5%	5%
Telecommunication Services	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (26.4% of Portfolio)
1. J.P. Morgan Chase & Co. Provider of global financial services	3.3%
2. FleetBoston Financial Corp. Provider of commercial banking services	3.1%
3. PNC Financial Services Group Provider of commercial banking services	2.9%
4. Bristol-Meyers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.6%
5. Dow Chemical Co. Producer of chemicals	2.5%
6. Limited Brands Operator of women’s apparel stores	2.4%
7. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.4%
8. US Bankcorp. Provider of diversified financial services	2.4%
9. Wachovia Corp. Provider of financial services	2.4%
10. ExxonMobil Corp. Explorer and provider of oil and gas	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

10

Investment Portfolio as of November 30, 2003

	Shares	Value ($)
Common Stocks 92.1%
Consumer Discretionary 6.7%
Hotels Restaurants & Leisure 1.2%
McDonald’s Corp.	105,300	2,698,839

Multiline Retail 2.0%
Nordstrom, Inc.	37,800	1,304,100
Target Corp.	86,900	3,364,768

		4,668,868

Specialty Retail 3.5%
Limited Brands	322,200	5,773,824
Sherwin-Williams Co.	77,700	2,519,811

		8,293,635

Consumer Staples 4.3%
Food Products 3.0%
ConAgra Foods, Inc.	128,900	3,158,050
Sara Lee Corp.	188,100	3,865,455

		7,023,505

Household Products 1.3%
Kimberly-Clark Corp.	54,300	2,944,146

Energy 6.7%
Oil & Gas
BP PLC (ADR)	78,714	3,360,301
ChevronTexaco Corp.	37,500	2,816,250
ConocoPhillips	69,000	3,915,060
ExxonMobil Corp.	153,200	5,541,244

		15,632,855

Financials 29.5%
Banks 18.9%
AmSouth Bancorp.	155,000	3,718,450
Bank of America Corp.	55,100	4,156,193
BB&T Corp.	68,000	2,676,480
FleetBoston Financial Corp.	175,600	7,129,360
KeyCorp.	39,100	1,086,589
National City Corp.	110,000	3,690,500
PNC Financial Services Group	125,700	6,833,052
SunTrust Banks, Inc.	50,100	3,559,605
US Bancorp.	206,500	5,722,115
Wachovia Corp.	121,400	5,554,050

		44,126,394

Capital Markets 0.3%
Merrill Lynch & Co., Inc.	9,800	556,150

Diversified Financials 8.5%
Bear Stearns Companies, Inc.	23,700	1,717,302
Citigroup, Inc.	115,900	5,451,936
Fannie Mae	42,100	2,947,000
Freddie Mac	40,700	2,214,894
J.P. Morgan Chase & Co.	214,900	7,598,864

		19,929,996

Insurance 1.8%
Allstate Corp.	69,800	2,818,524
Jefferson-Pilot Corp.	29,000	1,407,370

		4,225,894

Health Care 13.5%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	206,000	5,730,920

Pharmaceuticals 11.1%
Abbott Laboratories	89,300	3,947,060
Bristol-Myers Squibb Co.	234,400	6,176,440
Johnson & Johnson	82,400	4,061,496
Merck & Co., Inc.	91,900	3,731,140
Pfizer, Inc.	136,400	4,576,220
Wyeth	87,300	3,439,620

		25,931,976

Industrials 10.3%
Aerospace & Defense 2.6%
Honeywell International, Inc.	143,400	4,257,546
L-3 Communications Holdings, Inc.*	12,500	588,125
United Technologies Corp.	13,700	1,174,090

		6,019,761

Commercial Services & Supplies 1.9%
Avery Dennison Corp	56,100	3,089,988
Pitney Bowes, Inc.	37,500	1,490,625

		4,580,613

Electrical Equipment 2.2%
Emerson Electric Co.	85,000	5,188,400

Industrial Conglomerates 3.6%
General Electric Co.	138,800	3,979,396
Textron, Inc.	88,000	4,385,920

		8,365,316

Information Technology 11.9%
Communications Equipment 0.5%
Nokia Oyj (ADR)	65,700	1,181,286

Computers & Peripherals 3.5%
Diebold, Inc.	21,600	1,145,880
Hewlett-Packard Co.	155,363	3,369,823
International Business Machines Corp.	40,100	3,630,654

		8,146,357

Electronic Equipment & Instruments 2.1%
Waters Corp.*	148,800	4,758,624

IT Consulting & Services 1.6%
Automatic Data Processing, Inc.	98,200	3,754,186

Semiconductor Equipment & Products 4.2%
Applied Materials, Inc.*	90,600	2,201,580
Intel Corp.	164,600	5,502,578
Texas Instruments, Inc.	73,500	2,187,360

		9,891,518

Materials 7.3%
Chemicals 3.6%
Air Products & Chemicals, Inc.	54,600	2,617,524
Dow Chemical Co.	156,800	5,887,840

		8,505,364

Containers & Packaging 2.1%
Sonoco Products Co.	223,900	4,791,460

Metals & Mining 1.6%
Alcoa, Inc.	112,100	3,678,001

Telecommunication Services 1.4%
Diversified Telecommunication Services
SBC Communications, Inc.	142,600	3,319,728

Utilities 0.5%
Electric Utilities
FPL Group, Inc.	18,000	1,143,900

Total Common Stocks (Cost $191,059,920)		215,087,692

Cash Equivalents 7.9%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $18,523,467)	18,523,467	18,523,467

Total Investment Portfolio - 100.0% (Cost $209,583,387) (a)		233,611,159

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $212,565,476. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $21,045,683. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,425,837 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,380,154.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

11

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003

Assets
Investments:
Investments in securities, at value (cost $191,059,920)	$215,087,692
Investment in Scudder Cash Management QP Trust (cost $18,523,467)	18,523,467
Total investments in securities, at value (cost $209,583,387)	233,611,159
Cash	10,000
Receivable for investments sold	1,838,214
Dividends receivable	554,852
Interest receivable	17,570
Receivable for Fund shares sold	1,184,768

Total assets	237,216,563

Liabilities
Payable for investments purchased	120,927
Payable for Fund shares redeemed	115,432
Accrued management fee	140,369
Other accrued expenses and payables	177,218
Total liabilities	553,946

Net assets, at value	$236,662,617

Net Assets
Net assets consist of:
Undistributed net investment income	592,733
Net unrealized appreciation (depreciation) on investments	24,027,772
Accumulated net realized gain (loss)	(39,693,214)
Paid-in capital	251,735,326

Net assets, at value	$236,662,617

The accompanying notes are an integral part of the financial statements.

12

Statement of Assets and Liabilities as of November 30, 2003 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($151,961,054 / 7,623,698 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$19.93
Maximum offering price per share (100 / 94.25 of $19.93)	$21.15
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($49,857,806 / 2,504,028 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$19.91
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($21,443,322 / 1,076,831 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$19.91
Maximum offering price per share (100 / 99.00 of $19.91)	$20.11
Class I
Net Asset Value, offering and redemption price per share ($13,389,851 / 670,182 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$19.98
Class R
Net Asset Value, offering and redemption price per share ($10,584 / 531.4 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.92

The accompanying notes are an integral part of the financial statements.

13

Statement of Operations for the year ended November 30, 2003

Investment Income

Dividends (net of foreign taxes withheld of $13,537)	$5,011,197
Interest - Scudder Cash Management QP Trust	120,174
Total Income	5,131,371
Expenses:
Management fee	1,422,926
Administrative fee	493,836
Services to shareholders	101,654
Distribution service fees	859,157
Directors’ fees and expenses	18,394
Other	28,429
Total expenses before reductions	2,924,396
Expense reductions	(37,522)
Total expenses after expense reductions	2,886,874

Net investment income (loss)	2,244,497

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from investments	(5,077,375)
Net unrealized appreciation (depreciation) during the period on investments	33,768,342
Net gain (loss) on investment transactions	28,690,967

Net increase (decrease) in net assets resulting from operations	$30,935,464

The accompanying notes are an integral part of the financial statements.

14

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended November 30,
	2003	2002
Operations:
Net investment income (loss)	$2,244,497	$2,041,752
Net realized gain (loss) on investment transactions	(5,077,375)	(15,044,064)
Net unrealized appreciation (depreciation) on investment transactions during the period	33,768,342	(8,423,753)
Net increase (decrease) in net assets resulting from operations	30,935,464	(21,426,065)
Distributions to shareholders from:
Net investment income:
Class A	(1,472,394)	(1,483,719)
Class B	(218,092)	(172,526)
Class C	(65,459)	(43,302)
Class I	(226,318)	(54,845)
Fund share transactions:
Proceeds from shares sold	96,136,485	67,777,238
Reinvestment of distributions	1,831,781	1,655,511
Cost of shares redeemed	(86,833,658)	(63,065,103)
Net increase (decrease) in net assets from Fund share transactions	11,134,608	6,367,646
Increase (decrease) in net assets	40,087,809	(16,812,811)
Net assets at beginning of period	196,574,808	213,387,619

Net assets at end of period (including undistributed net investment income of $592,733 and $501,444, respectively)	$236,662,617	$196,574,808

The accompanying notes are an integral part of the financial statements.

15

Financial Highlights

Class A

Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$17.09	$19.05	$17.51	$19.75	$22.90

Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.23	.19	.30	.34
Net realized and unrealized gain (loss) on investment transactions	2.81	(1.98)	1.57	(.39)	(1.40)

Total from investment operations	3.06	(1.75)	1.76	(.09)	(1.06)

Less distributions from:
Net investment income	(.22)	(.21)	(.22)	(.35)	(.31)
Net realized gains on investment transactions	—	—	—	(1.80)	(1.78)

Total distributions	(.22)	(.21)	(.22)	(2.15)	(2.09)

Net asset value, end of period	$19.93	$17.09	$19.05	$17.51	$19.75

Total Return (%)[b]	18.16 [d]	(9.25)	10.06	.54	(5.06)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	127	130	113	173
Ratio of expenses before expense reductions (%)	1.30	1.30	1.46	1.53 [c]	1.41
Ratio of expenses after expense reductions (%)	1.29	1.30	1.46	1.52 [c]	1.40
Ratio of net investment income (loss) (%)	1.41	1.26	1.04	1.85	1.53
Portfolio turnover rate (%)	69	83	76	46	88

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
[d]	Total return would have been lower had certain expenses not been reduced.

16

Class B

Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$17.07	$19.03	$17.47	$19.68	$22.82

Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.08	.04	.14	.14
Net realized and unrealized gain (loss) on investment transactions	2.81	(1.98)	1.57	(.36)	(1.38)

Total from investment operations	2.92	(1.90)	1.61	(.22)	(1.24)

Less distributions from:
Net investment income	(.08)	(.06)	(.05)	(.19)	(.12)
Net realized gains on investment transactions	—	—	—	(1.80)	(1.78)

Total distributions	(.08)	(.06)	(.05)	(1.99)	(1.90)

Net asset value, end of period	$19.91	$17.07	$19.03	$17.47	$19.68

Total Return (%)[b]	17.20 [d]	(10.01)	9.21	(.29)	(5.90)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	49	67	68	109
Ratio of expenses before expense reductions (%)	2.16	2.12	2.27	2.53 [c]	2.29
Ratio of expenses after expense reductions (%)	2.11	2.12	2.27	2.53 [c]	2.29
Ratio of net investment income (loss) (%)	.59	.44	.23	.84	.64
Portfolio turnover rate (%)	69	83	76	46	88

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
[d]	Total return would have been lower had certain expenses not been reduced.

17

Class C

Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$17.07	$19.02	$17.48	$19.68	$22.82

Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.09	.03	.15	.12
Net realized and unrealized gain (loss) on investment transactions	2.82	(1.98)	1.57	(.36)	(1.39)

Total from investment operations	2.93	(1.89)	1.60	(.21)	(1.27)

Less distributions from:
Net investment income	(.09)	(.06)	(.06)	(.19)	(.09)
Net realized gains on investment transactions	—	—	—	(1.80)	(1.78)

Total distributions	(.09)	(.06)	(.06)	(1.99)	(1.87)

Net asset value, end of period	$19.91	$17.07	$19.02	$17.48	$19.68

Total Return (%)[b]	17.23 [d]	(9.94)	9.10	(.18)	(6.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	12	14	12	18
Ratio of expenses before expense reductions (%)	2.09	2.09	2.32	2.48 [c]	2.36
Ratio of expenses after expense reductions (%)	2.07	2.09	2.32	2.47 [c]	2.35
Ratio of net investment income (loss) (%)	.63	.47	.18	.91	.58
Portfolio turnover rate (%)	69	83	76	46	88

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
[d]	Total return would have been lower had certain expenses not been reduced.

18

Class I

Years Ended November 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$17.13	$19.10	$17.56	$17.34

Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	2.83	(1.99)	1.56	(.05)

Total from investment operations	3.15	(1.68)	1.86	.43

Less distributions from:
Net investment income	(.30)	(.29)	(.32)	(.21)
Net realized gains on investment transactions	—	—	—	—

Total distributions	(.30)	—	—	—

Net asset value, end of period	$19.98	$17.13	$19.10	$17.56

Total Return (%)	18.73	(8.86)	10.66	2.63	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	8	2	1
Ratio of expenses (%)	.87	.85	.91	1.70	*
Ratio of net investment income (loss) (%)	1.83	1.71	1.59	6.19	*
Portfolio turnover rate (%)	69	83	76	46

[a]	For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

19

Class R

Years Ended November 30,	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$18.82

Income (loss) from investment operations:
Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	1.07

Total from investment operations	1.10

Less distributions from:
Net investment income	—
Net realized gains on investment transactions	—

Total distributions	—

Net asset value, end of period	$19.92

Total Return (%)	5.84	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses (%)	1.72	*
Ratio of net investment income (loss) (%)	0.99	*
Portfolio turnover rate (%)	69

[a]	For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

20

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Contrarian Fund (the “Fund”) is a diversified series of Scudder Value Series, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred

21

sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On October 1, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $36,711,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($19,249,000), November 30, 2010 ($9,845,000) and November 30, 2011 ($7,617,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain

22

securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003 the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$600,629
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(36,711,000)
Net unrealized appreciation (depreciation) on investments	$21,045,683

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2003	2002
Distributions from ordinary income*	$1,982,263	$1,754,392

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $125,077,119 and $123,209,757, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund’s average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such

23

net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.325%, 0.375%, 0.350% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

For the period from December 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$300,890
Class B	143,469
Class C	38,699
Class I	10,778

$493,836

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, and 1.00% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, director, director counsel fees, extraordinary expenses, taxes, brokerage and interest). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Funds operating expenses at 1.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees. This expense cap will remain in effect until September 30, 2005.

In addition to the contractual expense limitation described above, from October 1, 2003 through April 1, 2004, the Advisor, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund’s total operating expenses at 1.21%, 1.96% and 1.96% of the average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and transaction costs).

24

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through November 30, 2003, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at November 30, 2003
Class A	$54,692	$12,597	$42,095
Class B	36,449	21,798	14,651
Class C	8,322	3,112	5,210
Class I	1,641	—	1,641
Class R	6	—	6

	$101,110	$37,507	$63,603

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class B	$347,559	$30,409
Class C	106,732	12,690
Class R	4	4

	$454,295	$43,103

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class A	$259,392	$32,569	0.22%
Class B	112,168	10,572	0.24%
Class C	33,298	3,895	0.23%
Class R	4	4	0.25%*

	$404,862	$47,040

*	Annualized

25

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2003 aggregated $36,334 and $92, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2003, the CDSC for Class B and C shares aggregated $127,061 and $3,471, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2003, SDI received no payments.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended November 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $15 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

26

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2003		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,318,796	$59,960,757	2,351,689	$43,191,399
Class B	885,690	15,436,983	694,152	12,746,719
Class C	586,653	10,738,455	239,171	4,331,083
Class I	631,156	9,990,290	414,055	7,508,037
Class R	531 *	10,000 *	—	—

		$96,136,485		$67,777,238

Shares issued to shareholders in reinvestment of dividends
Class A	79,204	$1,346,701	78,385	$1,404,563
Class B	12,289	203,867	9,365	159,865
Class C	3,273	54,896	2,120	36,238
Class I	13,272	226,317	3,100	54,845

		$1,831,781		$1,655,511

Shares redeemed
Class A	(3,181,206)	$(52,910,413)	(1,854,095)	$(33,339,434)
Class B	(1,286,175)	(22,092,454)	(1,331,835)	(24,192,568)
Class C	(238,864)	(4,190,641)	(266,916)	(4,836,198)
Class I	(456,902)	(7,640,150)	(38,673)	(696,903)

		$(86,833,658)		$(63,065,103)

Net increase (decrease)
Class A	216,794	$8,397,045	575,979	$11,256,528
Class B	(388,196)	(6,451,604)	(628,318)	(11,285,984)
Class C	351,062	6,602,710	(25,625)	(468,877)
Class I	187,526	2,576,457	378,482	6,865,979
Class R	531 *	10,000 *	—	—

		$11,134,608		$6,367,646

*	For the period October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.

27

Report of Ernst & Young LLP,

Independent Auditors

To the Board of Directors and Shareholders of Scudder Contrarian Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Contrarian Fund, one of a series of Scudder Value Series, Inc. (the “Corporation”), as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian or brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Contrarian Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

28

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund’s fiscal year ended November 30, 2003 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $5,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

John W. Ballantine (57)Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron’s international energy infrastructure business).	82

Lewis A. Burnham (70)Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (66)Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82

James R. Edgar (57)Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82

Paul K. Freeman (53)Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82

Robert B. Hoffman (66)Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82

Shirley D. Peterson (62)Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82

Fred B. Renwick (73)Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

William P. Sommers (70)Director, 1979-January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).	82

John G. Weithers (70)Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

29

Interested Directors and Officers2

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons[4,6] (40)President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Thomas F. Sassi[5] (61) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a

Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[4] (46) Assistant Treasurer,	Director, Deutsche Asset Management	n/a

John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Address: One South Street, Baltimore, Maryland
[4]	Address: Two International Place, Boston, Massachusetts
[5]	Address: 345 Park Avenue, New York, New York
[6]	Ms. Lyons was elected by the Directors as President on November 19, 2003.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

30

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDCAX	KDCBX	KDCCX
CUSIP Number	81123U-105	81123U-402	81123U-501
Fund Number	086	286	386

31

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.

Web Site

scudder.com

Click “Retirement Plans” to reallocate assets, process transactions and review your funds through our secure online account access. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.

Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site -scudder.com (type “proxy voting” in the search field)- or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KDCRX

CUSIP Number	811123U-816

Fund Number	1505

[GRAPHIC APPEARS HERE]

ITEM 2. CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Value Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not currently applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

32

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant’s Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

33

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Contrarian Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	January 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Contrarian Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	January 16, 2004

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	January 16, 2004

34

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number 811-1444

VALUE EQUITY TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (6l7) 295-2663

Salvatore Schiavone

Deutsche Investment Management Americas Inc.

Two International Place, Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end: 7/31

Date of reporting period: 7/31/03

ITEM	1. REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Large Company

Value Fund

Annual Report to Shareholders

July 31, 2003

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary July 31, 2003

Classes A, B, C and I

Average Annual Total Returns (Unadjusted for Sales Charge)

Scudder Large Company Value Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	9.31%	-1.97%	-.07%	8.33%
Class B(a)	8.42%	-2.77%	-.88%	7.46%
Class C(a)	8.43%	-2.74%	-.85%	7.49%
Russell 1000 Value Index++	10.75%	-.11%	1.72%	10.72%

Scudder Large Company Value Fund	1-Year	Life of Fund*
Class I+	9.78%	-6.72%
Russell 1000 Value Index++	10.75%	-4.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Class I
Net Asset Value:
7/31/03	$20.71	$20.61	$20.62	$20.71
7/31/02	$19.26	$19.16	$19.16	$19.26
Distribution Information:
Twelve Months:
Income Dividends	$.31	$.15	$.15	$.39

Class A Lipper Rankings - Large-Cap Value Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	145	of	390	38

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

3

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)

[] Scudder Large Company Value Fund - Class A(c) [] Russell 1000 Value Index++
[GRAPHIC APPEARS HERE]
Yearly periods ended July 31

Comparative Results (Adjusted for Sales Charge)

Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000 Average annual total return	$10,303 3.03%	$8,879 -3.88%	$9,391 -1.25%	$20,974 7.69%
Class B(c)	Growth of $10,000 Average annual total return	$10,542 5.42%	$9,039 -3.31%	$9,497 -1.03%	$20,531 7.46%
Class C(c)	Growth of $10,000 Average annual total return	$10,735 7.35%	$9,108 -3.07%	$9,485 -1.05%	$20,378 7.38%
Russell 1000 Value Index++	Growth of $10,000 Average annual total return	$11,075 10.75%	$9,966 -.11%	$10,888 1.72%	$27,684 10.72%

Scudder Large Company Value Fund		1-Year	Life of Class*
Class I+	Growth of $10,000 Average annual total return	$10,978 9.78%	$8,637 -6.72%
Russell 1000 Value Index++	Growth of $10,000 Average annual total return	$11,075 10.75%	$9,146 -4.20%

The growth of $10,000 is cumulative.

4

Notes to Performance Summary - Classes A, B, C and I

*	Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.
[a]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+	Class I shares are not subject to sales charge.
++	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns

Scudder Large Company Value Fund	1-Year	3-Year	5-Year	10-Year
Class S	9.56%	-1.73%	.18%	8.62%
Class AARP(a)	9.56%	-1.73%	.18%	8.61%
Russell 1000 Value Index+	10.75%	-.11%	1.72%	10.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

5

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
7/31/03	$20.71	$20.71
7/31/02	$19.26	$19.26
Distribution Information:
Twelve Months:
Income Dividends	$.35	$.35

Class S Lipper Rankings - Large-Cap Value Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	126	of	390	33
3-Year	107	of	285	38
5-Year	87	of	206	43
10-Year	45	of	78	57

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment

[] Scudder Large Company Value Fund - Class S [] Russell 1000 Value Index+
[GRAPHIC APPEARS HERE]
Yearly periods ended July 31

Comparative Results

Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000 Average annual total return	$10,956 9.56%	$9,490 -1.73%	$10,092 .18%	$22,851 8.62%
Class AARP(a)	Growth of $10,000 Average annual total return	$10,956 9.56%	$9,489 -1.73%	$10,092 .18%	$22,850 8.61%
Russell 1000 Value Index+	Growth of $10,000 Average annual total return	$11,075 10.75%	$9,966 -.11%	$10,888 1.72%	$27,684 10.72%

The growth of $10,000 is cumulative.

6

Notes to Performance Summary - Class AARP and Class S

[a]	Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have assumed same expense structure during such periods. Any difference in expenses will affect performance.
+	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the Fund’s most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

7

Portfolio Management Review

Scudder Large Company Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Company Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2003.

•	Over 31 years of investment industry experience.

•	MBA, Hofstra University.

Frederick L. Gaskin

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2003.

•	Over 16 years of investment industry experience.

•	MBA, Babcock Graduate School of Management at Wake Forest University.

8

On May 30, 2003, veteran contrarian value manager Thomas Sassi, along with Portfolio Manager Fred Gaskin, assumed management of Scudder Large Company Value Fund after former Lead Manager Lois Roman left the firm to pursue other opportunities. In the following interview, Mr. Sassi discusses the fund’s performance for the 12-month period ended July 31, 2003, his team’s management style and the changes the team made to the portfolio to bring it in line with their contrarian strategy.

Q: How would you describe your team’s experience and your contrarian style of investing?

A: First, I’d like to express how pleased we are to have the opportunity to manage this fund. Scudder Large Company Value Fund has a long history of solid performance. We will work hard to seek to enhance that performance with our contrarian value investment style. Fred Gaskin and I have managed investments together in this contrarian fashion since 1990. Our long tenure together, we believe, provides many benefits such as style consistency and an in-depth understanding of value stocks. I have 33 years of investment management experience and Fred has more than 16 years of experience. We both have strong equity research backgrounds. And we both believe that through solid research it’s possible to uncover quality companies with strong growth potential that the market has overlooked. In a nutshell, that’s the basis of our contrarian strategy

Here’s a more in-depth explanation. We seek high-quality companies that trade at below-market valuations with above-market dividend yields. We are active managers. That means we don’t structure our portfolios to have a close relationship to their benchmarks. We believe that we can add more value by selecting stocks based on our research than by choosing them just because they are represented in the Russell 1000 Value Index. While many of our holdings overlap with the index, our weighting (the amount of assets held) in stocks and within market sectors will often be quite different. We screen potential investments based on value characteristics. These include low price-to-earnings ratios, low price-to-book ratios and above-market dividend yields. After narrowing our universe with these screens, we research the candidates and construct a portfolio - diversified across many market sectors and industries. Most importantly, we employ our contrarian value strategy consistently. We don’t sway from it to look for short-term gains from stocks that don’t fit our investment criteria. This strategy has been successful for us in the past. We believe our strategy has the potential to benefit Scudder Large Company Value Fund. Of course, past performance is never a guarantee of future results.

Q: How would you describe the market environment and the fund’s performance?

A: After a three-year downturn, nearly all areas of the stock market gained ground for the 12-month period ended July 31, 2003. A confluence of events including a successful outcome in the war with Iraq, stronger corporate earnings, a major tax cut program and improving investor psychology helped drive gains.

Large value stocks, such as those in which the fund invests, as measured by the Russell 1000 Value Index, returned 10.75% for the 12 months ended July 31, 2003. This performance was in line with the broader stock market return of 10.64% posted by the S&P 500 index for the same period.1 The fund’s Class A shares (unadjusted for sales charges) posted a total return of 9.31%, which trailed the benchmark but outperformed the 8.06% average return by other value funds in the Lipper Large Cap Value Funds category.2 (See pages 3 through 8 for performance of other share classes.)

1 The Standard and Poor’s 500 index is an unmanaged group of stocks generally representative of the overall stock market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

2 The Lipper Large Company Value category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market.

9

Q: Will you explain the reasons for the fund’s slight underperformance to its benchmark?

A: The fund lost ground to the Russell 1000 Value Index benchmark primarily in two areas - utilities and technology.

1. The fund held an underweight (a smaller position than the benchmark) in utility stocks - a sector that lagged the overall market. However, the fund held two electric power producers - DTE Energy Co. and Duke Energy Corp. - that missed their earnings estimates and declined. We sold these stocks when we assumed management in May.

Our strategy here highlights an important difference in the way we manage investments. While the previous manager was not particularly bullish on utility stocks, she held a small position in what she believed to be the best stocks in the sector. She did so largely for diversification purposes. Stocks in a sector can often gain or lose ground together based on breaking news about a certain stock or other market events. That’s why many managers choose to structure a portfolio to have a close relationship to its benchmark - so they don’t miss out on any unexpected gains. We are less concerned about how portfolio sector exposures stack up to the benchmark. Our foremost concern is finding individual stocks that meet our investment criteria and finding those that we believe to be of high quality. We believe that long-term stock returns are ultimately tied to the intrinsic value of individual companies, not short-term market events.

2. While the fund’s technology holdings gained ground in the period, they trailed gains of the overall technology sector. Technology stocks that had suffered some of the deepest declines throughout the bear market - semiconductor, data storage and computer hardware stocks - posted the strongest gains. The fund was invested in more conservative technology holdings such as International Business Machines Corp. (IBM), a broadly diversified information-technology-based customer solutions company; and Harris Corporation, a communications firm that produces equipment and application solutions for television, radio and wireless systems. (As of July 31, 2003, positions in Harris Corporation were sold.) While these stocks helped the fund a great deal during the technology downturn, they held back relative performance this fiscal year.

We changed the composition of the fund’s technology holdings and built an overweight position (greater than the benchmark) with stocks that we believed had the potential to better benefit from an improving economic environment. Previously, the fund’s allocation to technology was similar to the weighting of the index. At the end of the period, approximately 10% of the fund’s assets were in technology vs. 7% for the Russell 1000 Value Index. We believe we have found value throughout the technology sector. Some holdings we’ve added - Hewlett-Packard Co., a computer hardware company; Applied Materials, Inc. and Intel, both semiconductor firms - are perhaps more aggressive than what was previously in the portfolio. However, we believe that each of these stocks is currently trading below its fair valuation. Each company is a leader in its specific industry, and we believe that each has long-term earnings power. Most importantly, they all reconcile well with our contrarian strategy.

10

Q: Which sectors or stocks added to fund performance?

A: Good stock selection within financials and consumer discretionary stocks helped performance relative to the benchmark.

Financials represented the largest fund position during the period and were the most important contributor to fund performance. The fund’s bank stocks led the way. Citigroup, Inc., JP Morgan Chase & Co., Wachovia Corp. and Bank of America Corp. posted strong gains. We maintained positions in many of the fund’s financial stocks when we assumed management. This illustrates an area of continuity between the two management styles. We did, however, reduce the fund’s position in insurance stocks. We didn’t feel comfortable with their risk-vs.-reward characteristics. While they’ve enjoyed better pricing on their products, the firms are still facing difficulties, in our view.

The fund benefited from a variety of consumer discretionary stocks such as retailer Target Corp.; Hilton Hotels; Disney, an entertainment conglomerate; and AOL Time Warner, a communications conglomerate. We kept a sizable position in this market sector but have refocused most of the fund’s assets in a diversified group of retail stocks. (We sold Hilton Hotels, Disney and AOL Time Warner.) We held on to Target Stores and added Sears Roebuck & Co., Nordstrom, Inc. and The Limited, Inc. As the economy improves and employment rises, there is good reason to expect retailers will gain steam. Our holdings are well diversified geographically, demographically and by product lines.

Health care was another positive performer this period. The fund benefited from its pharmaceutical stocks. Wyeth and Eli Lilly added to performance due to strengthening product lines. We also liked the pharmaceutical area and added more drug stock holdings. New to the fund are Baxter International, Inc., Merck & Co., Inc., Abbott Laboratories and Johnson & Johnson. (As of July 31, 2003, positions in Eli Lilly were sold.)

Q: Did you make any other notable changes to the fund’s portfolio?

A: I urge you to look at the breakdown of the fund’s market sector composition and its top-10 holdings list in the Portfolio Summary section of this report. You’ll see how the fund’s composition and top holdings have changed since the last reporting period. This should give you a better understanding of our restructuring efforts.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

11

Portfolio Summary July 31, 2003S

Asset Allocation	7/31/03	7/31/02
Common Stocks	93%	98%
Cash Equivalents	7%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/03	7/31/02
Financials	35%	31%
Health Care	13%	6%
Industrials	12%	4%
Information Technology	10%	6%
Consumer Discretionary	10%	13%
Materials	8%	10%
Energy	8%	9%
Consumer Staples	3%	7%
Telecommunication Services	1%	7%
Other	—	7%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2003 (27.1% of Portfolio)
1. J.P. Morgan Chase & Co. Provider of global financial services	3.7%
2. PNC Financial Services Group Provider of commercial banking services	2.8%
3. Wachovia Corp. Provider of financial services	2.8%
4. Bristol-Myers Squibb Co. Provider of diversified pharmaceuticals and consumer products	2.7%
5. ExxonMobil Corp. Explorer and producer of oil and gas	2.7%
6. Dow Chemical Co. Manufacturer of chemicals, plastics and agricultural products	2.6%
7. FleetBoston Financial Corp. Provider of commercial banking services	2.6%
8. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.6%
9. Emerson Electric Co. Manufacturer of electrical and electronic products	2.3%
10. US Bancorp. Provider of diversified financial services	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

12

Investment Portfolio as of July 31, 2003

	Shares	Value ($)
Common Stocks 93.3%
Consumer Discretionary 9.5%
Automobiles 0.5%
General Motors Corp.	225,000	8,421,750

Hotels Restaurants & Leisure 1.2%
McDonald’s Corp.	872,100	20,067,021

Multiline Retail 5.3%
J.C. Penny Co., Inc.	570,600	10,601,748
Nordstrom, Inc.	954,900	20,157,939
Sears, Roebuck & Co.	791,100	32,197,770
Target Corp.	661,800	25,360,176

		88,317,633

Specialty Retail 0.5%
Sherwin-Williams Co.	300,000	9,000,000

Textiles & Apparels 2.0%
The Limited, Inc.	2,014,600	33,663,966

Consumer Staples 2.3%
Food Products
ConAgra Foods, Inc.	792,700	17,859,531
Sara Lee Corp.	1,122,300	20,975,787

		38,835,318

Energy 7.1%
Oil & Gas
BP Amoco PLC (ADR)	599,400	24,905,070
ChevronTexaco Corp.	285,300	20,572,983
ConocoPhillips	525,556	27,507,601
ExxonMobil Corp.	1,266,830	45,073,811

		118,059,465

Financials 32.5%
Banks 24.3%
AmSouth Bancorp.	1,357,400	29,414,858
Bank of America Corp.	419,880	34,669,492
BB&T Corp.	583,700	20,371,130
Fifth Third Bancorp.	140,000	7,701,400
FleetBoston Financial Corp.	1,393,054	43,310,049
J.P. Morgan Chase & Co.	1,754,660	61,500,833
KeyCorp.	696,300	18,737,433
National City Corp.	775,200	25,542,840
North Fork Bancorp., Inc.	245,000	8,587,250
PNC Financial Services Group	956,800	46,835,360
SunTrust Banks, Inc.	381,200	23,215,080
US Bancorp.	1,572,700	38,562,604
Wachovia Corp.	1,071,200	46,800,728

		405,249,057

Diversified Financials 4.7%
Citigroup, Inc.	782,130	35,039,424
Fannie Mae	370,900	23,752,436
Freddie Mac	398,700	19,476,495

		78,268,355

Insurance 3.5%
Allstate Corp.	435,000	16,543,050
American International Group, Inc.	145,000	9,309,000
Chubb Corp.	349,500	22,647,600
Jefferson-Pilot Corp.	235,400	10,357,600

		58,857,250

Health Care 12.5%
Healthcare Equipment & Supplies 2.6%
Baxter International, Inc.	1,568,500	43,306,285

Pharmaceuticals 9.9%
Abbott Laboratories	598,500	23,491,125
Bristol-Myers Squibb Co.	1,751,000	45,876,200
Johnson & Johnson	232,500	12,041,175
Merck & Co., Inc.	548,400	30,315,552
Pfizer, Inc.	733,614	24,473,363
Wyeth	634,500	28,920,510

		165,117,925

Industrials 11.3%
Aerospace & Defense 3.7%
Honeywell International, Inc.	1,169,400	33,070,632
Raytheon Co.	476,600	14,631,620
United Technologies Corp.	177,900	13,383,417

		61,085,669

Commercial Services & Supplies 2.2%
Automatic Data Processing, Inc.	677,700	25,129,116
Pitney Bowes, Inc.	285,200	10,866,120

		35,995,236

Electrical Equipment 2.3%
Emerson Electric Co.	729,000	39,147,300

Industrial Conglomerates 3.1%
General Electric Co.	827,200	23,525,568
Textron, Inc.	669,800	29,082,716

		52,608,284

Information Technology 9.5%
Computer & Peripherals 1.7%
Hewlett-Packard Co.	554,900	11,747,233
International Business Machines Corp.	202,900	16,485,625

		28,232,858

Electronic Equipment & Instruments 3.2%
Diebold, Inc.	390,200	17,250,742
Waters Corp.*	1,132,700	35,917,917

		53,168,659

Semiconductor Equipment & Products 4.6%
Applied Materials, Inc.*	827,900	16,144,050
Intel Corp.	1,539,800	38,418,010
Texas Instruments, Inc.	1,225,300	23,121,411

		77,683,471

Materials 7.7%
Chemicals 3.8%
Air Products & Chemicals, Inc.	187,900	8,733,592
Dow Chemical Co.	1,243,900	43,909,670
Rohm & Haas Co.	300,000	10,611,000

		63,254,262

Containers & Packaging 2.1%
Sonoco Products Co.	1,542,300	35,164,440

Metals & Mining 1.8%
Alcoa, Inc.	1,077,000	29,908,290

Telecommunication Services 0.9%
Diversified Telecommunication Services
SBC Communications, Inc.	640,800	14,969,088

Total Common Stocks (Cost $1,365,518,332)		1,558,381,582

Cash Equivalents 6.7%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $111,792,768)	111,792,768	111,792,768

Total Investment Portfolio - 100.0% (Cost $1,477,311,100) (a)		1,670,174,350

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $1,486,579,700. At July 31, 2003, net unrealized appreciation for all securities based on tax cost was $183,594,650. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $215,188,243 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,593,593.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

13

Financial Statements

Statement of Assets and Liabilities as of July 31, 2003

Assets
Investments:
Investments in securities, at value (cost $1,365,518,332)	$1,558,381,582
Investment in Scudder Cash Management QP Trust (cost $111,792,768)	111,792,768
Total investment in securities, at value (cost $1,477,311,100)	$1,670,174,350
Cash	10,000
Receivable for investments sold	13,330,877
Dividends receivable	2,520,575
Receivable for Fund shares sold	442,298

Total assets	1,686,478,100

Liabilities
Payable for investments purchased	18,331,199
Payable for Fund shares redeemed	871,983
Accrued management fee	825,544
Other accrued expenses and payables	605,934
Total liabilities	20,634,660

Net assets, at value	$1,665,843,440

Net Assets
Net assets consist of:
Undistributed net investment income (loss)	18,175,047
Net unrealized appreciation (depreciation) on investments	192,863,250
Accumulated net realized gain (loss)	(172,240,439)
Paid-in capital	1,627,045,582

Net assets, at value	$1,665,843,440

The accompanying notes are an integral part of the financial statements.

14

Statement of Assets and Liabilities as of July 31, 2003 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($80,955,238 / 3,909,116 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.71
Maximum offering price per share (100 / 94.25 of $20.71)	$21.97
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,449,750 / 1,186,378 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.61
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,264,934 / 497,922 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.62
Maximum offering price per share (100 / 99.00 of $20.62)	$20.83
Class I
Net Asset Value, offering and redemption price per share ($11,159,070 / 538,748 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.71
Class AARP
Net Asset Value, offering and redemption price per share ($18,602,326 / 898,244 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.71
Class S
Net Asset Value, offering and redemption price per share ($1,520,412,122 / 73,429,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.71

The accompanying notes are an integral part of the financial statements.

15

Statement of Operations for the year ended July 31, 2003

Investment Income

Income:
Dividends (net of foreign taxes withheld of $260,940)	$39,219,838
Interest - Scudder Cash Management QP Trust	800,402
Total Income	40,020,240
Expenses:
Management fee	9,580,640
Administrative fee	5,679,029
Distribution service fees	480,743
Trustees’ fees and expenses	45,376
Other	38,967
Total expenses, before expense reductions	15,824,755
Expense reductions	(214)
Total expenses, after expense reductions	15,824,541

Net investment income (loss)	24,195,699

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	6,384,989
Foreign currency related transactions	(77)
6,384,912
Net unrealized appreciation (depreciation) during the period on investments	105,973,893

Net gain (loss) on investment transactions	112,358,805

Net increase (decrease) in net assets resulting from operations	$136,554,504

The accompanying notes are an integral part of the financial statements.

16

Statement of Changes in Net Assets

	Years Ended July 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	$24,195,699	$24,792,999
Net realized gain (loss) on investment transactions	6,384,912	(173,676,191)
Net unrealized appreciation (depreciation) on investment transactions during the period	105,973,893	(342,854,061)
Net increase (decrease) in net assets resulting from operations	136,554,504	(491,737,253)
Distributions to shareholders from: Net investment income: Class A	(1,246,885)	(416,272)
Class B	(190,820)	—
Class C	(73,634)	—
Class I	(403,374)	(236,980)
Class AARP	(298,183)	(126,470)
Class S	(27,353,262)	(12,988,674)
Net realized gains:
Class A	—	(6,972,903)
Class B	—	(2,378,527)
Class C	—	(781,729)
Class I	—	(1,936,842)
Class AARP	—	(1,350,936)
Class S	—	(138,963,534)
Fund share transactions:
Proceeds from shares sold	164,500,474	292,801,117
Reinvestment of distributions	27,752,821	157,935,495
Cost of shares redeemed	(368,337,630)	(816,125,604)
Net increase (decrease) in net assets from Fund share transactions	(176,084,335)	(365,388,992)
Increase (decrease) in net assets	(69,095,989)	(1,023,279,112)
Net assets at beginning of period	1,734,939,429	2,758,218,541

Net assets at end of period (including undistributed net investment income of $18,175,047 and $24,170,353, respectively)	$1,665,843,440	$1,734,939,429

The accompanying notes are an integral part of the financial statements.

17

Financial Highlights

Class A

Years Ended July 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.17	$26.58

Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.21	.00[c]
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.33)	(.41)

Total from investment operations	1.76	(5.12)	(.41)

Less distributions from:
Net investment income	(.31)	(.10)	—
Net realized gains on investment transactions	—	(1.69)	—

Total distributions	(.31)	(1.79)	—

Net asset value, end of period	$20.71	$19.26	$26.17

Total Return (%)[d]	9.31	(20.49)	(1.54	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	79	101
Ratio of expenses (%)	1.18	1.11	1.16	*
Ratio of net investment income (loss) (%)	1.33	.94	.17	*
Portfolio turnover rate (%)	93	52	80

[a]	For the period from June 25, 2001 (commencement of sales of Class A shares) to July 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005.
[d]	Total return does not reflect the effect of any sales charge.
*	Annualized
**	Not annualized

Class B

Years Ended July 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$19.16	$26.15	$26.58

Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.50	(5.32)	(.41)

Total from investment operations	1.60	(5.30)	(.43)

Less distributions from:
Net investment income	(.15)	—	—
Net realized gains on investment transactions	—	(1.69)	—

Total distributions	(.15)	(1.69)	—

Net asset value, end of period	$20.61	$19.16	$26.15

Total Return (%)[c]	8.42	(21.18)	(1.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	26	38
Ratio of expenses (%)	2.00	1.95	1.96	*
Ratio of net investment income (loss) (%)	.51	.10	(.63	)*
Portfolio turnover rate (%)	93	52	80

[a]	For the period from June 25, 2001 (commencement of sales of Class B shares) to July 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charge.
*	Annualized
**	Not annualized

18

Class C

Years Ended July 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$19.16	$26.16	$26.58

Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.34)	(.40)

Total from investment operations	1.61	(5.31)	(.42)

Less distributions from:
Net investment income	(.15)	—	—
Net realized gains on investment transactions	—	(1.69)	—

Total distributions	(.15)	(1.69)	—

Net asset value, end of period	$20.62	$19.16	$26.16

Total Return (%)[c]	8.43	(21.14)	(1.58	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	12
Ratio of expenses (%)	1.99	1.94	1.94	*
Ratio of net investment income (loss) (%)	.52	.11	(.60	)*
Portfolio turnover rate (%)	93	52	80

[a]	For the period from June 25, 2001 (commencement of sales of Class C shares) to July 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charge.
*	Annualized
**	Not annualized

Class I

Years Ended July 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.19	$26.58

Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.31	.02
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.34)	(.41)

Total from investment operations	1.84	(5.03)	(.39)

Less distributions from:
Net investment income	(.39)	(.21)	—
Net realized gains on investment transactions	—	(1.69)	—

Total distributions	—	(1.90)	—

Net asset value, end of period	$20.71	$19.26	$26.19

Total Return (%)	9.78	(20.16)	(1.47	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	21	32
Ratio of expenses (%)	.74	.69	.69	*
Ratio of net investment income (loss) (%)	1.77	1.36	.64	*
Portfolio turnover rate (%)	93	52	80

[a]	For the period from June 25, 2001 (commencement of sales of Class I shares) to July 31, 2001.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

19

Class AARP

Years Ended July 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.19	$29.03

Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.27	.25
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.35)	.04

Total from investment operations	1.80	(5.08)	.29

Less distributions from:
Net investment income	(.35)	(.16)	(.32)
Net realized gains on investment transactions	—	(1.69)	(2.81)

Total distributions	(.35)	(1.85)	(3.13)

Net asset value, end of period	$20.71	$19.26	$26.19

Total Return (%)	9.56	(20.33)	.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	17	16
Ratio of expenses (%)	.97	.89	.89	*
Ratio of net investment income (loss) (%)	1.54	1.16	1.11	*
Portfolio turnover rate (%)	93	52	80

[a]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Class S

Years Ended July 31,	2003	2002	2001	2000	1999[a]		1998[b]
Selected Per Share Data
Net asset value, beginning of period	$19.26	$26.18	$26.81	$30.05	$25.65		$28.98

Income (loss) from investment operations:
Net investment income (loss)[c]	.29	.27	.32	.33	.30[d]		.36
Net realized and unrealized gain (loss) on investment transactions	1.51	(5.34)	2.18	(1.73)	6.38		(1.59)

Total from investment operations	1.80	(5.07)	2.50	(1.40)	6.68		(1.23)

Less distributions from:
Net investment income	(.35)	(.16)	(.32)	(.39)	(.18)		(.24)
Net realized gains on investment transactions	—	(1.69)	(2.81)	(1.45)	(2.10)		(1.86)

Total distributions	(.35)	(1.85)	(3.13)	(1.84)	(2.28)		(2.10)

Net asset value, end of period	$20.71	$19.26	$26.18	$26.81	$30.05		$25.65

Total Return (%)	9.56	(20.30)	8.68	(4.61)	26.79	**	(4.54)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,520	1,581	2,558	2,078	2,555		1,997
Ratio of expenses before expense reductions (%)	.97	.89	.89	.95[e]	.87	*	.88
Ratio of expenses after expense reductions (%)	.97	.89	.89	.94[e]	.87	*	.88
Ratio of net investment income (loss) (%)	1.54	1.16	1.17	1.20	1.25	*	1.25
Portfolio turnover rate (%)	93	52	80	46	35	*	40

[a]	For the ten months ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from September 30 to July 31.
[b]	For the year ended September 30.
[c]	Based on average shares outstanding during the period.
[d]	Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .94% and .94%, respectively.
*	Annualized
**	Not annualized

20

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Company Value Fund (the “Fund”) is a diversified series of Value Equity Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $162,972,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($79,101,000) and July 31, 2011 ($83,871,000), the respective expiration dates, whichever occurs first.

21

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$18,175,047
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(162,972,000)
Net unrealized appreciation (depreciation) on investments	$183,594,650

In addition, during the years ended July 31, 2003 and July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income	$29,566,158	$26,180,353
Distributions from long-term capital gains	$—	$139,972,514

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $1,424,492,606 and $1,670,113,493, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund’s average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of .60% of the Fund’s average daily net assets.

22

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.325%, 0.375%, 0.350%, 0.10%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly for the period August 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund’s Trustees approved new Administrative Fee rates of 0.405%, 0.425%, 0.415%, 0.16%, 0.40% and 0.40% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2003
Class A	$278,139	$28,163
Class B	95,457	9,037
Class C	35,931	3,656
Class I	27,864	1,632
Class AARP	57,045	5,723
Class S	5,184,593	486,282

	$5,679,029	$534,493

The Administrative Services Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of these expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.005%, 1.02%, 1.01%, 0.755%, 0.995% and 0.995% for Class A, B, C, I, AARP and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

23

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2003
Class B	$177,509	$16,008
Class C	69,441	6,632

	$246,950	$22,640

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2003	Effective Rate
Class A	$153,070		$12,286.20%
Class B	57,778		4,355.24%
Class C	22,945		2,331.25%

	$233,793		$18,972

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended July 31, 2003 aggregated $9,832 and $70, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2003, the CDSC for Class B and C shares aggregated $63,177 and $634, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2003, SDI received $1,962.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

24

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $214 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,487,702	$28,025,493	2,136,936	$48,921,477
Class B	205,647	3,831,802	329,325	7,557,086
Class C	177,441	3,278,733	221,652	5,026,519
Class I	1,099,115	20,642,253	104,307	2,333,574
Class AARP	361,666	6,835,886	629,962	14,499,841
Class S	5,471,244	101,886,307	9,352,603	214,462,620

		$164,500,474		$292,801,117

Shares issued to shareholders in reinvestment of distributions
Class A	65,739	$1,221,430	325,739	$7,231,403
Class B	9,496	176,443	99,751	2,214,484
Class C	3,858	71,679	33,992	754,625
Class I	21,769	403,374	98,185	2,173,822
Class AARP	15,484	287,233	63,912	1,416,932
Class S	1,379,658	25,592,662	6,501,763	144,144,229

		$27,752,821		$157,935,495

Shares redeemed
Class A	(1,759,023)	$(32,746,518)	(2,217,489)	$(49,852,853)
Class B	(410,985)	(7,584,409)	(487,272)	(10,888,323)
Class C	(188,631)	(3,487,922)	(214,324)	(4,833,543)
Class I	(1,679,180)	(29,633,982)	(343,087)	(7,737,935)
Class AARP	(368,847)	(6,705,304)	(428,459)	(9,447,126)
Class S	(15,541,749)	(288,179,495)	(31,461,834)	(733,365,824)

		$(368,337,630)		$(816,125,604)

Net increase (decrease)
Class A	(205,582)	$(3,499,595)	245,186	$6,300,027
Class B	(195,842)	(3,576,164)	(58,196)	(1,116,753)
Class C	(7,332)	(137,510)	41,320	947,601
Class I	(558,296)	(8,588,355)	(140,595)	(3,230,539)
Class AARP	8,303	417,815	265,415	6,469,647
Class S	(8,690,847)	(160,700,526)	(15,607,468)	(374,758,975)

		$(176,084,335)		$(365,388,992)

25

Report of Independent Auditors

To the Trustees of Value Equity Trust and the Shareholders of Scudder Large Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Large Company Value Fund (the “Fund”) at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2003	PricewaterhouseCoopers LLP

26

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund’s fiscal year ended July 31, 2003, qualified for the dividends received deduction.

For federal income tax purposes, the fund designates $21,100,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

27

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59)Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	47

Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47

Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47

Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47

Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47

Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee	47

Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

28

Interested Trustees and Officers2

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	200

Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

John Millette (40) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Patrick Cannon (34) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a

Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
[3]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

29

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

30

Scudder Funds (continued)

Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market

A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund’s objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

31

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.

Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SDVAX	SDVBX	SDVCX
CUSIP Number	920390-861	920390-853	920390-846
Fund Number	449	649	749

32

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	SLCOX	SCDUX
Fund Number	249	049

33

Notes

[GRAPHIC APPEARS HERE]

34

ITEM 2. CODE OF ETHICS.

Scudder/DeAM Funds

Principal Executive and Principal Financial Officer Code of Ethics

For the Registered Management Investment Companies

Listed on Appendix A

Effective Date

[July 15, 2003]

I.	Overview

This Principal Executive Officer and Principal Financial Officer Code of Ethics (“Officer Code”) sets forth the policies, practices, and values expected to be exhibited in the conduct of the Principal Executive Officers and Principal Financial Officers of the investment companies (“Funds”) they serve (“Covered Officers”). A list of Covered Officers and Funds is included on Appendix A.

The Boards of the Funds listed on Appendix A have elected to implement the Officer Code, pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and the SEC’s rules thereunder, to promote and demonstrate honest and ethical conduct in their Covered Officers.

Deutsche Asset Management, Inc. or its affiliates (“DeAM”) serves as the investment adviser to each Fund. All Covered Officers are also employees of DeAM or an affiliate. Thus, in addition to adhering to the Officer Code, these individuals must comply with DeAM policies and procedures, such as the DeAM Code of Ethics governing personal trading activities, as adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940.1 In addition, such individuals also must comply with other applicable Fund policies and procedures.

The DeAM Compliance Officer, who shall not be a Covered Officer and who shall serve as such subject to the approval of the Fund’s Board (or committee thereof), is primarily responsible for implementing and enforcing this Code. The Compliance Officer has the authority to interpret this Officer Code and its applicability to particular circumstances. Any questions about the Officer Code should be directed to the DeAM Compliance Officer.

The DeAM Compliance Officer and his or her contact information can be found in Appendix A.

II.	Purposes of the Officer Code

The purposes of the Officer Code are to deter wrongdoing and to:

•	promote honest and ethical conduct among Covered Officers, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	promote full, fair, accurate, timely and understandable disclosures in reports and documents that the Funds file with or submit to the SEC (and in other public communications from the Funds) and that are within the Covered Officer’s responsibilities;

•	promote compliance with applicable laws, rules and regulations;

•	encourage the prompt internal reporting of violations of the Officer Code to the DeAM Compliance Officer; and

•	establish accountability for adherence to the Officer Code.

Any questions about the Officer Code should be referred to DeAM’s Compliance Officer.

1	The obligations imposed by the Officer Code are separate from, and in addition to, any obligations imposed under codes of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, and any other code of conduct applicable to Covered Officers in whatever capacity they serve. The Officer Code does not incorporate any of those other codes and, accordingly, violations of those codes will not necessarily be considered violations of the Officer Code and waivers granted under those codes would not necessarily require a waiver to be granted under this Code. Sanctions imposed under those codes may be considered in determining appropriate sanctions for any violation of this Code.

3

III.	Responsibilities of Covered Officers

A.	Honest and Ethical Conduct

It is the duty of every Covered Officer to encourage and demonstrate honest and ethical conduct, as well as adhere to and require adherence to the Officer Code and any other applicable policies and procedures designed to promote this behavior. Covered Officers must at all times conduct themselves with integrity and distinction, putting first the interests of the Fund(s) they serve. Covered Officers must be honest and candid while maintaining confidentiality of information where required by law, DeAM policy or Fund policy.

Covered Officers also must, at all times, act in good faith, responsibly and with due care, competence and diligence, without misrepresenting or being misleading about material facts or allowing their independent judgment to be subordinated. Covered Officers also should maintain skills appropriate and necessary for the performance of their duties for the Fund(s). Covered Officers also must responsibly use and control all Fund assets and resources entrusted to them.

Covered Officers may not retaliate against others for, or otherwise discourage the reporting of, actual or apparent violations of the Officer Code or applicable laws or regulations. Covered Officers should create an environment that encourages the exchange of information, including concerns of the type that this Code is designed to address.

B.	Conflicts of Interest

A “conflict of interest” occurs when a Covered Officer’s personal interests interfere with the interests of the Fund for which he or she serves as an officer. Covered Officers may not improperly use their position with a Fund for personal or private gain to themselves, their family, or any other person. Similarly, Covered Officers may not use their personal influence or personal relationships to influence decisions or other Fund business or operational matters where they would benefit personally at the Fund’s expense or to the Fund’s detriment. Covered Officers may not cause the Fund to take action, or refrain from taking action, for their personal benefit at the Fund’s expense or to the Fund’s detriment. Some examples of conflicts of interest follow (this is not an all-inclusive list): being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any immediate family member who is an employee of a Fund service provider or is otherwise associated with the Fund; or having an ownership interest in, or having any consulting or employment relationship with, any Fund service provider other than DeAM or its affiliates.

Certain conflicts of interest covered by this Code arise out of the relationships between Covered Officers and the Fund that already are subject to conflict of interest provisions in the Investment Company Act and the Investment Advisers Act. For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Covered Officers must comply with applicable laws and regulations. Therefore, any violations of existing statutory and regulatory prohibitions on individual behavior could be considered a violation of this Code.

As to conflicts arising from, or as a result of the advisory relationship (or any other relationships) between the Fund and DeAM, of which the Covered Officers are also officers or employees, it is recognized by the Board that, subject to DeAM’s fiduciary duties to the Fund, the Covered Officers will in the normal course of their duties (whether formally for the Fund or for DeAM, or for both) be involved in establishing policies and implementing decisions which will have different effects on

4

DeAM and the Fund. The Board recognizes that the participation of the Covered Officers in such activities is inherent in the contract relationship between the Fund and DeAM, and is consistent with the expectation of the Board of the performance by the Covered Officers of their duties as officers of the Fund.

Covered Officers should avoid actual conflicts of interest, and appearances of conflicts of interest, between the Covered Officer’s duties to the Fund and his or her personal interests beyond those contemplated or anticipated by applicable regulatory schemes. If a Covered Officer suspects or knows of a conflict or an appearance of one, the Covered Officer must immediately report the matter to the DeAM Compliance Officer. If a Covered Officer, in lieu of reporting such a matter to the DeAM Compliance Officer, may report the matter directly to the Fund’s Board (or committee thereof), as appropriate (e.g., if the conflict involves the DeAM Compliance Officer or the Covered Officer reasonably believes it would be futile to report the matter to the DeAM Compliance Officer).

When actual, apparent or suspected conflicts of interest arise in connection with a Covered Officer, DeAM personnel aware of the matter should promptly contact the DeAM Compliance Officer. There will be no reprisal or retaliation against the person reporting the matter.

Upon receipt of a report of a possible conflict, the DeAM Compliance Officer will take steps to determine whether a conflict exists. In so doing, the DeAM Compliance Officer may take any actions he or she determines to be appropriate in his or her sole discretion and may use all reasonable resources, including retaining or engaging legal counsel, accounting firms or other consultants, subject to applicable law.2 The costs associated with such actions may be borne by the Fund, if appropriate, after consultation with the Fund’s Board (or committee thereof). Otherwise, such costs will be borne by DeAM or other appropriate Fund service provider.

After full review of a report of a possible conflict of interest, the DeAM Compliance Officer may determine that no conflict or reasonable appearance of a conflict exists. If, however, the DeAM Compliance Officer determines that an actual conflict exists, the Compliance Officer will resolve the conflict solely in the interests of the Fund, and will report the conflict and its resolution to the Fund’s Board (or committee thereof). If the DeAM Compliance Officer determines that the appearance of a conflict exists, the DeAM Compliance Officer will take appropriate steps to remedy such appearance. In lieu of determining whether a conflict exists and/or resolving a conflict, the DeAM Compliance Officer instead may refer the matter to the Fund’s Board (or committee thereof), as appropriate. However, the DeAM Compliance Officer must refer the matter to the Fund’s Board (or committee thereof) if the DeAM Compliance Officer is directly involved in the conflict or under similar appropriate circumstances.

After responding to a report of a possible conflict of interest, the DeAM Compliance Officer will discuss the matter with the person reporting it (and with the Covered Officer at issue, if different) for purposes of educating those involved on conflicts of interests (including how to detect and avoid them, if appropriate).

Appropriate resolution of conflicts may restrict the personal activities of the Covered Officer and/or his family, friends or other persons.

Solely because a conflict is disclosed to the DeAM Compliance Officer (and/or the Board or Committee thereof) and/or resolved by the DeAM Compliance Officer does not mean that the conflict or its resolution constitutes a waiver from the Code’s requirements.

2	For example, retaining a Fund’s independent accounting firm may require pre-approval by the Fund’s audit committee.

5

Any questions about conflicts of interests, including whether a particular situation might be a conflict or an appearance of one, should be directed to the DeAM Compliance Officer.

C.	Use of Personal Fund Shareholder Information

A Covered Officer may not use or disclose personal information about Fund shareholders, except in the performance of his or her duties for the Fund. Each Covered Officer also must abide by the Funds’ and DeAM’s privacy policies under SEC Regulation S-P.

D.	Public Communications

In connection with his or her responsibilities for or involvement with a Fund’s public communications and disclosure documents (e.g., shareholder reports, registration statements, press releases), each Covered Officer must provide information to Fund service providers (within the DeAM organization or otherwise) and to the Fund’s Board (and any committees thereof), independent auditors, government regulators and self-regulatory organizations that is fair, accurate, complete, objective, relevant, timely and understandable.

Further, within the scope of their duties, Covered Officers having direct or supervisory authority over Fund disclosure documents or other public Fund communications will, to the extent appropriate within their area of responsibility, endeavor to ensure full, fair, timely, accurate and understandable disclosure in Fund disclosure documents. Such Covered Officers will oversee, or appoint others to oversee, processes for the timely and accurate creation and review of all public reports and regulatory filings. Within the scope of his or her responsibilities as a Covered Officer, each Covered Officer also will familiarize himself or herself with the disclosure requirements applicable to the Fund, as well as the business and financial operations of the Fund. Each Covered Officer also will adhere to, and will promote adherence to, applicable disclosure controls, processes and procedures, including DeAM’s Disclosure Controls and Procedures, which govern the process by which Fund disclosure documents are created and reviewed.

To the extent that Covered Officers participate in the creation of a Fund’s books or records, they must do so in a way that promotes the accuracy, fairness and timeliness of those records.

E.	Compliance with Applicable Laws, Rules and Regulations

In connection with his or her duties and within the scope of his or her responsibilities as a Covered Officer, each Covered Officer must comply with governmental laws, rules and regulations, accounting standards, and Fund policies/procedures that apply to his or her role, responsibilities and duties with respect to the Funds (“Applicable Laws”). These requirements do not impose on Covered Officers any additional substantive duties. Additionally, Covered Officers should promote compliance with Applicable Laws.

If a Covered Officer knows of any material violations of Applicable Laws or suspects that such a violation may have occurred, the Covered Officer is expected to promptly report the matter to the DeAM Compliance Officer.

6

IV.	Violation Reporting

A.	Overview

Each Covered Officer must promptly report to the DeAM Compliance Officer, and promote the reporting of, any known or suspected violations of the Officer Code. Failure to report a violation may be a violation of the Officer Code.

Examples of violations of the Officer Code include, but are not limited to, the following:

•	Unethical or dishonest behavior

•	Obvious lack of adherence to policies surrounding review and approval of public communications and regulatory filings

•	Failure to report violations of the Officer Code

•	Known or obvious deviations from Applicable Laws

•	Failure to acknowledge and certify adherence to the Officer Code

The DeAM Compliance Officer has the authority to take any and all action he or she considers appropriate in his or her sole discretion to investigate known or suspected Code violations, including consulting with the Fund’s Board, the independent Board members, a Board committee, the Fund’s legal counsel and/or counsel to the independent Board members. The Compliance Officer also has the authority to use all reasonable resources to investigate violations, including retaining or engaging legal counsel, accounting firms or other consultants, subject to applicable law.3 The costs associated with such actions may be borne by the Fund, if appropriate, after consultation with the Fund’s Board (or committee thereof). Otherwise, such costs will be borne by DeAM.

B.	How to Report

Any known or suspected violations of the Officer Code must be promptly reported to the DeAM Compliance Officer.

C.	Process for Violation Reporting to the Fund Board

The DeAM Compliance Officer will promptly report any violations of the Code to the Fund’s Board (or committee thereof).

D.	Sanctions for Code Violations

Violations of the Code will be taken seriously. In response to reported or otherwise known violations, DeAM and the relevant Fund’s Board may impose sanctions within the scope of their respective authority over the Covered Officer at issue. Sanctions imposed by DeAM could include termination of employment. Sanctions imposed by a Fund’s Board could include termination of association with the Fund.

V.	Waivers from the Officer Code

A Covered Officer may request a waiver from the Officer Code by transmitting a written request for a waiver to the DeAM Compliance Officer.4 The request must include the rationale for the request and must explain how the waiver would be in furtherance of the standards of conduct described in and underlying purposes of the Officer Code. The DeAM Compliance Officer will present this information to the Fund’s Board (or committee thereof). The Board (or committee)

3	For example, retaining a Fund’s independent accounting firm may require pre-approval by the Fund’s audit committee.
4	Of course, it is not a waiver of the Officer Code if the Fund’s Board (or committee thereof) determines that a matter is not a deviation from the Officer Code’s requirements or is otherwise not covered by the Code.

7

will determine whether to grant the requested waiver. If the Board (or committee) grants the requested waiver, the DeAM Compliance Officer thereafter will monitor the activities subject to the waiver, as appropriate, and will promptly report to the Fund’s Board (or committee thereof) regarding such activities, as appropriate.

The DeAM Compliance Officer will coordinate and facilitate any required public disclosures of any waivers granted or any implicit waivers.

VI.	Amendments to the Code

The DeAM Compliance Officer will review the Officer Code from time to time for its continued appropriateness and will propose any amendments to the Fund’s Board (or committee thereof) on a timely basis. In addition, the Board (or committee thereof) will review the Officer Code at least annually for its continued appropriateness and may amend the Code as necessary or appropriate.

The DeAM Compliance Officer will coordinate and facilitate any required public disclosures of Code amendments.

VII.	Acknowledgement and Certification of Adherence to the Officer Code

Each Covered Officer must sign a statement upon appointment as a Covered Officer and annually thereafter acknowledging that he or she has received and read the Officer Code, as amended or updated, and confirming that he or she has complied with it (see Appendix B: Acknowledgement and Certification of Obligations Under the Officer Code).

Understanding and complying with the Officer Code and truthfully completing the Acknowledgement and Certification Form is each Covered Officer’s obligation.

The DeAM Compliance Officer will maintain such Acknowledgements in the Fund’s books and records.

VIII.	Scope of Responsibilities

A Covered Officer’s responsibilities under the Officer Code are limited to:

(1)	Fund matters over which the Officer has direct responsibility or control, matters in which the Officer routinely participates, and matters with which the Officer is otherwise involved (i.e., matters within the scope of the Covered Officer’s responsibilities as a Fund officer); and

(2)	Fund matters of which the Officer has actual knowledge.

IX.	Recordkeeping

The DeAM Compliance Officer will create and maintain appropriate records regarding the implementation and operation of the Officer Code, including records relating to conflicts of interest determinations and investigations of possible Code violations.

8

X.	Confidentiality

All reports and records prepared or maintained pursuant to this Officer Code shall be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Officer Code, such matters shall not be disclosed to anyone other than the DeAM Compliance Officer, the Fund’s Board (or committee thereof), legal counsel, independent auditors, and any consultants engaged by the Compliance Officer.

9

Appendices

Appendix A:

List of Officers Covered under the Code, by Board:

Fund Board	Principal Executive Officers	Principal Financial Officers	Other Persons with Similar Functions
Boston	Richard T. Hale	Charles A. Rizzo	—

DeAM Compliance Officer:

Name: Amy Olmert

DeAM Department: Compliance

Phone Numbers: 410-895-3661 (Baltimore) and 212-454-0111 (New York)

Fax Numbers: 410-895-3837 (Baltimore) and 212-454-2152 (New York)

As of: [July 15], 2003

10

Appendix B: Acknowledgement and Certification

Initial Acknowledgement and Certification

of Obligations Under the Officer Code

Print Name	Department	Location	Telephone

1.	I acknowledge and certify that I am a Covered Officer under the Scudder Fund Principal Executive and Financial Officer Code of Ethics (“Officer Code”), and therefore subject to all of its requirements and provisions.

2.	I have received and read the Officer Code and I understand the requirements and provisions set forth in the Officer Code.

3.	I have disclosed any conflicts of interest of which I am aware to the DeAM Compliance Officer.

4.	I will act in the best interest of the Funds for which I serve as an officer and have maintained the confidentiality of personal information about Fund shareholders.

5.	I will report any known or suspected violations of the Officer Code in a timely manner to the DeAM Compliance Officer.

Signature	Date

11

Annual Acknowledgement and Certification

of Obligations Under the Officer Code

Print Name	Department	Location	Telephone

6.	I acknowledge and certify that I am a Covered Officer under the Scudder Fund Principal Executive and Financial Officer Code of Ethics (“Officer Code”), and therefore subject to all of its requirements and provisions.

7.	I have received and read the Officer Code, and I understand the requirements and provisions set forth in the Officer Code.

8.	I have adhered to the Officer Code.

9.	I have not knowingly been a party to any conflict of interest, nor have I had actual knowledge about actual or apparent conflicts of interest that I did not report to the DeAM Compliance Officer in accordance with the Officer Code’s requirements.

10.	I have acted in the best interest of the Funds for which I serve as an officer and have maintained the confidentiality of personal information about Fund shareholders.

11.	With respect to the duties I perform for the Fund as a Fund officer, I believe that effective processes are in place to create and file public reports and documents in accordance with applicable regulations.

12.	With respect to the duties I perform for the Fund as a Fund officer, I have complied to the best of my knowledge with all Applicable Laws (as that term is defined in the Officer Code) and have appropriately monitored those persons under my supervision for compliance with Applicable Laws.

13.	I have reported any known or suspected violations of the Officer Code in a timely manner to the DeAM Compliance Officer.

Signature	Date

12

Appendix C: Definitions

Principal Executive Officer

Individual holding the office of President of the Fund or series of Funds, or a person performing a similar function.

Principal Financial Officer

Individual holding the office of Treasurer of the Fund or series of Funds, or a person performing a similar function.

Registered Investment Management Investment Company

Registered investment companies other than a face-amount certificate company or a unit investment trust.

Waiver

A waiver is an approval of an exemption from a Code requirement.

Implicit Waiver

An implicit waiver is the failure to take action within a reasonable period of time regarding a material departure from a requirement or provision of the Officer Code that has been made known to the DeAM Compliance Officer or the Fund’s Board (or committee thereof).

13

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Louis E. Levy. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not currently applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

48

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Large Company Value Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	September 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Large Company Value Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	September 22, 2003

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	September 22, 2003

49

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1444

VALUE EQUITY TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (617) 295-2663

Salvatore Schiavone

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Date of fiscal year end: 7/31

Date of reporting period: 1/31/2004

ITEM 1. REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Large Company

Value Fund

Semiannual Report to Shareholders

January 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2

Performance Summary January 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestments of all dividends and capital gains, and is not indicative of future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04

Scudder Large Company Value Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	15.73%	33.90%	-1.43%	2.19%	8.72%
Class B	15.28%	32.89%	-2.23%	1.37%	7.85%
Class C	15.29%	32.96%	-2.20%	1.39%	7.88%
Russell 1000 Value Index+	16.86%	35.60%	1.68%	3.76%	11.66%

Scudder Large Company Value Fund	6-Month++	1-Year	Life of Class*
Class I	16.05%	34.57%	.09%
Russell 1000 Value Index+	16.86%	35.60%	2.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
*	Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.

3

Net Asset Value and Distribution Information

	Class A	Class B	Class C		Class I
Net Asset Value:
1/31/04	$23.77	$23.76	$23.77		$23.73
7/31/03	$20.71	$20.61	$20.62		$20.71
Distribution Information:
Six Months:
Income Dividends as of 1/31/04	$.19	$—	$.00	**	$.29

**	Amount is less than $.005.

Class A Lipper Rankings - Large-Cap Value Funds Category as of 1/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	177	of	405	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[ ] Scudder Large Company Value Fund - Class A

[ ] Russell 1000 Value Index+

[GRAPHIC APPEARS HERE]

Yearly periods ended January 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04

Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$12,620 26.20%	$9,027 -3.35%	$10,503 .99%	$21,748 8.08%
Class B	Growth of $10,000 Average annual total return	$12,989 29.89%	$9,174 -2.83%	$10,617 1.20%	$21,292 7.85%
Class C	Growth of $10,000 Average annual total return	$13,163 31.63%	$9,261 -2.53%	$10,608 1.19%	$21,132 7.77%
Russell 1000 Value Index+	Growth of $10,000 Average annual total return	$13,560 35.60%	$10,513 1.68%	$12,027 3.76%	$30,129 11.66%

Scudder Large Company Value Fund				1-Year	Life of Class*
Class I	Growth of $10,000 Average annual total return			$13,457 34.57%	$10,023 .09%
Russell 1000 Value Index+	Growth of $10,000 Average annual total return			$13,560 35.60%	$10,688 2.61%

The growth of $10,000 is cumulative.

*	Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.
+	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have assumed same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04

Scudder Large Company Value Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	15.88%	34.29%	-1.19%	2.45%	9.01%
Class AARP	15.88%	34.22%	-1.19%	2.45%	9.01%
Russell 1000 Value Index+	16.86%	35.60%	1.68%	3.76%	11.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

5

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
1/31/04	$23.75	$23.75
7/31/03	$20.71	$20.71
Distribution Information:
Six Months:
Income Dividends as of 1/31/04	$.24	$.24

++	Total returns shown for periods less than one year are not annualized.

Class S Lipper Rankings - Large-Cap Value Funds Category as of 1/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	160	of	405	40
3-Year	124	of	295	42
5-Year	106	of	221	48
10-Year	54	of	86	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[ ] Scudder Large Company Value Fund - Class S

[ ] Russell 1000 Value Index+

[GRAPHIC APPEARS HERE]

Yearly periods ended January 31

Comparative Results as of 1/31/04

Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000 Average annual total return	$13,429 34.29%	$9,647 -1.19%	$11,285 2.45%	$23,693 9.01%
Class AARP	Growth of $10,000 Average annual total return	$13,422 34.22%	$9,647 -1.19%	$11,285 2.45%	$23,693 9.01%
Russell 1000 Value Index+	Growth of $10,000 Average annual total return	$13,560 35.60%	$10,513 1.68%	$12,027 3.76%	$30,129 11.66%

The growth of $10,000 is cumulative.

+	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

6

Portfolio Management Review

In the following interview, Lead Portfolio Manager Thomas Sassi addresses the economy, the management team’s approach and the resulting performance of Scudder Large Company Value Fund for the six-month period ended January 31, 2004.

Q: How would you characterize the market environment during the period?

A: The equity markets recorded strong gains during the period, driven primarily by exceptionally low interest rates and the Federal Reserve Board’s ability to quell concerns about imminent increases. When interest rates rise, especially when they rise quickly, corporate debt that is used to help grow a business becomes more expensive. Larger debt payments - due to higher interest rates - can sometimes squeeze potential corporate profits and inhibit a company’s ability to reinvest in itself or pay its shareholders through dividends. Large-company stocks, however, again trailed their more potent small-company counterparts. Also, lesser-quality issues - those of companies with perceived problems that could inhibit long-term growth - thrived in an environment of speculation. Value stocks outperformed growth stocks.

The economy continued to show signs of recovery throughout the third quarter of 2003, with the notable exception of September. The market’s temporary setback during that month was caused by concerns such as weaker-than-expected economic data, including higher jobless claims (a measure of unemployment); the Bush administration’s announcement that it has raised budget estimates for the rebuilding of Iraq; and New York State Attorney General Eliot Spitzer’s investigation into improper practices at the New York Stock Exchange and within various mutual fund complexes.

Market performance stabilized during the fourth quarter. Leading economic indicators (those suggesting the direction of the economy) continued to improve. For instance, jobless claims began to moderate and gross domestic product (generally, the total market value of all goods and services produced in the United States) figures were robust, although somewhat lower than economists had forecasted.

The New Year began with strong moves in economically sensitive areas, particularly in technology. During the second half of the month, however, the market reversed after the Federal Reserve Board announced that it might raise interest rates sooner than expected.

Q: How did the fund perform during the period?

A: Scudder Large Company Value Fund Class A shares returned 15.73% (unadjusted for maximum sales charges and would have been lower if sales charges had been included) for the six months ended January 31, 2004. Past performance is no guarantee of future results. The fund edged out the 15.23% return of the Standard & Poor’s 500 index (S&P 500).1 Nevertheless, fund performance trailed the fund’s value benchmark, the Russell 1000 Value Index, which returned 16.86%.2 In addition, fund performance fell just shy of the 15.86% average of the fund’s peers in the Large-Cap Value Funds category, as measured by Lipper Inc., for the same period.3 (This fund has several different share classes. Please see pages 3 through 7 for performance of other share classes and more complete performance information.)

[1]	The Standard & Poor’s (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[2]	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[3]	The Lipper Large-Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market.

Index and category returns include the reinvestment of all distributions. It is not possible to invest directly in an index or category.

7

While the period saw a fairly broad market rally, the market’s rotation into lower quality names - generally, those with weak earnings and dividend growth - proved challenging for the fund. Our bias toward higher-quality value names with the potential for robust earnings and dividend growth resulted in the fund’s lesser ability to participate in this market environment. We are pleased, nonetheless, with the fund’s absolute performance.

Q: How have you taken advantage of the economic recovery and market strength?

A: We had established a slight procyclical (or economically sensitive) tilt to the portfolio, building positions in industries that typically benefit from a robust economy. While we’ve made no major shifts, we have made subtle changes, adding to the fund’s industrials and energy positions and taking profits in technology and retail names that have done well. The fund has, for example, bought Avery Dennison Corp. - a leading maker of adhesive labels. The fund has also added to consumer staples holdings to mitigate an underweighting (or proportionately smaller stake) compared with the index. Notably, the fund purchased Kimberly-Clark Corp., the world leader in personal paper products, and foods producer General Mills, Inc.

During the period, we also trimmed the fund’s holdings in financial stocks, the fund’s largest sector stake, taking profits on companies such as Freddie Mac and JP Morgan Chase & Co., which had performed extremely well. Consistent with risk management discipline, the fund also cut back on Bank of America Corp., which in October 2003 announced plans to acquire FleetBoston Financial Corp., another portfolio holding, at a very sizable premium. Otherwise, the stocks’ combined weighting (because they now are essentially one company) would have exceeded prospectus limits.

Q: What were the contributing factors to the fund’s solid absolute performance?

A: Consumer discretionary and industrial stocks were top contributors throughout the period. Although industry positioning added to performance, adept stock selection was the key.

Within the consumer discretionary sector, we focused on retailers. Both Nordstrom Inc. and Sears Roebuck were sold during the period to lock in their substantial gains. The fund reinvested the proceeds in stocks with lower valuations that we believed offered more favorable risk/reward profiles. The fund continues to hold Limited Brands among the portfolio’s 10 largest holdings, as it had lagged its other retailers and is therefore still attractive on a valuation basis. This stock, and other promising names, such as Target Corp., enable the fund to gain exposure to the retail sector, while maintaining its trademark portfolio characteristics: below-market price-to-earnings ratios, healthy balance sheets and attractive yields.

Two of the fund’s largest industrial stock holdings, Honeywell International, Inc. and Emerson Electric Co., also were the top contributors to performance in this sector. Honeywell International, Inc. led the pack with strong revenue growth and a positive earnings outlook; the company demonstrated momentum in each of its four business groups going into the New Year. Emerson Electric Co. posted solid gains due to sales growth in all its divisions, and company management is optimistic about future earnings growth.

8

Q: What detracted from performance?

A: As we mentioned earlier, the market’s bias toward lower-quality names worked against us. Further, over time the fund had built a significant overweight - a proportionately greater exposure than the benchmark - in health care. Concern about pending Medicare legislation throughout much of the period caused many investors to sell off their health care holdings. The sector proved to be the poorest performer of the period by far, with particular weakness in pharmaceutical stocks, of which the portfolio has a large concentration. Fund holdings such as Merck & Co., Inc. sank on earnings shortfalls and failures in late-stage drug testing, while Wyeth suffered losses after the company established a $10 billion reserve to contend with pending legal claims in connection to a recalled diet drug.

As is consistent with our approach, however, we have taken advantage of weakness in the pharmaceutical industry to add to the portfolio out-of-favor stocks with strong fundamental, or basic, characteristics, including strong long-term earnings growth and astute management. During the period, we added to the portfolio positions in Merck & Co., Inc., Johnson & Johnson and Pfizer, Inc.

Q: Do you believe the fund provides a means to benefit from recent tax law changes that make dividend-paying stocks more attractive?

A: I do. Achieving dividend yield and dividend growth are two of the hallmark strategies of the portfolio. Of the vast number of stocks held, all but two are dividend paying, while most pay premium yields, or yields above the market average.

It is intended that the fund gain exposure to dividend-paying stocks, as well as to quality names and diversification, which we believe is critical to mitigating risk.

Q: How would you describe your stock selection strategy and fund management approach?

A: Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with our contrarian investment philosophy. That is, we look for high-quality companies that have fallen out-of-favor with the market, for one reason or another, and are trading at below-market valuations.

We screen a universe of potential “value” investments to find stocks with low price-to-earnings ratios, low price-to-book ratios and above-market dividend yields. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active value managers. While many of our peers manage their portfolios to closely mimic the benchmark, we don’t. We believe that we can add more value by selecting stocks based on our research than by choosing them based solely on how they are represented in the Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while most of the fund’s holdings are shared by the benchmark index, the portfolio’s weightings (the amount of assets the fund holds) in those stocks, and within various market sectors, often may be quite different.

Most importantly, we are consistent in our approach. We do not intend to sway from our contrarian value strategy for the short-term gains that could come from stocks that don’t fit our investment criteria. This strategy has been successful for us in the past and we believe that it should benefit Scudder Large Company Value Fund shareholders in the future. Of course, past performance is never a guarantee of future results.

Q: Do you have any other comments for shareholders?

A: As always, we thank shareholders for their continued commitment to the fund. We look forward to continuing to serve you and to helping you achieve your long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

9

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03
Common Stocks	95%	93%
Cash Equivalents	5%	7%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/04	7/31/03
Financials	33%	35%
Health Care	15%	13%
Information Technology	13%	10%
Industrials	12%	12%
Energy	7%	8%
Materials	7%	8%
Consumer Discretionary	6%	10%
Consumer Staples	5%	3%
Telecommunication Services	2%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (27.7% of Portfolio)

1. J.P. Morgan Chase & Co. Provider of global financial services	3.6%
2. FleetBoston Financial Corp. Provider of commercial banking services	3.4%
3. PNC Financial Services Group Provider of commercial banking services	3.0%
4. Bristol-Myers Squibb Co. Provider of diversified pharmaceuticals and consumer products	2.8%
5. ExxonMobil Corp. Explorer and producer of oil and gas	2.6%
6. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.5%
7. Limited Brands Operator of women’s apparel stores	2.5%
8. US Bancorp. Provider of diversified financial services	2.5%
9. General Electric Co. Operator of an industrial conglomerate	2.4%
10. Citigroup, Inc. Provider of diversified financial services	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

10

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)
Common Stocks 95.0%
Consumer Discretionary 5.9%
Hotels, Restaurants & Leisure 1.2%
McDonald’s Corp.	784,500	20,193,030

Multiline Retail 1.2%
Target Corp.	547,300	20,775,508

Specialty Retail 3.5%
Limited Brands	2,399,900	43,678,180
Sherwin-Williams Co.	551,300	18,600,862

		62,279,042

Consumer Staples 4.8%
Food Products 3.9%
ConAgra Foods, Inc.	937,800	24,326,532
General Mills, Inc.	304,700	13,842,521
Sara Lee Corp.	1,400,900	29,867,188

		68,036,241

Household Products 0.9%
Kimberly-Clark Corp.	276,200	16,312,372

Energy 7.1%
Oil & Gas
BP PLC (ADR)	664,700	31,639,720
ChevronTexaco Corp.	249,000	21,501,150
ConocoPhillips	391,556	25,795,709
ExxonMobil Corp.	1,112,130	45,363,783

		124,300,362

Financials 31.0%
Banks 18.1%
AmSouth Bancorp.	1,327,700	32,794,190
Bank of America Corp.	230,980	18,815,631
BB&T Corp.	570,900	21,180,390
FleetBoston Financial Corp.	1,362,554	60,742,657
National City Corp.	819,100	28,275,332
PNC Financial Services Group	935,800	52,882,058
SunTrust Banks, Inc.	242,700	17,561,772
US Bancorp.	1,538,200	43,484,914
Wachovia Corp.	904,500	41,824,080

		317,561,024

Diversified Financial Services 9.6%
Bear Stearns Companies, Inc.	239,300	19,706,355
Citigroup, Inc.	863,530	42,727,464
Fannie Mae	313,900	24,201,690
Freddie Mac	302,900	18,907,018
J.P. Morgan Chase & Co.	1,623,260	63,128,582

		168,671,109

Insurance 3.3%
Allstate Corp.	561,300	25,516,698
American International Group, Inc.	277,000	19,237,650
Jefferson-Pilot Corp.	266,900	13,702,646

		58,456,994

Health Care 13.9%
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	1,534,100	44,719,015

Pharmaceuticals 11.4%
Abbott Laboratories	644,100	27,747,828
Bristol-Myers Squibb Co.	1,737,200	48,728,460
Johnson & Johnson	569,000	30,395,980
Merck & Co., Inc.	681,600	32,444,160
Pfizer, Inc.	928,114	33,996,816
Wyeth	640,400	26,224,380

		199,537,624

Industrials 11.4%
Aerospace & Defense 2.9%
Honeywell International, Inc.	1,143,800	41,314,056
United Technologies Corp.	101,500	9,697,310

		51,011,366

Commercial Services & Supplies 2.1%
Avery Dennison Corp.	422,300	26,250,168
Pitney Bowes, Inc.	279,000	11,321,820

		37,571,988

Electrical Equipment 1.5%
Emerson Electric Co.	404,700	25,860,330

Industrial Conglomerates 4.4%
General Electric Co.	1,284,600	43,201,098
Textron, Inc.	655,100	34,903,728

		78,104,826

Trading Companies & Distributors 0.5%
W.W. Grainger, Inc.	180,000	8,665,200

Information Technology 12.5%
Communications Equipment 0.6%
Nokia Oyj (ADR)	501,200	10,354,792
Computers & Peripherals 3.6%
Hewlett-Packard Co.	1,064,600	25,326,834
International Business Machines Corp.	389,100	38,610,393

		63,937,227

Electronic Equipment & Instruments 2.4%
Waters Corp.*	1,107,900	42,000,489

IT Consulting & Services 2.2%
Automatic Data Processing, Inc.	913,500	39,052,125

Semiconductors & Semiconductor Equipment 3.7%
Applied Materials, Inc.*	844,100	18,367,616
Intel Corp.	1,062,900	32,524,740
Texas Instruments, Inc.	438,200	13,737,570

		64,629,926

Materials 6.3%
Chemicals 3.2%
Air Products & Chemicals, Inc.	352,500	17,593,275
Dow Chemical Co.	942,900	39,554,655

		57,147,930

Containers & Packaging 2.2%
Sonoco Products Co.	1,617,300	38,135,934

Metals & Mining 0.9%
Alcoa, Inc.	474,300	16,211,574

Telecommunication Services 1.8%
Diversified Telecommunication Services
SBC Communications, Inc.	1,255,400	32,012,700

Utilities 0.3%
Electric Utilities
FPL Group, Inc.	84,000	5,523,000

Total Common Stocks (Cost $1,318,230,417)		1,671,061,728

Cash Equivalents 5.0%
Scudder Cash Management QP Trust 1.09% (b) (Cost $87,099,250)	87,099,250	87,099,250

Total Investment Portfolio - 100.0% (Cost $1,405,329,667) (a)		1,758,160,978

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $1,413,993,077. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $344,167,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $356,809,414 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,641,513.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

11

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)

Assets
Investments: Investments in securities, at value (cost $1,318,230,417)	$1,671,061,728
Investment in Scudder Cash Management QP Trust (cost $87,099,250)	87,099,250

Total investments in securities, at value (cost $1,405,329,667)	1,758,160,978

Cash	10,000
Receivable for investments sold	19,872,037
Dividends receivable	3,059,128
Interest receivable	59,187
Receivable for Fund shares sold	924,531

Total assets	1,782,085,861

Liabilities
Payable for investments purchased	8,677,161
Payable for Fund shares redeemed	13,495,383
Accrued management fee	948,550
Other accrued expenses and payables	633,107

Total liabilities	23,754,201

Net assets, at value	$1,758,331,660

Net Assets
Net assets consist of:
Undistributed net investment income	14,031,616
Net unrealized appreciation (depreciation) on investments	352,831,311
Accumulated net realized gain (loss)	(88,554,248)
Paid-in capital	1,480,022,981

Net assets, at value	$1,758,331,660

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($93,848,334 / 3,947,399 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.77
Maximum offering price per share (100 / 94.25 of $23.77)	$25.22
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,039,381 / 1,137,958 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.76
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($11,755,696 / 494,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.77
Maximum offering price per share (100 / 99.00 of $23.77)	$24.01
Class I
Net Asset Value, offering and redemption price per share ($10,768,510 / 453,822 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.73
Class AARP
Net Asset Value, offering and redemption price per share ($28,562,056 / 1,202,599 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.75
Class S
Net Asset Value, offering and redemption price per share ($1,586,357,683 / 66,802,666 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.75

The accompanying notes are an integral part of the financial statements.

12

Statement of Operations for the six months ended January 31, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $51,948)	$22,598,935
Interest - Scudder Cash Management QP Trust	460,288

Total Income	23,059,223

Expenses:
Management fee	5,229,846
Administrative fee	3,501,040
Distribution service fees	282,495
Trustees’ fees and expenses	35,424
Other	5,506

Total expenses, before expense reductions	9,054,311

Expense reductions	(81,250)

Total expenses, after expense reductions	8,973,061

Net investment income (loss)	14,086,162

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	83,686,191
Net unrealized appreciation (depreciation) during the period on investments	159,968,061
Net gain (loss) on investment transactions	243,654,252
Net increase (decrease) in net assets resulting from operations	$257,740,414

The accompanying notes are an integral part of the financial statements.

13

Statement of Changes in Net Assets

	Six Months Ended January 31, 2004 (Unaudited)	Year Ended January 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,086,162	$24,195,699
Net realized gain (loss) on investment transactions	83,686,191	6,384,912
Net unrealized appreciation (depreciation) on investment transactions during the period	159,968,061	105,973,893
Net increase (decrease) in net assets resulting from operations	257,740,414	136,554,504
Distributions to shareholders from:
Net investment income:
Class A	(741,557)	(1,246,885)
Class B	—	(190,820)
Class C	(1,238)	(73,634)
Class I	(125,168)	(403,374)
Class AARP	(239,616)	(298,183)
Class S	(17,122,014)	(27,353,262)
Fund share transactions:
Proceeds from shares sold	80,839,698	164,500,474
Reinvestment of distributions	17,097,871	27,752,821
Cost of shares redeemed	(244,960,170)	(368,337,630)
Net increase (decrease) in net assets from Fund share transactions	(147,022,601)	(176,084,335)
Increase (decrease) in net assets	92,488,220	(69,095,989)

Net assets at beginning of period	1,665,843,440	1,734,939,429

Net assets at end of period (including undistributed net investment income of $14,031,616 and $18,175,047, respectively)	$1,758,331,660	$1,665,843,440

The accompanying notes are an integral part of the financial statements.

14

Financial Highlights

Class A

Years Ended July 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.71		$19.26	$26.17	$26.58

Income (loss) from investment operations:
Net investment income (loss)[c]	.16		.25	.21	.00[d]
Net realized and unrealized gain (loss) on investment transactions	3.09		1.51	(5.33)	(.41)

Total from investment operations	3.25		1.76	(5.12)	(.41)

Less distributions from:
Net investment income	(.19)		(.31)	(.10)	—
Net realized gains on investment transactions	—		—	(1.69)	—

Total distributions	(.19)		(.31)	(1.79)	—

Net asset value, end of period	$23.77		$20.71	$19.26	$26.17

Total Return (%)[e]	15.73f	**	9.31	(20.49)	(1.54	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94		81	79	101
Ratio of expenses before expense reductions (%)	1.23	*	1.18	1.11	1.16	*
Ratio of expenses after expense reductions (%)	1.23	*	1.18	1.11	1.16	*
Ratio of net investment income (loss) (%)	1.41	*	1.33	.94	.17	*
Portfolio turnover rate (%)	43	*	93	52	80

[a]	For the six months ended January 31, 2004 (Unaudited).
[b]	For the period from June 25, 2001 (commencement of operations of Class A shares) to July 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Amount is less than $.005.
[e]	Total return does not reflect the effect of any sales charge.
[f]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended July 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.61		$19.16	$26.15	$26.58

Income (loss) from investment operations:
Net investment income (loss)[c]	.07		.10	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.08		1.50	(5.32)	(.41)

Total from investment operations	3.15		1.60	(5.30)	(.43)

Less distributions from:
Net investment income	—		(.15)	—	—
Net realized gains on investment transactions	—		—	(1.69)	—

Total distributions	—		(.15)	(1.69)	—

Net asset value, end of period	$23.76		$20.61	$19.16	$26.15

Total Return (%)[d]	15.28e	**	8.42	(21.18)	(1.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27		24	26	38
Ratio of expenses before expense reductions (%)	2.03	*	2.00	1.95	1.96	*
Ratio of expenses after expense reductions (%)	2.02	*	2.00	1.95	1.96	*
Ratio of net investment income (loss) (%)	.62	*	.51	.10	(.63	)*
Portfolio turnover rate (%)	43	*	93	52	80

[a]	For the six months ended January 31, 2004 (Unaudited).
[b]	For the period from June 25, 2001 (commencement of operations of Class B shares) to July 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charge.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

15

Class C

Years Ended July 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.62		$19.16	$26.16	$26.58

Income (loss) from investment operations:
Net investment income (loss)[c]	.07		.10	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.08		1.51	(5.34)	(.40)

Total from investment operations	3.15		1.61	(5.31)	(.42)

Less distributions from:
Net investment income	(.00)[d]		(.15)	—	—
Net realized gains on investment transactions	—		—	(1.69)	—

Total distributions	—		(.15)	(1.69)	—

Net asset value, end of period	$23.77		$20.62	$19.16	$26.16

Total Return (%)[e]	15.29[f]	**	8.43	(21.14)	(1.58	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		10	10	12
Ratio of expenses before expense reductions (%)	2.01	*	1.99	1.94	1.94	*
Ratio of expenses after expense reductions (%)	2.00	*	1.99	1.94	1.94	*
Ratio of net investment income (loss) (%)	.64	*	.52	.11	(.60	)*
Portfolio turnover rate (%)	43	*	93	52	80

[a]	For the six months ended January 31, 2004 (Unaudited).
[b]	For the period from June 25, 2001 (commencement of operations of Class C shares) to July 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Amount is less than $.005.
[e]	Total return does not reflect the effect of any sales charge.
[f]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class I

Years Ended July 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.71		$19.26	$26.19	$26.58

Income (loss) from investment operations:
Net investment income (loss)[c]	.21		.33	.31	.02
Net realized and unrealized gain (loss) on investment transactions	3.10		1.51	(5.34)	(.41)

Total from investment operations	3.31		1.84	(5.03)	(.39)

Less distributions from:
Net investment income	(.29)		(.39)	(.21)	—
Net realized gains on investment transactions	—		—	(1.69)	—

Total distributions	(.29)		—	(1.90)	—

Net asset value, end of period	$23.73		$20.71	$19.26	$26.19

Total Return (%)	16.05[d]	**	9.78	(20.16)	(1.47	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		11	21	32
Ratio of expenses before expense reductions (%)	.76	*	.74	.69	.69	*
Ratio of expenses after expense reductions (%)	.76	*	.74	.69	.69	*
Ratio of net investment income (loss) (%)	1.88	*	1.77	1.36	.64	*
Portfolio turnover rate (%)	43	*	93	52	80

[a]	For the six months ended January 31, 2004 (Unaudited).
[b]	For the period from June 25, 2001 (commencement of operations of Class I shares) to July 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

16

Class AARP

Years Ended July 31,	2004[a]		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.71		$19.26	$26.19	$29.03

Income (loss) from investment operations:
Net investment income (loss)[c]	.18		.29	.27	.25
Net realized and unrealized gain (loss) on investment transactions	3.10		1.51	(5.35)	.04

Total from investment operations	3.28		1.80	(5.08)	.29

Less distributions from:
Net investment income	(.24)		(.35)	(.16)	(.32)
Net realized gains on investment transactions	—		—	(1.69)	(2.81)

Total distributions	(.24)		(.35)	(1.85)	(3.13)

Net asset value, end of period	$23.75		$20.71	$19.26	$26.19

Total Return (%)	15.88[d]	**	9.56	(20.33)	.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29		19	17	16
Ratio of expenses before expense reductions (%)	1.01	*	.97	.89	.89	*
Ratio of expenses after expense reductions (%)	1.00	*	.97	.89	.89	*
Ratio of net investment income (loss) (%)	1.64	*	1.54	1.16	1.11	*
Portfolio turnover rate (%)	43	*	93	52	80

[a]	For the six months ended January 31, 2004 (Unaudited).
[b]	For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class S

Years Ended July 31,	2004[a]		2003	2002	2001	2000	1999[b]		1998[c]
Selected Per Share Data
Net asset value, beginning of period	$20.71		$19.26	$26.18	$26.81	$30.05	$25.65		$28.98

Income (loss) from investment operations:
Net investment income (loss)[d]	.18		.29	.27	.32	.33	.30[e]		.36
Net realized and unrealized gain (loss) on investment transactions	3.10		1.51	(5.34)	2.18	(1.73)	6.38		(1.59)

Total from investment operations	3.28		1.80	(5.07)	2.50	(1.40)	6.68		(1.23)

Less distributions from:
Net investment income	(.24)		(.35)	(.16)	(.32)	(.39)	(.18)		(.24)
Net realized gains on investment transactions	—		—	(1.69)	(2.81)	(1.45)	(2.10)		(1.86)

Total distributions	(.24)		(.35)	(1.85)	(3.13)	(1.84)	(2.28)		(2.10)

Net asset value, end of period	$23.75		$20.71	$19.26	$26.18	$26.81	$30.05		$25.65

Total Return (%)	15.88[f]	**	9.56	(20.30)	8.68	(4.61)	26.79	**	(4.54)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,586		1,520	1,581	2,558	2,078	2,555		1,997
Ratio of expenses before expense reductions (%)	1.01	*	.97	.89	.89	.95[g]	.87	*	.88
Ratio of expenses after expense reductions (%)	1.00	*	.97	.89	.89	.94[g]	.87	*	.88
Ratio of net investment income (loss) (%)	1.64	*	1.54	1.16	1.17	1.20	1.25	*	1.25
Portfolio turnover rate (%)	43	*	93	52	80	46	35	*	40

[a]	For the six months ended January 31, 2004 (Unaudited).
[b]	For the ten months ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from September 30 to July 31.
[c]	For the year ended September 30.
[d]	Based on average shares outstanding during the period.
[e]	Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[f]	Total return would have been lower had certain expenses not been reduced.
[g]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .94% and .94%, respectively.
*	Annualized
**	Not annualized

17

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Value Fund (the “Fund”) is a diversified series of Value Equity Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

18

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $162,972,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($79,101,000) and July 31, 2011 ($83,871,000), the respective expiration dates, whichever occurs first.

The tax character of the current distributions, if any, will be determined at the end of the current fiscal year.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

19

B. Purchases and Sales of Securities

During the the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $352,444,155 and $483,418,261, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund’s average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.60% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.405%, 0.425%, 0.415%, 0.16%, 0.40% and 0.40% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

20

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.005%, 1.02%, 1.01%, 0.755%, 0.995% and 0.995% for Class A, B, C, I, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

For the six months ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not imposed	Unpaid at January 31, 2004
Class A	$176,735	$2,600	$33,238
Class B	55,647	1,650	10,309
Class C	23,338	750	4,333
Class I	7,702	420	1,300
Class AARP	43,533	1,325	8,970
Class S	3,194,085	74,500	532,359

	$3,501,040	$81,245	$590,509

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$98,201	$18,341
Class C	42,178	7,896

	$140,379	$26,237

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$96,004		$37,577.22%
Class B	32,615		10,887.25%
Class C	13,497		4,928.24%

	$142,116		$53,392

21

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended January 31, 2004 aggregated $4,790 and $120, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2004, the CDSC for Class B and C shares aggregated $30,762 and $164, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2004, SDI received $102.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the six months ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $5 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

22

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	534,964	$11,811,903	1,487,702	$28,025,493
Class B	151,021	3,270,525	205,647	3,831,802
Class C	94,340	2,067,883	177,441	3,278,733
Class I	34,959	800,000	1,099,115	20,642,253
Class AARP	419,672	9,570,344	361,666	6,835,886
Class S	2,400,263	53,319,043	5,471,244	101,886,307

		$80,839,698		$164,500,474

Shares issued to shareholders in reinvestment of distributions
Class A	31,693	$728,306	65,739	$1,221,430
Class B	—	—	9,496	176,443
Class C	51	1,185	3,858	71,679
Class I	5,461	125,168	21,769	403,374
Class AARP	10,080	231,115	15,484	287,233
Class S	697,696	16,012,097	1,379,658	25,592,662

		$17,097,871		$27,752,821

Shares redeemed
Class A	(528,374)	$(11,587,287)	(1,759,023)	$(32,746,518)
Class B	(199,441)	(4,393,442)	(410,985)	(7,584,409)
Class C	(97,716)	(2,178,340)	(188,631)	(3,487,922)
Class I	(125,346)	(2,581,980)	(1,679,180)	(29,633,982)
Class AARP	(125,397)	(2,776,889)	(368,847)	(6,705,304)
Class S	(9,724,766)	(221,442,232)	(15,541,749)	(288,179,495)

		$(244,960,170)		$(368,337,630)

Net increase (decrease)
Class A	38,283	$952,922	(205,582)	$(3,499,595)
Class B	(48,420)	(1,122,917)	(195,842)	(3,576,164)
Class C	(3,325)	(109,272)	(7,332)	(137,510)
Class I	(84,926)	(1,656,812)	(558,296)	(8,588,355)
Class AARP	304,355	7,024,570	8,303	417,815
Class S	(6,626,807)	(152,111,092)	(8,690,847)	(160,700,526)

		$(147,022,601)		$(176,084,335)

23

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SDVAX	SDVBX	SDVCX
CUSIP Number	920390-861	920390-853	920390-846
Fund Number	449	649	749

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	SLCOX	SCDUX

Fund Number	249	049

24

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed “opt-out” form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:

AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:

Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:

Scudder Investments, Attention: Correspondence - Chicago

P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

25

Notes

26

Notes

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

27

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two International Place, Boston, MA 02110.

28

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant’s Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11. EXHIBITS.

(a) (1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

29

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder Large Company Value Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	March 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder Large Company Value Fund

By:	/s/ Richard T. Hale
Richard T. Hale
Chief Executive Officer

Date:	March 29, 2004

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	March 29, 2004

30

SCUDDER VALUE SERIES, INC.

PART C – OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

The Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions. The Registrant’s Bylaws provide for the indemnification of Registrant’s officers and directors.

However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”) and its own terms under the Bylaws, in no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to the Registrant or its stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each of the directors who is not an “interested person” (as defined under the 1940 Act) of Registrant (a “Non-interested Director”) has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Articles of Incorporation or the Bylaws. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the 1940 Act, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Directors’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless the Registrant and the directors who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Directors”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Directors by Deutsche Bank in connection with the Independent Directors’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

ITEM 16.	EXHIBITS

Exhibit 1	(a)	Articles of Incorporation of Registrant, dated October 14, 1987. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(b)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 25, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(c)	Articles Supplementary to Articles of Incorporation of Registrant, dated February 26, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(d)	Articles Supplementary to Articles of Incorporation of Registrant, dated December 28, 1990. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(e)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 24, 1992. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(f)	Articles Supplementary to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(g)	Articles of Amendment to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

(h)	Articles of Amendment to Articles of Incorporation of Registrant, dated December 2, 1996. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(i)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(j)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(k)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(l)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 19, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(m)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(n)	Articles of Amendment to the Charter of the Corporation, dated January 15, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(o)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(p)	Articles of Amendment to Articles of Incorporation of Registrant, dated May 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(q)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

	(r)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

	(s)	Articles of Amendment and Restatement, dated July 12, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

	(t)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 14, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

	(u)	Articles Supplementary to Articles of Incorporation of Registrant, dated [ , 2004] to be filed by amendment.

Exhibit 2	(a)	By-laws. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(b)	Amended By-laws, dated July 17, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(c)	Amendment to the By-laws, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(d)	Amendment to By-laws, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

Exhibit 3		Not Applicable.

Exhibit 4		Form of Agreement and Plan of Reorganization is filed herein as Appendix A to Part A of this Registration Statement.

Exhibit 5		Not Applicable.

Exhibit 6		Investment Management Agreement between the Registrant, on behalf of Scudder Contrarian Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

Exhibit 7	(a)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(b)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated [ , 2004] to be filed by amendment.

Exhibit 8		Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.)

Exhibit 9	(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated February 22, 1999. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)

	(b)	Amendment to Custody Contract between the Registrant and State Street Bank dated March 31, 1999. (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.)

	(c)	Amendment to Custody Contract between the Registrant and State Street Bank, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(d)	Amendment to Custody Contract between the Registrant and State Street Bank, dated July 2, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

Exhibit 10	(a)	Rule 12b-1 Plan between Scudder Contrarian Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(b)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(c)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(d)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)

	(e)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

	(f)	Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated November 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)

	(g)	Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

	(h)	Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated [July 21, 2004] to be filed by amendment.

Exhibit 11		Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. will be filed by amendment.

Exhibit 12		Tax Opinion and Consent of Willkie Farr & Gallagher LLP will be filed by amendment.

Exhibit 13	(a)	Agency Agreement. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.)

	(b)	Supplement to Agency Agreement between Registrant and Investors Fiduciary Trust Company dated June 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(c)	Supplement to Agency Agreement dated January 1, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(d)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Contrarian Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(e)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated February 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(f)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated [ , 2004], to be filed by amendment.

	(g)	Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration statement.)

Exhibit 14		Consents of Ernst & Young LLP and PricewaterhouseCoopers LLP will be filed by amendment.

Exhibit 15		Not Applicable.

Exhibit 16		Powers of Attorney are filed herein.

Exhibit 17		Form of Proxy is filed herein and appears in Part A of the Registration Statement.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Baltimore, and State of Maryland, on the 29th day of July, 2004.

SCUDDER VALUE SERIES, INC.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julian F. Sluyters Julian F. Sluyters	Chief Executive Officer	July 29, 2004

/s/ Charles A. Rizzo Charles A. Rizzo	Chief Financial Officer and Treasurer	July 29, 2004

John W. Ballantine * John W. Ballantine	Director	July 29, 2004

Lewis A. Burnham * Lewis A. Burnham	Director	July 29, 2004

Donald L. Dunaway * Donald L. Dunaway	Director	July 29, 2004

James R. Edgar * James R. Edgar	Director	July 29, 2004

Paul K. Freeman * Paul K. Freeman	Director	July 29, 2004

Robert B. Hoffman * Robert B. Hoffman	Director	July 29, 2004

Shirley D. Peterson* Shirley D. Peterson	Director	July 29, 2004

Fred B. Renwick* Fred B. Renwick	Director	July 29, 2004

William N. Shiebler* William N. Shiebler	Director	July 29, 2004

John G. Weithers* John G. Weithers	Director	July 29, 2004

*By	/s/ Caroline Pearson
Caroline Pearson** Assistant Secretary

**	Attorney-in-fact pursuant to the powers of attorney filed herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE

16	Powers of Attorney